AGREEMENT FOR COMPROMISE, SETTLEMENT AND PROPERTY EXCHANGE FOR RELEASE

This Agreement for Compromise, Settlement and Property Exchange for Release ("Agreement") is entered into by and between INDEPENDENCE ENERGY CORP. (hereinafter "IEC") whose corporate address is 3020 Old Ranch Parkway Suite 300 Seal Beach, CA 90740 ("IEC") and MontCrest Energy, Inc. and Black Strata, LLC (collectively hereinafter sometimes referred to as "Party" or "Parties"

RECITALS

WHEREAS, IEC is a working interest investor in the MEI 105H, the MEI 106, the MEI 113 and the MEI 115;

WHEREAS, IEC currently has certain development rights to twenty-five percent (25%) of the Working Interests in the Lease(s) within the AMI of the Coleman County South Lease(s) located in Coleman County, Texas;

WHEREAS IEC desires acquire all of Black Strata's mineral interest positions in the Lease(s) within the AMI of the Coleman County South Lease(s) located in Coleman County, Texas. *See,* "Assignments" describing the property covered by the South Leases, attached hereto "Exhibits A through J" and incorporated herein as though fully set forth at length;

WHEREAS, IEC desires to divest itself of all of its working interests it holds as a working interest investor in the MEI 105H, the MEI 106, the MEI 113 and the MEI 115 and fully and finally release MontCrest Energy, Inc. Black Strata, LLC in connection with all clams arising from or in any way related to IEC' s working interest investments in the MEI 105H, the MEI 106, the MEI 113 and the MEI 115, as well as fully and finally release MontCrest Energy, Inc. Black Strata, LLC in connection with IEC' s working interest investments in the Coleman County "South Lease(s)" located in Coleman County, Texas;

WHEREAS, disputes have arisen between the Parties as the validity and value of IEC's working interest investor in the MEI 105H, the MEI 106, the MEI 113 and the MEI 115 so that IEC would rather acquire all of Black Strata's development rights, Working Interests and Leases within the Coleman County South Leases as set forth in Exhibits A through J;

WHEREAS, the parties enter into this Agreement and each Exhibit in order to buy peace and settle all potential claims which could be asserted between them.

WHEREAS, for and in consideration of the mutual promises, covenants, conditions, stipulations, benefits, and detriments contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENTS

In consideration of the agreements described herein, the adequacy and sufficiency of which is acknowledged and subject to the terms hereof, the Parties do hereby stipulate, covenant and agree to the following:

1. IEC will assign all of its right, title and interest it obtained as a working interest investor in the MEI 105H, the MEI 106, the MEI 113 and the MEI 115 to MontCrest Energy, Inc. and for these assignments, Black Strata, LLC will assign IEC all of Black Strata, development rights, Working Interests and Leases within the Coleman County South Leases as set forth in Exhibits A through J.

2. IEC, on its own behalf and on behalf of their/its/his/her respective current and former partners, managers, subsidiaries, agents, officers, directors, shareholders, heirs, attorneys, trustees and affiliates, do hereby fully, forever and completely release, discharge, acquit and covenant not to sue MontCrest Energy, Inc. and Black Strata, LLC and/or their respective officers, members, managers, directors, shareholders, partners, employees, subsidiaries, agents, attorneys, trustees and affiliates from any and all claims, causes of action, rights, demands, damages, costs and compensation in connection with the Recitals in this Agreement, IEC previous acquisition of certain development rights to twenty-five percent (25%) of the Working Interests in the Leases within the Coleman County South Leases as set forth in Exhibits A through J and in connection with the MEI 105H, the MEI 106, the MEI 113 and the MEI 115, of any kind or nature whatsoever, whether known or unknown, actual or potential, whether sounding in tort, contract, under statute, in equity or otherwise, which IEC may now have or have had.

3. The Parties hereto further expressly acknowledge and agree that neither party makes any representation or warranty with respect to the amount of acreages being conveyed or warrants title thereto any in manner, neither expressly nor impliedly.

4. No consideration for the releases, agreements, promises, undertakings, representations, acknowledgments, statements, or other actions under this Agreement, shall be due to any of the Parties other than as expressly set forth in this Agreement and each Exhibit attached hereto.

5. Subject to the timely execution of this Agreement by all Parties, the Parties agree, represent, warrant and covenant that they will cooperate fully, to execute any and all supplemental documents and to take all additional actions that may be necessary or appropriate to give full force and effect to the terms and intent of this Agreement, which are not inconsistent with its terms.

6. Subject to the timely execution of this Agreement by all Parties, the Parties agree, represent, warrant and covenant that, they will non-suit with prejudice the claims against each other in the Lawsuit, each Party shall bear their own costs and attorney fees in connection with

such suit, and the Parties shall execute all documents and papers necessary to effectuate such non-suit with prejudice.

7. The Parties each represent and warrant to the other the following:

(a) that each have the sole right to execute this Agreement as the current owner and holder of the claims being compromised and released herein;

(b) that each have had adequate opportunity to consult with legal counsel and has in fact consulted legal counsel regarding the terms of and consequences of signing this Agreement;

(c) that each have not sold, assigned, transferred, conveyed or otherwise disposed of any claims that are the subject matter of this Agreement;

(d) that each have reviewed this Agreement with its counsel, understands the provisions of the Agreement, and enters into this Agreement voluntarily;

(e) that each have full right and authority to execute and deliver this Agreement and the Exhibits according to their respective its terms without the consent of any other person or entity; and

(f) that each, in agreeing to the terms of this Agreement, has acted on its own free will and has not relied in any way upon any representation or statement by the other or any representative of the other regarding the subject matter of this Agreement other than as stated herein. This Agreement is the result of substantial negotiations between the Parties and has been prepared by their respective attorneys. Accordingly, the fact that one party or another may have drafted this Agreement, or a portion thereof, is immaterial to the interpretation hereof and this Agreement shall not be construed against or in favor of any party.

8. The Parties acknowledge that this Agreement and each Exhibit hereto are a compromise of all claims,'and that this Agreement and it Exhibits is not an admission of liability on the part of any Party, but on the contrary, this Agreement is being executed only to avoid future litigation and claims and buy peace.

9. This Agreement and each Exhibit hereto shall be construed and enforced in accordance with the laws of the State of Texas without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Texas.

10. Any action to enforce this Agreement and each Exhibit hereto shall be brought in the exclusive county of venue, that being Coleman County, Texas.

11. The prevailing party in any action brought to enforce this Agreement and each Exhibit hereto shall be entitled to reasonable attorneys' fees and litigation expenses incurred.

12. Agreement and all Exhibits hereto shall not be altered or varied except in writing and signed by the Parties who are identified below.

13. This Agreement and each Exhibit hereto shall be binding upon and inure to the benefit of the Parties and each of their respective agents, principals, servants, employees, officers, directors, attorneys, trustees, representatives, parent or subsidiary companies, shareholders, members, managers, affiliated businesses, reinsureers, predecessors, successors and assigns, insureds, lenders, assigns, and all persons natural or corporate in privity, directly or indirectly with them or any one of them.

14. It is expressly understood and agreed that the terms of this Agreement and each Exhibit hereto are contractual and not mere recitals and that the parties herein intend to be and are hereby bound by its terms.

15. This Agreement and each Exhibit hereto may be executed by signatures on more than one counterpart, and if so executed, the various counterparts shall be and constitute one instrument for all purposes. For convenience, the several signature pages may be collected and annexed to one or more counterparts of this Agreement and each Exhibit hereto to form complete counterparts. This Agreement and each Exhibit hereto shall not be effective until each of the parties has executed the original or counterpart of this Agreement and each Exhibit hereto as applicable.

16. This Agreement and Exhibits hereto contains the entire agreement and understanding between the Parties with respect to the matters compromised and settled herein,

and any and all previous agreements or understandings whether express or implied, relating to the subject matter of this Agreement and each Exhibit hereto are fully extinguished and superseded by this Agreement and each Exhibit hereto. This Agreement may be amended or modified only by a written instrument signed by each of the Parties.

17. This Agreement shall be effective as of the date of the last of the Parties to execute this Agreement (the "Effective Date"). No assignment of interest or release from any claims at set forth above shall be effective except upon timely execution of this Agreement by all Parties and compliance with all terms and covenants, as set forth in this agreement and the Exhibits attached hereto.

IN WITNESS WHEREOF, the Parties have executed, acknowledged and delivered or caused their duly authorized representative or agent to execute, acknowledge and deliver this Agreement and each Exhibit hereto.

ACKNOWLEDGED AND AGREED, AS OF THE 25th day of February, 2013.

Independence Energy Corp.

By: [signature]
Name: Gregory Rotelli

Black Strata, LLC
MontCrest Energy, Inc.

By: [signature]
Name: A.J. Morris, III

[THE REMAINING PORTION OF THIS PAGE INTENTIONALLY LEFT BLANK]

THE STATE OF TEXAS §
COUNTY OF TARRANT §

BEFORE ME, the undersigned authority, on this day personally appeared **A.J. Morris, III** on behalf of Black Strata, LLC and MontCrest Energy, Inc. known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same in the capacities therein stated and for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 25th day of February, 2013.

ASHLEY LUCKETT CONYERS
MY COMMISSION EXPIRES
February 21, 2015

Ashley Luckett Conyers
Notary Public, State of Texas

THE STATE OF ______________ §
COUNTY OF ________________ §

BEFORE ME, the undersigned authority, on this day personally appeared **Gregory Rotelli,** for and on behalf of Independence Energy Corp. known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same in the capacities therein stated and for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 25th day of February, 2013.

____
Notary Public, State of ________________

[THE REMAINING PORTION OF THIS PAGE INTENTIONALLY LEFT BLANK]

EXHIBIT A

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

ASSIGNMENT OF OIL AND GAS LEASE

STATE OF TEXAS §
§ KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF COLEMAN §

THAT, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which is hereby acknowledged, Black Strata, LLC, ("Black Strata"), 320 Hemphill Street, Fort Worth, Texas ("Assignor"), has granted, bargained, sold, transferred, assigned and conveyed and does hereby grant, bargain, sell, transfer, assign and convey unto the following hereinafter named Assignee one hundred percent (100%) of Assignor's interest in the Assigned Lease covering lands in Coleman County, Texas, which is attached hereto as Exhibit A to.

Independence Energy Corp. Suite 300, 3020 Old Ranch Parkway, Seal Beach, CA 90740

SAVE AND EXCEPT, and there is reserved from this Assignment, overriding royalty interests, heretofore created, and assigned to third parties, provided, however, said overriding royalty interests, when combined with the royalty reserved to the lessors under the Leases, shall not constitute more than twenty percent (20%) of all of the oil, gas and other minerals produced under and by virtue of the Leases. Therefore, the share of oil, gas and other hydrocarbons produced under and by virtue the Assigned Lease attributable to the leasehold interest herein assigned to each Assignee shall be eighty percent (80%) times the undivided leasehold interest herein assigned to each Assignee.

This Assignment of Oil and Gas Interest is subject any Joint Operating Agreement in effect for the Assigned Lease, which is attached hereto as Exhibit A.

Assignor represents and warrants to defend title to the Property against all title claims made by, through and/or under Assignor, but not otherwise.

TO HAVE AND TO HOLD the Leases, together with all and singular the rights and appurtenances thereto in anywise belonging unto the Assignee, its successors and assigns, forever. This Assignment and the rights, interests and obligations of the parties hereto shall be binding upon and shall inure to the benefit of Assignor and Assignees, their respective successors and assigns for so long as the for the Assigned Lease remains in effect.

Executed on the 25th day of February, 2013.

ASSIGNOR:
Black Strata, LLC
By:

A.J. Morris, III, Manager
Black Strata, LLC

ASSIGNEE:
Independence Energy Corp By:

Gregory Rotelli

ACKNOWLEDGMENT

THE STATE OF TEXAS §
COUNTY OF TARRANT §

BEFORE ME, the undersigned authority, on this day personally appeared **A.J. Morris, III** on behalf of Black Strata, LLC, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same in the capacities therein stated and for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 25th day of February, 2013.

ASHLEY LUCKETT CONYERS
MY COMMISSION EXPIRES
February 21, 2015

Notary Public, State of Texas

[THE REMAINING PORTION OF THIS PAGE INTENTIONALLY LEFT BLANK]

EXHBIT A: ASSIGNED LEASE

Doc 00000814 Bk OR Vol 6 Pg 301

OIL, GAS AND MINERAL LEASE

THIS AGREEMENT made and effective this 1st day of April 2009, between, Kelly Fowler and William G Fowler of 1202 West Arkansas Lane, Arlington, Texas Lessor and Black Strata, LLC, 5313 Hidden Oaks Lane, Arlington, Texas 76017, Lessee.

1. GRANT. Lessor, in consideration of cash payment and other good and valuable consideration in hand paid, of the royalties herein provided for, of the agreements of Lessee herein contained, hereby grants, leases and lets exclusively onto Lessee the land described in paragraph 2 below, hereinafter referred to as leased premises, for the purposes of investigating, exploring, prospecting, drilling and mining for and producing oil, gas (the term 'gas' as used herein includes helium, carbon dioxide and other commercial gases, as well as hydrocarbons gases), sulpher, fissionable materials, and all other minerals, conducting exploration, geological and geophysical surveys, core tests, gravity and magnetic surveys, for introducing or injecting fire, air, gas, steam, water, salt water, chemicals, and fluids or substances into any subsurface stratum or strata which is not productive of fresh water for primary, secondary and other enhanced recovery operations.

2. LEASED PREMISES.

Being a 103.49 acre tract out of the M.M. Givens survey No. 10, Abstract No. 1640 and out of the D.M. Hankins 1435.25 acre tract, Coleman County, Texas, further describe by metes and bounds in the Deed Record from Green river Land and Cattle Company to Anthony Patrick Lange Jr. recorded in Volume 556, Page 949 of the Deed Records Coleman County, Texas incorporated herein by reference.

in the County of Coleman, State of Texas, containing 103.49 acres, including all riparian rights and any interests therein which Lessor may hereafter acquire by reversion, accretion, prescription or otherwise. In consideration of the aforementioned cash payment, Lessor agrees to execute at Lessee's request any additional or supplemental Instruments to effect a more complete or accurate description of the land so covered. For the purpose of determining the amount of any shut-in payments hereunder, the number of gross acres above specified shall be deemed correct, whether actually more or less.

3. TERM. Subject to the other provisions herein contained, this Lease shall be for a term of FIVE (5) Year from the date hereof (called "primary term") and as long thereafter as oil, gas, sulphur, fissionable materials or other mineral Is produced In paying quantities from the leased premises or land pooled therewith, or this lease is otherwise maintained in force and effect pursuant to other provisions herein contained.

4. ROYALTY PAYMENT. The royalties to be paid to the Lessor are: (a) On oil, **ONE-FIFTH (1/5)** of that produced and saved from said land, the same to be delivered at the wells or to the Lessor's credit into the pipelines to which the wells may be connected. Lessee shall have the continuing right to purchase such production at the wellhead market price then prevailing in the same field (or if there is no such price then prevailing In the same field, then the nearest field in which there is such a prevailing price) for production of similar grade and gravity. Lessee may sell any royalty oil in its possession and pay Lessor the price received by Lessee for such oil computed at the well, (b) For gas (including casinghead gas) and all other substances covered hereby (i) if used off the leased premises or used in the manufacture of gasoline or other products, the market value at the well of **ONE-FIFTH (1/5)** of the gas so used, or (ii) if sold on or off the leased premises, **ONE-FIFTH (1/5)** of the amount realized from such sale, provided the amount realized from the sale of gas on or off the leased premises shall be the price established by the Gas Sales Contract entered into in good faith by Lessee and gas purchaser, provided that on gas sold by Lessee the market value shall not exceed the amount received by Lessee for such gas computed at the mouth of the well. This lease may be maintained in effect in the event that gas is capable of being produced but because of market conditions is unable to be produced by the paying of shut-in royalty payments of $10.00 per acre. The shut-in payments are due at or prior to the expiration of the primary term and at the first anniversary of that date (shut-in royalty payments only maintain the lease an additional two years).

5. POOLING. Lessee shall have the right but not the obligation during or after the primary term while this lease is in effect to pool all or any part of the leased premises or interest therein with any other lands or interests, as to any or all depths or horizons, and as to any or all substances covered by this lease, either before or after the commencement of production, whenever Lessee deems it necessary or proper to do so in order to prudently develop or operate the leased premises, or not similar pooling authority exists with respect to such other lands or interests. The unit formed by such pooling for an oil well shall not exceed 80 acres plus a maximum acreage tolerance of 10%, and for a gas well shall not exceed 640 acres plus a maximum acreage tolerance of 10%, except that larger units may be formed for oil wells or gas wells to conform to any well spacing or density pattern that may be prescribed or permitted by any governmental authority having jurisdiction. In exercising its pooling rights hereunder, Lessee shall file of record a written declaration describing the unit and stating the effective date of pooling. Production, drilling or reworking operations anywhere on a unit which includes all or any part of the leased premises shall be treated as if it were production, drilling or reworking operations on the leased premises, except that the production on which Lessor's royalty is calculated shall be that proportion of the total unit production produced and saved which the net acreage covered by this Lease and included in the unit bears to the total gross acreage in the unit. Pooling in one or more instances shall not exhaust Lessee's pooling rights hereunder and Lessee shall have the recurring right but not the obligation to revise any unit formed hereunder by expansion or contraction, or both, either before or after the commencement of production, in order to conform to the well spacing or density pattern prescribed or permitted by the governmental authority having jurisdiction, or to conform to any productive acreage determination made by such governmental authority. In making such a revision, Lessee shall file of record a written declaration describing the revised unit and stating the

effective date of revision. To the extent any portion of the Leased premises is included in or excluded from the unit by virtue of such revision, the proportion of unit production on which royalties are payable hereunder shall thereafter be adjusted accordingly. In the absence of production from a unit, or upon permanent cessation thereof, Lessee may terminate the unit by filing of record a written declaration describing the unit and stating the date of termination.

6. OPERATIONS. If Lessee drills a well which is incapable of producing In paying quantities (hereinafter called ("dry hole") on the leased Premises or lands pooled therewith, or If all production (whether or not in paying quantities) ceases from any cause, Including a revision of unit boundaries pursuant to the provisions of Paragraph 5 or the action of any governmental authority, then in the event this lease is not otherwise being maintained in force it nevertheless remain in force If Lessee commences operations for reworking an existing well or for drilling an additional well on the leased premises or pooled therewith within 90 days after completion of operations on such dry hole or within 90 days after such cessation of all production. This is a PAID-UP LEASE. In consideration of down cash payment, Lessor agrees that Lessee shall not be obligated to commence or continue any operations during the primary term. If at the end of the primary term or any time thereafter, oil, gas or other substances covered hereby are not being produced in paying quantities from the leased premises or lands pooled therewith, but Lessee is then engaged in drilling, reworking or any other operations reasonably calculated to obtain or restore production therefrom, this lease shall remain in force so long as such operations are prosecuted with no cessation of more than 90 consecutive days, and if any such operations result in the production of oil or gas or other substances covered hereby, as long thereafter as there is production in paying quantities from the leased premises or lands pooled therewith. After completion of a well capable of producing in paying quantities hereunder, Lessee shall drill such additional wells on the leased premises or lands pooled therewith as a reasonably prudent operator would drill under the same or similar circumstances to (a) develop the leased premises as to formations then capable of producing in paying quantities on the leased premises or lands pooled therewith, or (b) protect the leased premises fron uncompensated drainage by any well or wells located on other lands not pooled therewith. There shall be no covenant to drill exploratory wells or any additional wells except as expressly provided herein.

7. LESSER INTEREST. Should Lessor own less than the full mineral estate in all or any part of the leased premises the royalty and shut-in payments, payable hereunder for any well on any part of the leased premises or lands pooled therewith shall be reduced to the proportion that Lessor's mineral interest in such part of the leased premises bears to the full mineral estate in such part of the leased premises.

8. ANCILLARY RIGHTS. Lessee may use in its operations, free of cost, any oil, gas, water and/or other substances produced on the leased premises, except water from Lessor's wells or ponds. The right of ingress and egress granted hereby shall apply to the entire leased premises described in Paragraph 2 above, notwithstanding any partial release or other termination of this lease with respect thereto. If expressly requested in writing by the surface owner, Lessee agrees to bury pipelines across cultivated land below ordinary plow depth, as such depth may be determined at the time of burial. After the pipeline has once been laid below such depth, Lessee shall not thereafter be required to restore the ground cover, or to lower, or to remove such pipeline unless the surface owner first agrees in writing to bear the entire cost thereof, and advances to Lessee the estimated cost thereof. No well shall be located less than 200 feet from any house or barn now on the leased premises without Lessor's consent, and Lessee shall pay for damage caused by its operations to buildings and other improvements now on the leased premises, and to timber and growing crops thereon. Lessee shall have the right at any time to remove its fixtures, equipment and materials, including well casing, from the leased premises during the term of this lease or within a reasonable time thereafter. Lessee may lay pipelines, build roads, tanks, power stations, erect telephone and power lines and construct other facilities deemed necessary by Lessee on and over and across the leased premises and other lands owned or claimed by Lessor adjacent and contiguous thereto to produce, save, take care of, treat transport and own products granted by this lease.

9. OWNERSHIP CHANGES. The interest of either Lessee or Lessee hereunder may be assigned, devised or otherwise transferred in whole or in part by area and/or by depth or horizon, and the rights and obligations of the parties hereunder shall extend to their respective heirs, devisees, executors, administrators, successors, and assigns. No change in Lessor's ownership shall have the effect of reducing the rights or enlarging the obligations of Lessee hereunder, and no change in ownership shall be binding on Lessee until 60 days after Lessee has been furnished the original or certified or duly authenticated copies of the documents establishing such change of ownership to the satisfaction of Lessee or until Lessor has satisfied the notification requirements contained in Lessee's usual form of division order. In the event the death of any person entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to the credit of decedent or decedent's estate in the depository designated above. If at any time two or more persons are entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to such persons or to the credit in the depository, either jointly or separately in proportion to the interest which each owns. If Lessee transfers its interest hereunder in whole or in part Lessee shall be relieved of all obligations thereafter arising with respect to the transferred interest, and failure of the transferee to satisfy such obligations with respect to the transferred interest shall not affect the rights of Lessee with respect to any interest not so transferred. If Lessee transfers a full or undivided interest in all or any portion of the area covered by this lease, the obligation to pay or tender shut-in payments hereunder shall be divided between Lessee and the Transferee in proportion to the net acreage interest in this lease then held by each.

10. BREACH OR DEFAULT. No litigation shall be initiated by Lessor with respect to any breach or default by Lessee hereunder, for a period of at least 90 days after Lessor has given Lessee written notice fully describing the breach or default, and then only if Lessee fails to remedy the breach or default within such period. In the event the matter is litigated and there is a final judicial determination that a breach or default has occurred, this lease shall not be forfeited or cancelled in whole or in part unless Lessee is given a reasonable time after such judicial determination to remedy the breach or default and Lessee fails to do so.

11. WARRANTY OF TITLE. Lessor hereby warrants and agrees to defend title conveyed to Lessee hereunder, and agrees that Lessee at Lessee's option nay pay and discharge any taxes, mortgages or liens existing, levied or assessed on or against the leased premises. If Lessee exercises such option, Lessee shall be subrogated to the rights of the party to whom payment is made, and, In addition to its other rights, may reimburse itself out of any royalties, or shut-in payments otherwise payable to Lessor hereunder. In the event Lessee is made aware of any claim inconsistent with Lessor's title, Lessee may suspend the payment of royalties and shut-in payments hereunder, without interest until Lessee has been furnished satisfactory evidence that such claim has been resolved. Lessee shall have the right to accept leases or conveyances from others owning or claiming to own interests in the leased premises or covered hereby adverse to the rights of Lessor herein. Should Lessee become involved in any dispute or litigation arising out of any claim adverse to the title of Lessor to said leased premises, Lessee may recover from Lessor its reasonable and necessary expenses and

attorney fees incurred in such dispute or litigation, with the right to apply royalties accruing hereunder toward satisfying said expenses and attorney fees.

12. REGULATION AND DELAY. Lessee's obligations under this Lease, whether express or implied, shall be subject to all applicable laws, rules, regulations and orders of any governmental authority having jurisdiction including restrictions on the drilling and production of wells, and the price of oil, gas and other substances covered hereby. When drilling, reworking, production or other operations are prevented or delayed or interrupted by such laws, rules, regulations orders, or by inability to obtain necessary permits, equipment, services, material, water, electricity, fuel access or easements, or by fire, flood, adverse weather conditions, war, sabotage, rebellion, insurrection, riot, strike, or labor disputes, or by inability to obtain a satisfactory market for production or failure of purchasers or carriers to take or transport such production, or by any other cause not reasonably within Lessee's control, this lease shall not terminate because of such prevention, delay or interruption, and shall be maintained in force and effect for so long as such force majeure continues, and for 60 days thereafter, or so long as this lease is maintained in force by some other provisions thereof, whichever is the later date. Lessee shall not be liable for breach of any express of implied covenants of this lease when drilling, production or other operations are so prevented, delayed or interrupted.

13. EXECUTION. This lease may be signed in any number of counterparts, each of which shall be binding upon all who execute same, whether or not all parties named in the caption hereof execute this lease. Should any one or more of the parties named herein as Lessor fall to execute this lease, it shall nevertheless be binding on the party or parties who execute the same, and additional parties may execute this lease as Lessor, and this lease shall be binding on each party executing the same notwithstanding that such party is named herein as Lessor, and all of the provisions of this lease shall inure to the benefit of and be binding on the parties hereto and their respective heirs, legal representatives, successors and assigns.

IN WITNESS WHEREOF, this LEASE is executed to be effective as of the date entered into, but upon execution shall be binding on the signatory and the signatory's heirs, devisees, executors, administrators, successors and assigns.

William Fowler (signature)
William G Fowler

Kelly Fowler (signature)
Kelly Fowler

ACKNOWLEDGMENT

STATE OF TEXAS

COUNTY OF TARRANT

The foregoing instrument was acknowledged before me this 1 day of April, 2009 by

JOHN ANDREW MORRIS
Notary Public, State of Texas
My Commission Expires
December 02, 2012

(signature)
NOTARY PUBLIC, STATE OF TEXAS

AFFADAVIT OF NON PRODUCTION

STATE OF TEXAS

COUNTY OF COLEMAN

BEFORE ME, the undersigned authority, on this day personally appeared William Fowler & Kelly Fowler, know to me to be a credible person, and who after being by me duly sworn, did depose and say:

That I am familiar with the certain tracts or parcels of land in Coleman County, Texas more fully described as follows:

Being a 103.49 acre tract out of the M.M. Givens survey No. 10, Abstract No. 1640 and out of the D.M. Hankins 1435.25 acre tract, Coleman County, Texas, further describe by metes and bounds in the Deed Record from Green river Land and Cattle Company to Anthony Patrick Lange Jr. recorded in Volume 556, Page 949 of the Deed Records Coleman County, Texas incorporated herein by reference.

I know of my own personal knowledge that there is not, on this date of this affidavit, any production of oil, gas or other minerals from the above described tract of land. For a period of at least one (1) year preceding the date of this affidavit, there has been no production of oil, gas or other minerals from said lands. I further know for at least one (1) year prior to the date of this affidavit, there has not been conducted any drilling operations for the discovery of oil and/or gas on the above described tract of land, nor has there been conducted any re-working operations in regard to any oil and gas wells or production, nor have any such operations taken place on said during said time period. In addition, any and all oil and gas leases covering the above described tract of land have terminated by cessation of production and by the terms and conditions set forth therein.

WITNESS MY HAND, this 1st day of April, 2009.

William Fowler Sr.
William Fowler

Kelly Fowler Sr.
Kelly Fowler

SUBSCRIBED AND SWORN TO BEFORE ME by the said William Fowler & Kelly Fowler, this the 1st day of April, 2009

JOHN ANDREW MORRIS
Notary Public, State of Texas
My Commission Expires
December 02, 2012

J. Morris
Notary Public, State of Texas

4-8-09

I Kelly Fowler Convey To
Willow Fowler any mineral
interest that I have of the
103.49 acre Tract out of the
M.M. Givens Survey No 10, abstract
No 1640 out of the D.M. Harkins
1435.25 acre tract Coleman County,
Texas.

Kelly Fowler

Witness - Carolyn Cross

KENT A. KLEIN
NOTARY PUBLIC
STATE OF TEXAS
EXPIRES
03-16-2011

Kent A. Klein
EXP 03-16-11

FILED AND RECORDED
OFFICIAL PUBLIC RECORDS
On: May 13, 2009 at 03:23P

Document Number: 00000814

Amount 22.00

By
Stacey Mendoza,
Coleman County Clerk

ANY PROVISION HEREIN WHICH RESTRICTS THE SALE, RENTAL OR USE OF THE DESCRIBED REAL PROPERTY BECAUSE OF COLOR OR RACE IS INVALID AND UNENFORCEABLE UNDER FEDERAL LAW.

EXHIBIT B

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

ASSIGNMENT OF OIL AND GAS LEASE

STATE OF TEXAS §
§ KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF COLEMAN §

THAT, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which is hereby acknowledged, Black Strata, LLC, ("Black Strata"), 320 Hemphill Street, Fort Worth, Texas ("Assignor"), has granted, bargained, sold, transferred, assigned and conveyed and does hereby grant, bargain, sell, transfer, assign and convey unto the following hereinafter named Assignee one hundred percent (100%) of Assignor's interest in the Assigned Lease covering lands in Coleman County, Texas, which is attached hereto as Exhibit A to.

Independence Energy Corp. Suite 300, 3020 Old Ranch Parkway, Seal Beach, CA 90740

SAVE AND EXCEPT, and there is reserved from this Assignment, overriding royalty interests, heretofore created, and assigned to third parties, provided, however, said overriding royalty interests, when combined with the royalty reserved to the lessors under the Leases, shall not constitute more than twenty percent (20%) of all of the oil, gas and other minerals produced under and by virtue of the Leases. Therefore, the share of oil, gas and other hydrocarbons produced under and by virtue the Assigned Lease attributable to the leasehold interest herein assigned to each Assignee shall be eighty percent (80%) times the undivided leasehold interest herein assigned to each Assignee.

This Assignment of Oil and Gas Interest is subject any Joint Operating Agreement in effect for the Assigned Lease, which is attached hereto as Exhibit A.

Assignor represents and warrants to defend title to the Property against all title claims made by, through and/or under Assignor, but not otherwise.

TO HAVE AND TO HOLD the Leases, together with all and singular the rights and appurtenances thereto in anywise belonging unto the Assignee, its successors and assigns, forever. This Assignment and the rights, interests and obligations of the parties hereto shall be binding upon and shall inure to the benefit of Assignor and Assignees, their respective successors and assigns for so long as the for the Assigned Lease remains in effect.

Executed on the 25th day of February, 2013.

ASSIGNOR:
Black Strata, LLC
By:

A.J. Morris, III, Manager
Black Strata, LLC

ASSIGNEE:
Independence Energy Corp By:

Gregory Rotelli

ACKNOWLEDGMENT

THE STATE OF TEXAS §
COUNTY OF TARRANT §

BEFORE ME, the undersigned authority, on this day personally appeared **A.J. Morris, III** on behalf of Black Strata, LLC, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same in the capacities therein stated and for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 25th day of February, 2013.

ASHLEY LUCKETT CONYERS
MY COMMISSION EXPIRES
February 21, 2015

Notary Public, State of Texas

[THE REMAINING PORTION OF THIS PAGE INTENTIONALLY LEFT BLANK]

EXHBIT A: ASSIGNED LEASE

OIL, GAS AND MINERAL LEASE

THIS AGREEMENT made and effective this 1st day of April, 2009, between, William G Fowler, Kelly Fowler, and Danny Fowler, Lessor and Black Strata, LLC, 5313 Hidden Oaks Lane, Arlington, Texas 76017, Lessee.

1. GRANT. Lessor, in consideration of cash payment and other good and valuable consideration in hand paid, of the royalties herein provided for, of the agreements of Lessee herein contained, hereby grants, leases and lets exclusively onto Lessee the land described in paragraph 2 below, hereinafter referred to as leased premises, for the purposes of investigating, exploring, prospecting, drilling and mining for and producing oil, gas (the term 'gas' as used herein includes helium, carbon dioxide and other commercial gases, as well as hydrocarbons gases), sulphur, fissionable materials, and all other minerals, conducting exploration, geological and geophysical surveys, core tests, gravity and magnetic surveys, for introducing or injecting fire, air, gas, steam, water, salt water, chemicals, and fluids or substances into any subsurface stratum or strata which is not productive of fresh water for primary, secondary and other enhanced recovery operations.

2. LEASED PREMISES.

Being a 139.21 acre tract of land in Coleman County, Texas, being out of the M. M. Givens Survey No. 10, Abstract No. 1640, also being out of the D. M. Hankins 1435.25 acre tract, and said 139.21 acre tract Tract being herein described by metes and bounds on Exhibit "A" attached.

in the County of Coleman, State of Texas, containing 139.21 acres, including all riparian rights and any interests therein which Lessor may hereafter acquire by reversion, accretion, prescription or otherwise. In consideration of the aforementioned cash payment, Lessor agrees to execute at Lessee's request any additional or supplemental Instruments to effect a more complete or accurate description of the land so covered. For the purpose of determining the amount of any shut-in payments hereunder, the number of gross acres above specified shall be deemed correct, whether actually more or less.

3. TERM. Subject to the other provisions herein contained, this Lease shall be for a term of FIVE (5) Year from the date hereof (called "primary term") and as long thereafter as oil, gas, sulphur, fissionable materials or other mineral Is produced In paying quantities from the leased premises or land pooled therewith, or this lease is otherwise maintained in force and effect pursuant to other provisions herein contained.

4. ROYALTY PAYMENT. The royalties to be paid to the Lessor are: (a) On oil, **ONE-FIFTH (1/5)** of that produced and saved from said land, the same to be delivered at the wells or to the Lessor's credit into the pipelines to which the wells may be connected. Lessee shall have the continuing right to purchase such production at the wellhead market price then prevailing in the same field (or if there is no such price then prevailing In the same field, then the nearest field in which there is such a prevailing price) for production of similar grade and gravity. Lessee may sell any royalty oil in its possession and pay Lessor the price received by Lessee for such oil computed at the well. (b) For gas (including casinghead gas) and all other substances covered hereby (i) if used off the leased premises or used in the manufacture of gasoline or other products, the market value at the well of **ONE-FIFTH (1/5)** of the gas so used, or (ii) if sold on or off the leased premises, **ONE-FIFTH (1/5)** of the amount realized from such sale, provided the amount realized from the sale of gas on or off the leased premises shall be the price established by the Gas Sales Contract entered into in good faith by Lessee and gas purchaser, provided that on gas sold by Lessee the market value shall not exceed the amount received by Lessee for such gas computed at the mouth of the well. This lease may be maintained in effect in the event that gas is capable of being produced but because of market conditions is unable to be produced by the paying of shut-in royalty payments of $10.00 per acre. The shut-in payments are due at or prior to the expiration of the primary term and at the first anniversary of that date (shut-in royalty payments only maintain the lease an additional two years).

5. POOLING. Lessee shall have the right but not the obligation during or after the primary term while this lease is in effect to pool all or any part of the leased premises or interest therein with any other lands or interests, as to any or all depths or horizons, and as to any or all substances covered by this lease, either before or after the commencement of production, whenever Lessee deems it necessary or proper to do so in order to prudently develop or operate the leased premises, or not similar pooling authority exists with respect to such other lands or interests. The unit formed by such pooling for an oil well shall not exceed 80 acres plus a maximum acreage tolerance of 10%, and for a gas well shall not exceed 640 acres plus a maximum acreage tolerance of 10%, except that larger units may be formed for oil wells or gas wells to conform to any well spacing or density pattern that may be prescribed or permitted by any governmental authority having jurisdiction. In exercising its pooling rights hereunder, Lessee shall file of record a written declaration describing the unit and stating the effective date of pooling. Production, drilling or reworking operations anywhere on a unit which includes all or any part of the leased premises shall be treated as if it were production, drilling or reworking operations on the leased premises, except that the production on which Lessor's royalty is calculated shall be that proportion of the total unit production produced and saved which the net acreage covered by this Lease and included in the unit bears to the total gross acreage in the unit. Pooling in one or more instances shall not exhaust Lessee's pooling rights hereunder and Lessee shall have the recurring right but not the obligation to revise any unit formed hereunder by expansion or contraction, or both, either before or after the commencement of production, in order to conform to the well spacing or density pattern prescribed or permitted by the governmental authority having jurisdiction, or to conform to any productive acreage determination made by such governmental authority. In making such a revision, Lessee shall file of record a written declaration describing the revised unit and stating the effective date of revision. To the extent any portion of the Leased premises is included in or excluded from the unit by virtue of such

revision, the proportion of unit production on which royalties are payable hereunder shall thereafter be adjusted accordingly. In the absence of production from a unit, or upon permanent cessation thereof, Lessee may terminate the unit by filing of record a written declaration describing the unit and stating the date of termination.

6. OPERATIONS. If Lessee drills a well which is incapable of producing In paying quantities (hereinafter called ("dry hole") on the leased Premises or lands pooled therewith, or If all production (whether or not in paying quantities) ceases from any cause, Including a revision of unit boundaries pursuant to the provisions of Paragraph 5 or the action of any governmental authority, then in the event this lease is not otherwise being maintained in force it nevertheless remain in force If Lessee commences operations for reworking an existing well or for drilling an additional well on the leased premises or pooled therewith within 90 days after completion of operations on such dry hole or within 90 days after such cessation of all production. This is a PAID-UP LEASE. In consideration of down cash payment, Lessor agrees that Lessee shall not he obligated to commence or continue any operations during the primary term. If at the end of the primary term or any time thereafter, oil, gas or other substances covered hereby are not being produced in paying quantities from the leased premises or lands pooled therewith, but Lessee is then engaged in drilling, reworking or any other operations reasonably calculated to obtain or restore production therefrom, this lease shall remain in force so long as such operations are prosecuted with no cessation of more than 90 consecative days, and if any such operations result in the production of oil or gas or other substances covered hereby, as long thereafter as there is production in paying quantities from the leased premises or lands pooled therewith. After completion of a well capable of producing in paying quantities hereunder, Lessee shall drill such additional wells on the leased premises or lands pooled therewith as a reasonably prudent operator would drill under the same or similar circumstances to (a) develop the leased premises as to formations then capable of producing in paying quantities on the leased premises or lands pooled therewith, or (b) protect the leased premises fron uncompensated drainage by any well or wells located on other lands not pooled therewith. There shall be no covenant to drill exploratory wells or any additional wells except as expressly provided herein.

7. LESSER INTEREST. Should Lessor own less than the full mineral estate in all or any part of the leased premises the royalty and shut-in payments, payable hereunder for any well on any part of the leased premises or lands pooled therewith shall be reduced to the proportion that Lessor's mineral interest in such part of the leased premises bears to the full mineral estate in such part of the leased premises.

8. ANCILLARY RIGHTS. Lessee may use in its operations, free of cost, any oil, gas, water and/or other substances produced on the leased premises, except water from Lessor's wells or ponds. The right of ingress and egress granted hereby shall apply to the entire leased premises described in Paragraph 2 above, notwithstanding any partial release or other termination of this lease with respect thereto. If expressly requested in writing by the surface owner, Lessee agrees to bury pipelines across cultivated land below ordinary plow depth, as such depth may be determined at the time of burial. After the pipeline has once been laid below such depth, Lessee shall not thereafter be required to restore the ground cover, or to lower, or to remove such pipeline unless the surface owner first agrees in writing to bear the entire cost thereof, and advances to Lessee the estimated cost thereof. No well shall be located less than 200 feet from any house or barn now on the leased premises without Lessor's consent, and Lessee shall pay for damage caused by its operations to buildings and other improvements now on the leased premises, and to timber and growing crops thereon. Lessee shall have the right at any time to remove its fixtures, equipment and materials, including well casing, from the leased premises during the term of this lease or within a reasonable time thereafter. Lessee may lay pipelines, build roads, tanks, power stations, erect telephone and power lines and construct other facilities deemed necessary by Lessee on and over and across the leased premises and other lands owned or claimed by Lessor adjacent and contiguous thereto to produce, save, take care of, treat transport and own products granted by this lease.

9. OWNERSHIP CHANGES. The interest of either Lessee or Lessee hereunder may be assigned, devised or otherwise transferred in whole or in part by area and/or by depth or horizon, and the rights and obligations of the parties hereunder shall extend to their respective heirs, devisees, executors, administrators, successors, and assigns. No change in Lessor's ownership shall have the effect of reducing the rights or enlarging the obligations of Lessee hereunder, and no change in ownership shall be binding on Lessee until 60 days after Lessee has been furnished the original or certified or duly authenticated copies of the documents establishing such change of ownership to the satisfaction of Lessee or until Lessor has satisfied the notification requirements contained in Lessee's usual form of division order. In the event the death of any person entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to the credit of decedent or decedent's estate in the depository designated above. If at any time two or more persons are entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to such persons or to the credit in the depository, either jointly or separately in proportion to the interest which each owns. If Lessee transfers its interest hereunder in whole or in part Lessee shall be relieved of all obligations thereafter arising with respect to the transferred interest, and failure of the transferee to satisfy such obligations with respect to the transferred interest shall not affect the rights of Lessee with respect to any interest not so transferred. If Lessee transfers a full or undivided interest in all or any portion of the area covered by this lease, the obligation to pay or tender shut-in payments hereunder shall be divided between Lessee and the Transferee in proportion to the net acreage interest in this lease then held by each.

10. BREACH OR DEFAULT. No litigation shall be initiated by Lessor with respect to any breach or default by Lessee hereunder, for a period of at least 90 days after Lessor has given Lessee written notice fully describing the breach or default, and then only if Lessee fails to remedy the breach or default within such period. In the event the matter is litigated and there is a final judicial determination that a breach or default has occurred, this lease shall not be forfeited or cancelled in whole or in part unless Lessee is given a reasonable time after such judicial determination to remedy the breach or default and Lessee fails to do so.

11. WARRANTY OF TITLE. Lessor hereby warrants and agrees to defend title conveyed to Lessee hereunder, and agrees that Lessee at Lessee's option nay pay and discharge any taxes, mortgages or liens existing, levied or assessed on or against the leased premises. If Lessee exercises such option, Lessee shall be subrogated to the rights of the party to whom payment is made, and, In addition to its other rights, may reimburse itself out of any royalties, or shut-in payments otherwise payable to Lessor hereunder. In the event Lessee is made aware of any claim inconsistent with Lessor's title, Lessee may suspend the payment of royalties and shut-in payments hereunder, without interest until Lessee has been furnished satisfactory evidence that such claim has been resolved. Lessee shall have the right to accept leases or conveyances from others owning or claiming to own interests in the leased premises or covered hereby adverse to the rights of Lessor herein. Should Lessee become involved in any dispute or litigation arising out of any claim adverse to the title of Lessor to said leased premises, Lessee may recover from Lessor its reasonable and necessary expenses and attorney fees incurred in such dispute or litigation, with the right to apply royalties accruing hereunder toward satisfying said expenses and attorney fees.

12. REGULATION AND DELAY. Lessee's obligations under this Lease, whether express or implied, shall be subject to all applicable laws, rules, regulations and orders of any governmental authority having jurisdiction including restrictions on the drilling and production of wells, and the price of oil, gas and other substances covered hereby. When drilling, reworking, production or other operations are prevented or delayed or interrupted by such laws, rules, regulations orders, or by inability to obtain necessary permits, equipment, services, material, water, electricity, fuel access or easements, or by fire, flood, adverse weather conditions, war, sabotage, rebellion, insurrection, riot, strike, or labor disputes, or by inability to obtain a satisfactory market for production or failure of purchasers or carriers to take or transport such production, or by any other cause not reasonably within Lessee's control, this lease shall not terminate because of such prevention, delay or interruption, and shall be maintained in force and effect for so long as such force majeure continues, and for 60 days thereafter, or so long as this lease is maintained in force by some other provisions thereof, whichever is the later date. Lessee shall not be liable for breach of any express of implied covenants of this lease when drilling, production or other operations are so prevented, delayed or interrupted.

13. EXECUTION. This lease may be signed in any number of counterparts, each of which shall be binding upon all who execute same, whether or not all parties named in the caption hereof execute this lease. Should any one or more of the parties named herein as Lessor fail to execute this lease, it shall nevertheless be binding on the party or parties who execute the same, and additional parties may execute this lease as Lessor, and this lease shall be binding on each party executing the same notwithstanding that such party is named herein as Lessor, and all of the provisions of this lease shall inure to the benefit of and be binding on the parties hereto and their respective heirs, legal representatives, successors and assigns.

IN WITNESS WHEREOF, this LEASE is executed to be effective as of the date entered into, but upon execution shall be binding on the signatory and the signatory's heirs, devisees, executors, administrators, successors and assigns.

William Fowler
William Fowler

ACKNOWLEDGMENT

STATE OF TEXAS

COUNTY OF TARRANT

The foregoing instrument was acknowledged before me this 1 day of April, 2009 by

JOHN ANDREW MORRIS
Notary Public, State of Texas
My Commission Expires
December 02, 2012

John Morris
NOTARY PUBLIC, STATE OF TEXAS

Kelly Fowler
Kelly Fowler

ACKNOWLEDGMENT

STATE OF TEXAS

COUNTY OF TARRANT

The foregoing instrument was acknowledged before me this 1 day of April, 2009 by

JOHN ANDREW MORRIS
Notary Public, State of Texas
My Commission Expires
December 02, 2012

John Morris
NOTARY PUBLIC, STATE OF TEXAS

Danny Fowler

ACKNOWLEDGMENT

STATE OF TEXAS

COUNTY OF TARRANT

The foregoing instrument was acknowledged before me this 1 day of April, 2009 by

JOHN ANDREW MORRIS
Notary Public, State of Texas
My Commission Expires
December 02, 2012

NOTARY PUBLIC, STATE OF TEXAS

Exhibit "A"

Being a 139.21 acre tract of land in Coleman County, Texas, being out of the M. M. Givens Survey No. 10, Abstract No. 1640, also being out of the D. M. Hankins 1435.25 acre tract, and said 139.21 acre tract being herein described by metes and bounds as follows:

Beginning at an iron pin and corner post set in the North line of the East Line and Red River RR. Co. Survey No. 3 and on the Southwest corner of said Survey No. 10 for the Southwest corner hereof;

THENCE N. 89 deg. 56' E. 2395.4 ft. with a fence on the South line of said Survey No. 10 to an iron pin for the Southeast corner hereof;

THENCE N. 1857.0 ft. to an iron pin for a corner hereof;

THENCE N. 3 deg. 50' E. 519.0 ft. to an iron pin for the Northeast corner hereof;

THENCE N. 78 deg. 50' W. 2458.5 ft. to an iron pin set in a fence on the west line of said Hankins Tract to the northwest corner hereof;

THENCE S. 1 deg. 27' E. 200.0 ft. to a corner post for a corner hereof;

THENCE S. 4 deg. 15' W. 81.5 ft. to a post for a corner hereof;

THENCE S. 1 deg. 32' E. 2572.6 ft. with a fence on the west line of said Hankins Tract to the place of the beginning and containing 139.21 acres of land

AFFADAVIT OF NON PRODUCTION

STATE OF TEXAS

COUNTY OF COLEMAN

BEFORE ME, the undersigned authority, on this day personally appeared William Fowler, Kelly Fowler, & Danny Fowler know to me to be a credible person, and who after being by me duly sworn, did depose and say:

That I am familiar with the certain tracts or parcels of land in Coleman County, Texas more fully described as follows:

Being a 139.21 acre tract of land in Coleman County, Texas, being out of the M. M. Givens Survey No. 10, Abstract No. 1640, also being out of the D. M. Hankins 1435.25 acre tract, and said 139.21 acre tract Tract being herein described by metes and bounds on Exhibit "A" attached.

I know of my own personal knowledge that there is not, on this date of this affidavit, any production of oil, gas or other minerals from the above described tract of land. For a period of at least one (1) year preceding the date of this affidavit, there has been no production of oil, gas or other minerals from said lands. I further know for at least one (1) year prior to the date of this affidavit, there has not been conducted any drilling operations for the discovery of oil and/or gas on the above described tract of land, nor has there been conducted any re-working operations in regard to any oil and gas wells or production, nor have any such operations taken place on said during said time period. In addition, any and all oil and gas leases covering the above described tract of land have terminated by cessation of production and by the terms and conditions set forth therein.

WITNESS MY HAND, this 1st day of April, 2009.

William Fowler — William Fowler | Kelly Fowler — Kelly Fowler | Danny Fowler — Danny Fowler

SUBSCRIBED AND SWORN TO BEFORE ME by the said William Fowler, Kelly Fowler, & Danny Fowler this the 1st day of April, 2009

JOHN ANDREW MORRIS
Notary Public, State of Texas
My Commission Expires
December 02, 2012

J. A. Morris
Notary Public, State of Texas

Doc 00000812 Bk OR Vol 6 Pg [illegible]

FILED AND RECORDED
OFFICIAL PUBLIC RECORDS
On: Jan 13,200[illegible] at [illegible]

Document Number: 00000812

Amount [illegible]

By
[illegible]
Colorado County Clerk
ANY PROVISION HEREIN WHICH RESTRICTS
THE SALE, RENTAL OR USE OF THE
DESCRIBED REAL PROPERTY BECAUSE OF
COLOR OR RACE IS INVALID AND
UNENFORCEABLE UNDER FEDERAL LAW

EXHIBIT C

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

ASSIGNMENT OF OIL AND GAS LEASE

STATE OF TEXAS §
§ **KNOW ALL MEN BY THESE PRESENTS:**
COUNTY OF COLEMAN §

THAT, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which is hereby acknowledged, Black Strata, LLC, ("Black Strata"), 320 Hemphill Street, Fort Worth, Texas ("Assignor"), has granted, bargained, sold, transferred, assigned and conveyed and does hereby grant, bargain, sell, transfer, assign and convey unto the following hereinafter named Assignee one hundred percent (100%) of Assignor's interest in the Assigned Lease covering lands in Coleman County, Texas, which is attached hereto as Exhibit A to.

Independence Energy Corp. Suite 300, 3020 Old Ranch Parkway, Seal Beach, CA 90740

SAVE AND EXCEPT, and there is reserved from this Assignment, overriding royalty interests, heretofore created, and assigned to third parties, provided, however, said overriding royalty interests, when combined with the royalty reserved to the lessors under the Leases, shall not constitute more than twenty percent (20%) of all of the oil, gas and other minerals produced under and by virtue of the Leases. Therefore, the share of oil, gas and other hydrocarbons produced under and by virtue the Assigned Lease attributable to the leasehold interest herein assigned to each Assignee shall be eighty percent (80%) times the undivided leasehold interest herein assigned to each Assignee.

This Assignment of Oil and Gas Interest is subject any Joint Operating Agreement in effect for the Assigned Lease, which is attached hereto as Exhibit A.

Assignor represents and warrants to defend title to the Property against all title claims made by, through and/or under Assignor, but not otherwise.

TO HAVE AND TO HOLD the Leases, together with all and singular the rights and appurtenances thereto in anywise belonging unto the Assignee, its successors and assigns, forever. This Assignment and the rights, interests and obligations of the parties hereto shall be binding upon and shall inure to the benefit of Assignor and Assignees, their respective successors and assigns for so long as the for the Assigned Lease remains in effect.

Executed on the 25th day of February, 2013.

ASSIGNOR:
Black Strata, LLC
By:

A.J. Morris, III, Manager
Black Strata, LLC

ASSIGNEE:
Independence Energy Corp By:

Gregory Rotelli

ACKNOWLEDGMENT

THE STATE OF TEXAS §
COUNTY OF TARRANT §

BEFORE ME, the undersigned authority, on this day personally appeared **A.J. Morris, III** on behalf of Black Strata, LLC, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same in the capacities therein stated and for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 25th day of February, 2013.

ASHLEY LUCKETT CONYERS
MY COMMISSION EXPIRES
February 21, 2015

Notary Public, State of Texas

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EXHBIT A: ASSIGNED LEASE

OIL, GAS AND MINERAL LEASE

THIS AGREEMENT made and effective this 1st day of April 2009, between, William G Fowler Lessor and Black Strata, LLC, 5313 Hidden Oaks Lane, Arlington, Texas 76017, Lessee.

1. GRANT. Lessor, in consideration of cash payment and other good and valuable consideration in hand paid, of the royalties herein provided for, of the agreements of Lessee herein contained, hereby grants, leases and lets exclusively onto Lessee the land described in paragraph 2 below, hereinafter referred to as leased premises, for the purposes of investigating, exploring, prospecting, drilling and mining for and producing oil, gas (the term 'gas' as used herein includes helium, carbon dioxide and other commercial gases, as well as hydrocarbons gases), sulphur, fissionable materials, and all other minerals, conducting exploration, geological and geophysical surveys, core tests, gravity and magnetic surveys, for introducing or injecting fire, air, gas, steam, water, salt water, chemicals, and fluids or substances into any subsurface stratum or strata which is not productive of fresh water for primary, secondary and other enhanced recovery operations.

2. LEASED PREMISES.

Being a 5.89 acre tract out of a 131.24 acre tract of land in Coleman County, Texas, being 125.45 acres out of the East Line & Red River R.R. Company Survey No.3, Abstract No. 851 and 5.89 acres out of the M. M. Givens Survey No. 10, Abstract No. 1640, also being out of the D. M. Hankins 1435.25 acre tract and said 131.24 acre tract. Save and Except a 125.45 acre tract out of the East Line & Red River R.R. Company Survey N. 10, Abstract No. 851 Tract being herein described by metes and bounds on Exhibit "A" attached.

in the County of Coleman, State of Texas, containing 5.89 acres, including all riparian rights and any interests therein which Lessor may hereafter acquire by reversion, accretion, prescription or otherwise. In consideration of the aforementioned cash payment, Lessor agrees to execute at Lessee's request any additional or supplemental Instruments to effect a more complete or accurate description of the land so covered. For the purpose of determining the amount of any shut-in payments hereunder, the number of gross acres above specified shall be deemed correct, whether actually more or less.

3. TERM. Subject to the other provisions herein contained, this Lease shall be for a term of FIVE (5) Year from the date hereof (called "primary term") and as long thereafter as oil, gas, sulphur, fissionable materials or other mineral Is produced In paying quantities from the leased premises or land pooled therewith, or this lease is otherwise maintained in force and effect pursuant to other provisions herein contained.

4. ROYALTY PAYMENT. The royalties to be paid to the Lessor are: (a) On oil, **ONE-FIFTH (1/5)** of that produced and saved from said land, the same to be delivered at the wells or to the Lessor's credit into the pipelines to which the wells may be connected. Lessee shall have the continuing right to purchase such production at the wellhead market price then prevailing in the same field (or if there is no such price then prevailing In the same field, then the nearest field in which there is such a prevailing price) for production of similar grade and gravity. Lessee may sell any royalty oil in its possession and pay Lessor the price received by Lessee for such oil computed at the well, (b) For gas (including casinghead gas) and all other substances covered hereby (i) if used off the leased premises or used in the manufacture of gasoline or other products, the market value at the well of **ONE-FIFTH (1/5)** of the gas so used, or (ii) if sold on or off the leased premises, **ONE-FIFTH (1/5)** of the amount realized from such sale, provided the amount realized from the sale of gas on or off the leased premises shall be the price established by the Gas Sales Contract entered into in good faith by Lessee and gas purchaser, provided that on gas sold by Lessee the market value shall not exceed the amount received by Lessee for such gas computed at the mouth of the well. This lease may be maintained in effect in the event that gas is capable of being produced but because of market conditions is unable to be produced by the paying of shut-in royalty payments of $10.00 per acre. The shut-in payments are due at or prior to the expiration of the primary term and at the first anniversary of that date (shut-in royalty payments only maintain the lease an additional two years).

5. POOLING. Lessee shall have the right but not the obligation during or after the primary term while this lease is in effect to pool all or any part of the leased premises or interest therein with any other lands or interests, as to any or all depths or horizons, and as to any or all substances covered by this lease, either before or after the commencement of production, whenever Lessee deems it necessary or proper to do so in order to prudently develop or operate the leased premises, or not similar pooling authority exists with respect to such other lands or interests. The unit formed by such pooling for an oil well shall not exceed 80 acres plus a maximum acreage tolerance of 10%, and for a gas well shall not exceed 640 acres plus a maximum acreage tolerance of 10%, except that larger units may be formed for oil wells or gas wells to conform to any well spacing or density pattern that may be prescribed or permitted by any governmental authority having jurisdiction. In exercising its pooling rights hereunder, Lessee shall file of record a written declaration describing the unit and stating the effective date of pooling. Production, drilling or reworking operations anywhere on a unit which includes all or any part of the leased premises shall be treated as if it were production, drilling or reworking operations on the leased premises, except that the production on which Lessor's royalty is calculated shall be that proportion of the total unit production produced and saved which the net acreage covered by this Lease and included in the unit bears to the total gross acreage in the unit. Pooling in one or more instances shall not exhaust Lessee's pooling rights hereunder and Lessee shall have the recurring right but not the obligation to revise any unit formed hereunder by expansion or contraction, or both, either before or after the commencement of production, in order to conform to the well spacing or density pattern prescribed or permitted by

the governmental authority having jurisdiction, or to conform to any productive acreage determination made by such governmental authority. In making such a revision, Lessee shall file of record a written declaration describing the revised unit and stating the effective date of revision. To the extent any portion of the Leased premises is included in or excluded from the unit by virtue of such revision, the proportion of unit production on which royalties are payable hereunder shall thereafter be adjusted accordingly. In the absence of production from a unit, or upon permanent cessation thereof, Lessee may terminate the unit by filing of record a written declaration describing the unit and stating the date of termination.

6. OPERATIONS. If Lessee drills a well which is incapable of producing In paying quantities (hereinafter called ("dry hole") on the leased Premises or lands pooled therewith, or If all production (whether or not in paying quantities) ceases from any cause, Including a revision of unit boundaries pursuant to the provisions of Paragraph 5 or the action of any governmental authority, then in the event this lease is not otherwise being maintained in force it nevertheless remain in force If Lessee commences operations for reworking an existing well or for drilling an additional well on the leased premises or pooled therewith within 90 days after completion of operations on such dry hole or within 90 days after such cessation of all production. This is a PAID-UP LEASE. In consideration of down cash payment, Lessor agrees that Lessee shall not he obligated to commence or continue any operations during the primary term. If at the end of the primary term or any time thereafter, oil, gas or other substances covered hereby are not being produced in paying quantities from the leased premises or lands pooled therewith, but Lessee is then engaged in drilling, reworking or any other operations reasonably calculated to obtain or restore production therefrom, this lease shall remain in force so long as such operations are prosecuted with no cessation of more than 90 consecutive days, and if any such operations result in the production of oil or gas or other substances covered hereby, as long thereafter as there is production in paying quantities from the leased premises or lands pooled therewith. After completion of a well capable of producing in paying quantities hereunder, Lessee shall drill such additional wells on the leased premises or lands pooled therewith as a reasonably prudent operator would drill under the same or similar circumstances to (a) develop the leased premises as to formations then capable of producing in paying quantities on the leased premises or lands pooled therewith, or (b) protect the leased premises fron uncompensated drainage by any well or wells located on other lands not pooled therewith. There shall be no covenant to drill exploratory wells or any additional wells except as expressly provided herein.

7. LESSER INTEREST. Should Lessor own less than the full mineral estate in all or any part of the leased premises the royalty and shut-in payments, payable hereunder for any well on any part of the leased premises or lands pooled therewith shall be reduced to the proportion that Lessor's mineral interest in such part of the leased premises bears to the full mineral estate in such part of the leased premises.

8. ANCILLARY RIGHTS. Lessee may use in its operations, free of cost, any oil, gas, water and/or other substances produced on the leased premises, except water from Lessor's wells or ponds. The right of ingress and egress granted hereby shall apply to the entire leased premises described in Paragraph 2 above, notwithstanding any partial release or other termination of this lease with respect thereto. If expressly requested in writing by the surface owner, Lessee agrees to bury pipelines across cultivated land below ordinary plow depth, as such depth may be determined at the time of burial. After the pipeline has once been laid below such depth, Lessee shall not thereafter be required to restore the ground cover, or to lower, or to remove such pipeline unless the surface owner first agrees in writing to bear the entire cost thereof, and advances to Lessee the estimated cost thereof. No well shall be located less than 200 feet from any house or barn now on the leased premises without Lessor's consent, and Lessee shall pay for damage caused by its operations to buildings and other improvements now on the leased premises, and to timber and growing crops thereon. Lessee shall have the right at any time to remove its fixtures, equipment and materials, including well casing, from the leased premises during the term of this lease or within a reasonable time thereafter. Lessee may lay pipelines, build roads, tanks, power stations, erect telephone and power lines and construct other facilities deemed necessary by Lessee on and over and across the leased premises and other lands owned or claimed by Lessor adjacent and contiguous thereto to produce, save, take care of, treat transport and own products granted by this lease.

9. OWNERSHIP CHANGES. The interest of either Lessee or Lessee hereunder may be assigned, devised or otherwise transferred in whole or in part by area and/or by depth or horizon, and the rights and obligations of the parties hereunder shall extend to their respective heirs, devisees, executors, administrators, successors, and assigns. No change in Lessor's ownership shall have the effect of reducing the rights or enlarging the obligations of Lessee hereunder, and no change in ownership shall be binding on Lessee until 60 days after Lessee has been furnished the original or certified or duly authenticated copies of the documents establishing such change of ownership to the satisfaction of Lessee or until Lessor has satisfied the notification requirements contained in Lessee's usual form of division order. In the event the death of any person entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to the credit of decedent or decedent's estate in the depository designated above. If at any time two or more persons are entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to such persons or to the credit in the depository, either jointly or separately in proportion to the interest which each owns. If Lessee transfers its interest hereunder in whole or in part Lessee shall be relieved of all obligations thereafter arising with respect to the transferred interest, and failure of the transferee to satisfy such obligations with respect to the transferred interest shall not affect the rights of Lessee with respect to any interest not so transferred. If Lessee transfers a full or undivided interest in all or any portion of the area covered by this lease, the obligation to pay or tender shut-in payments hereunder shall be divided between Lessee and the Transferee in proportion to the net acreage interest in this lease then held by each.

10. BREACH OR DEFAULT. No litigation shall be initiated by Lessor with respect to any breach or default by Lessee hereunder, for a period of at least 90 days after Lessor has given Lessee written notice fully describing the breach or default, and then only if Lessee fails to remedy the breach or default within such period. In the event the matter is litigated and there is a final judicial determination that a breach or default has occurred, this lease shall not be forfeited or cancelled in whole or in part unless Lessee is given a reasonable time after such judicial determination to remedy the breach or default and Lessee fails to do so.

11. WARRANTY OF TITLE. Lessor hereby warrants and agrees to defend title conveyed to Lessee hereunder, and agrees that Lessee at Lessee's option nay pay and discharge any taxes, mortgages or liens existing, levied or assessed on or against the leased premises. If Lessee exercises such option, Lessee shall be subrogated to the rights of the party to whom payment is made, and, In addition to its other rights, may reimburse itself out of any royalties, or shut-in payments otherwise payable to Lessor hereunder. In the event Lessee is made aware of any claim inconsistent with Lessor's title, Lessee may suspend the payment of royalties and shut-in payments hereunder, without interest until Lessee has been furnished satisfactory evidence that such claim has been resolved. Lessee shall have the right to accept leases or conveyances from others owning or claiming to own interests in the leased premises or covered hereby adverse to the rights of Lessor herein. Should Lessee become involved in any dispute or litigation arising out of any claim

adverse to the title of Lessor to said leased premises, Lessee may recover from Lessor its reasonable and necessary expenses and attorney fees incurred in such dispute or litigation, with the right to apply royalties accruing hereunder toward satisfying said expenses and attorney fees.

12. REGULATION AND DELAY. Lessee's obligations under this Lease, whether express or implied, shall be subject to all applicable laws, rules, regulations and orders of any governmental authority having jurisdiction including restrictions on the drilling and production of wells, and the price of oil, gas and other substances covered hereby. When drilling, reworking, production or other operations are prevented or delayed or interrupted by such laws, rules, regulations orders, or by inability to obtain necessary permits, equipment, services, material, water, electricity, fuel access or easements, or by fire, flood, adverse weather conditions, war, sabotage, rebellion, insurrection, riot, strike, or labor disputes, or by inability to obtain a satisfactory market for production or failure of purchasers or carriers to take or transport such production, or by any other cause not reasonably within Lessee's control, this lease shall not terminate because of such prevention, delay or interruption, and shall be maintained in force and effect for so long as such force majeure continues, and for 60 days thereafter, or so long as this lease is maintained in force by some other provisions thereof, whichever is the later date. Lessee shall not be liable for breach of any express of implied covenants of this lease when drilling, production or other operations are so prevented, delayed or interrupted.

13. EXECUTION. This lease may be signed in any number of counterparts, each of which shall be binding upon all who execute same, whether or not all parties named in the caption hereof execute this lease. Should any one or more of the parties named herein as Lessor fail to execute this lease, it shall nevertheless be binding on the party or parties who execute the same, and additional parties may execute this lease as Lessor, and this lease shall be binding on each party executing the same notwithstanding that such party is named herein as Lessor, and all of the provisions of this lease shall inure to the benefit of and be binding on the parties hereto and their respective heirs, legal representatives, successors and assigns.

IN WITNESS WHEREOF, this LEASE is executed to be effective as of the date entered into, but upon execution shall be binding on the signatory and the signatory's heirs, devisees, executors, administrators, successors and assigns.

William Fowler III

William G Fowler

ACKNOWLEDGMENT

STATE OF TEXAS

COUNTY OF TARRANT

The foregoing instrument was acknowledged before me this 1 day of April, 2009 by

JOHN ANDREW MORRIS
Notary Public, State of Texas
My Commission Expires
December 02, 2012

John Morris

NOTARY PUBLIC, STATE OF TEXAS

Exhibit "A"

Being a 5.89 acre tract out of a 131.24 acre tract of land in Coleman County, Texas, being 125.45 acres out of the East Line & Red River R.R. Company Survey No.3, Abstract No. 851 and 5.89 acres out of the M. M. Givens Survey No. 10, Abstract No. 1640, also being out of the D. M. Hankins 1435.25 acre tract and said 131.24 acre tract being herein described by metes and bounds as follows:

BEGINNING at an iron pin and corner post set on the Northeast corner of said Survey No.3 and a corner of said Hankins Tract for a Northeast corner hereof;

THENCE S. 89 deg. 47' W. 2524.0 ft. with a fence on said North line of Survey No.3 to an iron pin and corner post set on the Southeast corner of said Survey No. 10 and the Southwest corner of the T.& N. O. R.R. Company Survey No. 13 for a corner hereof;

THENCE N. 1 deg. 04' W. 322.0 ft. with a fence on the East line of said Survey No. 10 to an iron pin for a corner hereof;

THENCE S. 81 deg. 10' W. 1137.5 ft. with a fence to an iron pin and corner post for the Northwest corner hereof;

THENCE S. 0 deg. 28' E. with a fence and at 128.5 ft. cross over the South line of said Survey No. 10 and the North line of said Survey No.3 and then with a fence for a total distance of 1451.8 ft. to an iron pin and corner post set on a corner of said Hankins Tract for the Southwest corner hereof;

THENCE S. 87 deg. 15' E. 3434.2 ft. with a fence on a South line of said Hankins Tract to an iron pin and 15-inch Oak Tree used as a corner for the Southeast corner hereof;

THENCE N. 13 deg. 53' E. 503.7 ft. with a fence on an East line of said Hankins Tract to a post for a corner hereof;

THENCE N. 9 deg. 18' E. 512.0 ft. with a fence on an East line of said Hankins Tract to a post for a corner hereof;

THENCE N. 0 deg. 34' E. 607.4 ft. with a fence on an East line of said Hankins Tract to the place of beginning and containing 131.24 acres of land.

Save and Except a 125.45 acre tract out of the East Line & Red River R.R. Company Survey N. 10, Abstract No. 851.

AFFADAVIT OF NON PRODUCTION

STATE OF TEXAS

COUNTY OF COLEMAN

BEFORE ME, the undersigned authority, on this day personally appeared William Fowler, know to me to be a credible person, and who after being by me duly sworn, did depose and say:

That I am familiar with the certain tracts or parcels of land in Coleman County, Texas more fully described as follows:

Being a 5.89 acre tract out of a 131.24 acre tract of land in Coleman County, Texas, being 125.45 acres out of the East Line & Red River R.R. Company Survey No.3, Abstract No. 851 and 5.89 acres out of the M. M. Givens Survey No. 10, Abstract No. 1640, also being out of the D. M. Hankins 1435.25 acre tract and said 131.24 acre tract. Save and Except a 125.45 acre tract out of the East Line & Red River R.R. Company Survey N. 10, Abstract No. 851 Tract being herein described by metes and bounds on Exhibit "A" attached.

I know of my own personal knowledge that there is not, on this date of this affidavit, any production of oil, gas or other minerals from the above described tract of land. For a period of at least one (1) year preceding the date of this affidavit, there has been no production of oil, gas or other minerals from said lands. I further know for at least one (1) year prior to the date of this affidavit, there has not been conducted any drilling operations for the discovery of oil and/or gas on the above described tract of land, nor has there been conducted any re-working operations in regard to any oil and gas wells or production, nor have any such operations taken place on said during said time period. In addition, any and all oil and gas leases covering the above described tract of land have terminated by cessation of production and by the terms and conditions set forth therein.

WITNESS MY HAND, this 1st day of April, 2009.

William Fowler

SUBSCRIBED AND SWORN TO BEFORE ME by the said William Fowler this the 1st day of April, 2009

JOHN ANDREW MORRIS
Notary Public, State of Texas
My Commission Expires
December 02, 2012

Notary Public, State of Texas

Doc	Bk	Vol	Pg
00000811	OR	6	287

FILED AND RECORDED
OFFICIAL PUBLIC RECORDS
[illegible]

[illegible]

ANY PROVISION HEREIN WHICH RESTRICTS
[illegible]

EXHIBIT D

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

ASSIGNMENT OF OIL AND GAS LEASE

STATE OF TEXAS §
§ KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF COLEMAN §

THAT, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which is hereby acknowledged, Black Strata, LLC, ("Black Strata"), 320 Hemphill Street, Fort Worth, Texas ("Assignor"), has granted, bargained, sold, transferred, assigned and conveyed and does hereby grant, bargain, sell, transfer, assign and convey unto the following hereinafter named Assignee one hundred percent (100%) of Assignor's interest in the Assigned Lease covering lands in Coleman County, Texas, which is attached hereto as Exhibit A to.

Independence Energy Corp. Suite 300, 3020 Old Ranch Parkway, Seal Beach, CA 90740

SAVE AND EXCEPT, and there is reserved from this Assignment, overriding royalty interests, heretofore created, and assigned to third parties, provided, however, said overriding royalty interests, when combined with the royalty reserved to the lessors under the Leases, shall not constitute more than twenty percent (20%) of all of the oil, gas and other minerals produced under and by virtue of the Leases. Therefore, the share of oil, gas and other hydrocarbons produced under and by virtue the Assigned Lease attributable to the leasehold interest herein assigned to each Assignee shall be eighty percent (80%) times the undivided leasehold interest herein assigned to each Assignee.

This Assignment of Oil and Gas Interest is subject any Joint Operating Agreement in effect for the Assigned Lease, which is attached hereto as Exhibit A.

Assignor represents and warrants to defend title to the Property against all title claims made by, through and/or under Assignor, but not otherwise.

TO HAVE AND TO HOLD the Leases, together with all and singular the rights and appurtenances thereto in anywise belonging unto the Assignee, its successors and assigns, forever. This Assignment and the rights, interests and obligations of the parties hereto shall be binding upon and shall inure to the benefit of Assignor and Assignees, their respective successors and assigns for so long as the for the Assigned Lease remains in effect.

Executed on the 25th day of February, 2013.

ASSIGNOR:
Black Strata, LLC
By:

A.J. Morris, III, Manager
Black Strata, LLC

ASSIGNEE:
Independence Energy Corp By:

Gregory Rotelli

ACKNOWLEDGMENT

THE STATE OF TEXAS §
COUNTY OF TARRANT §

BEFORE ME, the undersigned authority, on this day personally appeared **A.J. Morris, III** on behalf of Black Strata, LLC, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same in the capacities therein stated and for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 25th day of February, 2013.

ASHLEY LUCKETT CONYERS
MY COMMISSION EXPIRES
February 21, 2015

Notary Public, State of Texas

[THE REMAINING PORTION OF THIS PAGE INTENTIONALLY LEFT BLANK]

EXHBIT A: ASSIGNED LEASE

OIL, GAS AND MINERAL LEASE

THIS AGREEMENT made and effective this 1st day of February 2009, between Hubert Rutherford & Gerri Rutherford, PO Box 174, Novice, Texas 79538, Lessor and Black Strata, LLC, 5703 Sagebrush Trail, Arlington, Texas 76017, Lessee.

1. GRANT. Lessor, in consideration of cash payment and other good and valuable consideration in hand paid, of the royalties herein provided for, of the agreements of Lessee herein contained, hereby grants, leases and lets exclusively onto Lessee the land described in paragraph 2 below, hereinafter referred to as leased premises, for the purposes of investigating, exploring, prospecting, drilling and mining for and producing oil, gas (the term 'gas' as used herein includes helium, carbon dioxide and other commercial gases, as well as hydrocarbons gases), sulphur, fissionable materials, and all other minerals, conducting exploration, geological and geophysical surveys, core tests, gravity and magnetic surveys, for introducing or injecting fire, air, gas, steam, water, salt water, chemicals, and fluids or substances into any subsurface stratum or strata which is not productive of fresh water for primary, secondary and other enhanced recovery operations.

2. LEASED PREMISES.

106.15 acres in the T&NO R.R. Co. Survey 13, A-654, Coleman CAD property ID R13161

in the County of Coleman, State of Texas, containing ONE HUNDRED SIX AND 15/100 (106.15) gross acres, more or less, including all riparian rights and any interests therein which Lessor may hereafter acquire by reversion, accretion, prescription or otherwise. In consideration of the aforementioned cash payment, Lessor agrees to execute at Lessee's request any additional or supplemental Instruments to effect a more complete or accurate description of the land so covered. For the purpose of determining the amount of any shut-in payments hereunder, the number of gross acres above specified shall be deemed correct, whether actually more or less.

3. TERM. Subject to the other provisions herein contained, this Lease shall be for a term of FIVE (5) Year from the date hereof (called "primary term") and as long thereafter as oil, gas, sulphur, fissionable materials or other mineral Is produced In paying quantities from the leased premises or land pooled therewith, or this lease is otherwise maintained in force and effect pursuant to other provisions herein contained.

4. ROYALTY PAYMENT. The royalties to be paid to the Lessor are: (a) On oil, **ONE-FIFTH (1/5)** of that produced and saved from said land, the same to be delivered at the wells or to the Lessor's credit into the pipelines to which the wells may be connected. Lessee shall have the continuing right to purchase such production at the wellhead market price then prevailing in the same field (or if there is no such price then prevailing In the same field, then the nearest field in which there is such a prevailing price) for production of similar grade and gravity. Lessee may sell any royalty oil in its possession and pay Lesser the price received by Lessee for such oil computed at the well, (b) For gas (including casinghead gas) and all other substances covered hereby (i) if used off the leased premises or used in the manufacture of gasoline or other products, the market value at the well of **ONE-FIFTH (1/5)** of the gas so used, or (ii) if sold on or off the leased premises, **ONE-FIFTH (1/5)** of the amount realized from such sale, provided the amount realized from the sale of gas on or off the leased premises shall be the price established by the Gas Sales Contract entered into in good faith by Lessee and gas purchaser, provided that on gas sold by Lessee the market value shall not exceed the amount received by Lessee for such gas computed at the mouth of the well. This lease may be maintained in effect in the event that gas is capable of being produced but because of market conditions is unable to be produced by the paying of shut-in royalty payments of $10.00 per acre. The shut-in payments are due at or prior to the expiration of the primary term and at the first anniversary of that date (shut-in royalty payments only maintain the lease an additional two years).

5. POOLING. Lessee shall have the right but not the obligation during or after the primary term while this lease is in effect to pool all or any part of the leased premises or interest therein with any other lands or interests, as to any or all depths or horizons, and as to any or all substances covered by this lease, either before or after the commencement of production, whenever Lessee deems it necessary or proper to do so in order to prudently develop or operate the leased premises, or not similar pooling authority exists with respect to such other lands or interests. The unit formed by such pooling for an oil well shall not exceed 80 acres plus a maximum acreage tolerance of 10%, and for a gas well shall not exceed 640 acres plus a maximum acreage tolerance of 10%, except that larger units may be formed for oil wells or gas wells to conform to any well spacing or density pattern that may be prescribed or permitted by any governmental authority having jurisdiction. In exercising its pooling rights hereunder, Lessee shall file of record a written declaration describing the unit and stating the effective date of pooling. Production, drilling or reworking operations anywhere on a unit which includes all or any part of the leased premises shall be treated as if it were production, drilling or reworking operations on the leased premises, except that the production on which Lessor's royalty is calculated shall be that proportion of the total unit production produced and saved which the net acreage covered by this Lease and included in the unit bears to the total gross acreage in the unit. Pooling in one or more instances shall not exhaust Lessee's pooling rights hereunder and Lessee shall have the recurring right but not the obligation to revise any unit formed hereunder by expansion or contraction, or both, either before or after the commencement of production, in order to conform to the well spacing or density pattern prescribed or permitted by the governmental authority having jurisdiction, or to conform to any productive acreage determination made by such governmental authority. In making such a revision, Lessee shall file of record a written declaration describing the revised unit and stating the effective date of revision. To the extent any portion of the Leased premises is included in or excluded from the unit by virtue of such revision, the proportion of unit production on which royalties are payable hereunder shall thereafter be adjusted accordingly. In the absence of production from a unit, or upon permanent cessation thereof. Lessee may terminate the unit by filing of record a written declaration describing the unit and stating the date of termination.

6. OPERATIONS. If Lessee drills a well which is incapable of producing In paying quantities (hereinafter called ("dry hole") on the leased Premises or lands pooled therewith, or If all production (whether or not in paying quantities) ceases from any cause, Including a revision of unit boundaries pursuant to the provisions of Paragraph 5 or the action of any governmental authority, then in the event this lease is not otherwise being maintained in force it nevertheless remain in force If Lessee commences operations for reworking an existing well or for drilling an additional well on the leased premises or pooled therewith within 90 days after completion of operations on such dry hole or within 90 days after such cessation of all production. This is a PAID-UP LEASE. In consideration of down cash payment, Lessor agrees that Lessee shall not he obligated to commence or continue any operations during the primary term. If at the end of the

primary term or any time thereafter, oil, gas or other substances covered hereby are not being produced in paying quantities from the leased premises or lands pooled therewith, but Lessee is then engaged in drilling, reworking or any other operations reasonably calculated to obtain or restore production therefrom, this lease shall remain in force so long as such operations are prosecuted with no cessation of more than 90 consecutive days, and if any such operations result in the production of oil or gas or other substances covered hereby, as long thereafter as there is production in paying quantities from the leased premises or lands pooled therewith. After completion of a well capable of producing in paying quantities hereunder, Lessee shall drill such additional wells on the leased premises or lands pooled therewith as a reasonably prudent operator would drill under the same or similar circumstances to (a) develop the leased premises as to formations then capable of producing in paying quantities on the leased premises or lands pooled therewith, or (b) protect the leased premises fron uncompensated drainage by any well or wells located on other lands not pooled therewith. There shall be no covenant to drill exploratory wells or any additional wells except as expressly provided herein.

7. LESSER INTEREST. Should Lessor own less than the full mineral estate in all or any part of the leased premises the royalty and shut-in payments, payable hereunder for any well on any part of the leased premises or lands pooled therewith shall be reduced to the proportion that Lessor's mineral interest in such part of the leased premises bears to the full mineral estate in such part of the leased premises.

8. ANCILLARY RIGHTS. Lessee may use in its operations, free of cost, any oil, gas, water and/or other substances produced on the leased premises, except water from Lessors wells or ponds. The right of ingress and egress granted hereby shall apply to the entire leased premises described in Paragraph 2 above, notwithstanding any partial release or other termination of this lease with respect thereto. If expressly requested in writing by the surface owner, Lessee agrees to bury pipelines across cultivated land below ordinary plow depth, as such depth may be determined at the time of burial. After the pipeline has once been laid below such depth, Lessee shall not thereafter be required to restore the ground cover, or to lower, or to remove such pipeline unless the surface owner first agrees in writing to bear the entire cost thereof, and advances to Lessee the estimated cost thereof. No well shall be located less than 200 feet from any house or barn now on the leased premises without Lessor's consent, and Lessee shall pay for damage caused by its operations to buildings and other improvements now on the leased premises, and to timber and growing crops thereon. Lessee shall have the right at any time to remove its fixtures, equipment and materials, Including well casing, from the leased premises during the term of this lease or within a reasonable time thereafter. Lessee may lay pipelines, build roads, tanks, power stations, erect telephone and power lines and construct other facilities deemed necessary by Lessee on and over and across the leased premises and other lands owned or claimed by Lessor adjacent and contiguous thereto to produce, save, take care of, treat transport and own products granted by this lease.

9. OWNERSHIP CHANGES. The interest of either Lessee or Lessee hereunder may be assigned, devised or otherwise transferred in whole or in part by area and/or by depth or horizon, and the rights and obligations of the parties hereunder shall extend to their respective heirs, devisees, executors, administrators, successors, and assigns. No change in Lessor's ownership shall have the effect of reducing the rights or enlarging the obligations of Lessee hereunder, and no change in ownership shall be binding on Lessee until 60 days after Lessee has been furnished the original or certified or duly authenticated copies of the documents establishing such change of ownership to the satisfaction of Lessee or until Lessor has satisfied the notification requirements contained in Lessee's usual form of division order. In the event the death of any person entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to the credit of decedent or decedent's estate in the depository designated above. If at any time two or more persons are entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to such persons or to the credit in the depository, either jointly or separately in proportion to the interest which each owns. If Lessee transfers its interest hereunder in whole or in part Lessee shall be relieved of all obligations thereafter arising with respect to the transferred interest, and failure of the transferee to satisfy such obligations with respect to the transferred interest shall not affect the rights of Lessee with respect to any interest not so transferred. If Lessee transfers a full or undivided interest in all or any portion of the area covered by this lease, the obligation to pay or tender shut-in payments hereunder shall be divided between Lessee and the Transferee in proportion to the net acreage interest in this lease then held by each.

10. BREACH OR DEFAULT. No litigation shall be initiated by Lessor with respect to any breach or default by Lessee hereunder, for a period of at least 90 days after Lessor has given Lessee written notice fully describing the breach or default, and then only if Lessee fails to remedy the breach or default within such period. In the event the matter is litigated and there is a final judicial determination that a breach or default has occurred, this lease shall not be forfeited or cancelled in whole or in part unless Lessee is given a reasonable time after such judicial determination to remedy the breach or default and Lessee fails to do so.

11. WARRANTY OF TITLE. Lessor hereby warrants and agrees to defend title conveyed to Lessee hereunder, and agrees that Lessee at Lessee's option nay pay and discharge any taxes, mortgages or liens existing, levied or assessed on or against the leased premises. If Lessee exercises such option, Lessee shall be subrogated to the rights of the party to whom payment is made, and, In addition to its other rights, may reimburse itself out of any royalties, or shut-in payments otherwise payable to Lessor hereunder. In the event Lessee is made aware of any claim inconsistent with Lessor's title, Lessee may suspend the payment of royalties and shut-in payments hereunder, without interest until Lessee has been furnished satisfactory evidence that such claim has been resolved. Lessee shall have the right to accept leases or conveyances from others owning or claiming to own interests in the leased premises or covered hereby adverse to the rights of Lessor herein. Should Lessee become involved in any dispute or litigation arising out of any claim adverse to the title of Lessor to said leased premises, Lessee may recover from Lessor its reasonable and necessary expenses and attorney fees incurred in such dispute or litigation, with the right to apply royalties accruing hereunder toward satisfying said expenses and attorney fees.

12. REGULATION AND DELAY. Lessee's obligations under this Lease, whether express or implied, shall be subject to all applicable laws, rules, regulations and orders of any governmental authority having jurisdiction including restrictions on the drilling and production of wells, and the price of oil, gas and other substances covered hereby. When drilling, reworking, production or other operations are prevented or delayed or interrupted by such laws, rules, regulations orders, or by inability to obtain necessary permits, equipment, services, material, water, electricity, fuel access or easements, or by fire, flood, adverse weather conditions, war, sabotage, rebellion, insurrection, riot, strike, or labor disputes, or by inability to obtain a satisfactory market for production or failure of purchasers or carriers to take or transport such production, or by any other cause not reasonably within Lessee's control, this lease shall not terminate

because of such prevention, delay or interruption, and shall be maintained in force and effect for so long as such force majeure continues, and for 60 days thereafter, or so long as this lease is maintained in force by some other provisions thereof, whichever is the later date. Lessee shall not be liable for breach of any express of implied covenants of this lease when drilling, production or other operations are so prevented, delayed or interrupted.

13. EXECUTION. This lease may be signed in any number of counterparts, each of which shall be binding upon all who execute same, whether or not all parties named in the caption hereof execute this lease. Should any one or more of the parties named herein as Lessor fail to execute this lease, it shall nevertheless be binding on the party or parties who execute the same, and additional parties may execute this lease as Lessor, and this lease shall be binding on each party executing the same notwithstanding that such party is named herein as Lessor, and all of the provisions of this lease shall inure to the benefit of and be binding on the parties hereto and their respective heirs, legal representatives, successors and assignS.

IN WITNESS WHEREOF, this LEASE is executed to be effective as of the date entered into, but upon execution shall be binding on the signatory and the signatory's heirs, devisees, executors, administrators, successors and assigns.

Hubert A. Rutherford

Geri J. Rutherford

ACKNOWLEDGMENT

STATE OF TEXAS

COUNTY OF COLEMAN

The foregoing instrument was acknowledged before me this 1st day of February, 2009 by

NOTARY PUBLIC, STATE OF TEXAS

JOHN ANDREW MORRIS
Notary Public, State of Texas
My Commission Expires
December 02, 2012

John Morris

Being a 273.80 acre tract of land in Coleman County, Texas, being 167.65 acres out of the M.M. Givens Survey No. 10, Abstract No. 1640, and 106.15 acres Out of the Block 1 of the Subdivision of the R.M Wellborn Subdivision of Section No. 13, of the T. & N. O. R. R. Co. Survey, Abstract No. 654, also being out of the D. M. Hankins 1435.25 acre tract, and said 273.80 acre tract No.4, being hereby described by metes And bound. as follows:

BEGINNLNG at an iron pin and corner post set in the West line of said Section No. 13, and the East line of said Section No. 10, and in an East line of said Hankins Tract, said pin being 322.0 ft. N. 1 deg., 04' W. of the Southeast corner of said Survey No. 10, and the Southwest corner of said Survey No. 13, for the Southerly Southeast corner thereof:

THENCE N. 1 deg. 04' W. 3205.3 ft. with a fence on said West line of Survey No. 13 and the East line of 6aid Survey No. 10 to an iron corner post set on the Southwest corner of said Block No. 1 and a corner of said Hankins Tract for a corner hereof:

THENCE S. 89 deg. 28' E. 2662.7 ft. with a fence On the South line of said Block No. 1 And a South line of said line of said Hankins Tract to an Iron pin and corner post set on the Southeast corner of said Block No. 1 and a corner of said Hankins Tract for the Easterly Southeast corner hereof;

THENCE N. 0 deg. 06' E. 1755.1 ft with a fence on the East line of said Block No. 1 and an East line of said Hankins Tract to an Iron stake and corner post set in the South line of a county road and on the Northeast corner of said Hankins Tract for the Northeast corner hereof;

THENCE S.89 deg. 44' W. with a fence on the South line of said county road and at about 2662 ft. cross over the West Line of said Section No. 13, and the East line of said section 10 and then for a total distance of 4388.7 ft to an iron pin and corner post for the Northwest corner hereof;

THENCE S. 0 deg. 09' W. 2248.0 ft with a fence to an iron pin and corner post for a corner hereof;

THENCE S. 57 deg. 21' E. 97.5 ft with a fence to an iron pin and corner post for a corner thereof;

THENCE S. 7 deg. 11' W. 366.0 ft with a fence to an iron pin and corner post for a corner hereof;

THENCE S. 82 deg. 37' E. 245.4 ft with a fence to an iron pin and corner post for a corner hereof;

THENE S. 75 deg. 37' E. 207.3 ft with a fence to an iron pin and corner post for a corner hereof;

THENCE S. 5 deg. 02' E. 323.8 ft to an iron pin and 10-inch Pose oak for a corner hereof;

THENCE S. 62 deg. 39' E. 132.0 ft to an iron pin and corner post for a corner hereof;

THENCE S. 1 deg. 08' E. 1960.4 ft. with a fence to an iron pin and corner post for the Southwest corner hereof;

Doc 00000420 Bk OR Vol 3 Pg 661

FILED AND RECORDED
OFFICIAL PUBLIC RECORDS
Sat Mar 14, 2009 at 02:55P

Document Number: 00000420

Amount 22.00

By
Tracey Meadows
Coleman County Clerk
ANY PROVISION HEREIN WHICH RESTRICTS THE SALE, RENTAL OR USE OF THE DESCRIBED REAL PROPERTY BECAUSE OF COLOR OR RACE IS INVALID AND UNENFORCEABLE UNDER FEDERAL LAW.

THENCE N. 81 deg. 10' E. 1137.5 ft. with a fence to the place of beginning and containing 273.80 acres of land.

SAVE and EXCEPT the 106.15 acre tract out of the T. & N. O. RR. Co. Survey 13, Abstract 654 described more fully in Deed Volume 82 Page 596 Deed Records, Coleman County, Texas.

EXHIBIT E

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

ASSIGNMENT OF OIL AND GAS LEASE

STATE OF TEXAS §
§ **KNOW ALL MEN BY THESE PRESENTS:**
COUNTY OF COLEMAN §

THAT, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which is hereby acknowledged, Black Strata, LLC, ("Black Strata"), 320 Hemphill Street, Fort Worth, Texas ("Assignor"), has granted, bargained, sold, transferred, assigned and conveyed and does hereby grant, bargain, sell, transfer, assign and convey unto the following hereinafter named Assignee one hundred percent (100%) of Assignor's interest in the Assigned Lease covering lands in Coleman County, Texas, which is attached hereto as Exhibit A to.

Independence Energy Corp. Suite 300, 3020 Old Ranch Parkway, Seal Beach, CA 90740

SAVE AND EXCEPT, and there is reserved from this Assignment, overriding royalty interests, heretofore created, and assigned to third parties, provided, however, said overriding royalty interests, when combined with the royalty reserved to the lessors under the Leases, shall not constitute more than twenty percent (20%) of all of the oil, gas and other minerals produced under and by virtue of the Leases. Therefore, the share of oil, gas and other hydrocarbons produced under and by virtue the Assigned Lease attributable to the leasehold interest herein assigned to each Assignee shall be eighty percent (80%) times the undivided leasehold interest herein assigned to each Assignee.

This Assignment of Oil and Gas Interest is subject any Joint Operating Agreement in effect for the Assigned Lease, which is attached hereto as Exhibit A.

Assignor represents and warrants to defend title to the Property against all title claims made by, through and/or under Assignor, but not otherwise.

TO HAVE AND TO HOLD the Leases, together with all and singular the rights and appurtenances thereto in anywise belonging unto the Assignee, its successors and assigns, forever. This Assignment and the rights, interests and obligations of the parties hereto shall be binding upon and shall inure to the benefit of Assignor and Assignees, their respective successors and assigns for so long as the for the Assigned Lease remains in effect.

Executed on the 25th day of February, 2013.

ASSIGNOR:
Black Strata, LLC
By:

A.J. Morris, III, Manager
Black Strata, LLC

ASSIGNEE:
Independence Energy Corp By:

Gregory Rotelli

ACKNOWLEDGMENT

THE STATE OF TEXAS §
COUNTY OF TARRANT §

BEFORE ME, the undersigned authority, on this day personally appeared **A.J. Morris, III** on behalf of Black Strata, LLC, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same in the capacities therein stated and for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 25th day of February, 2013.

ASHLEY LUCKETT CONYERS
MY COMMISSION EXPIRES
February 21, 2015

Notary Public, State of Texas

[THE REMAINING PORTION OF THIS PAGE INTENTIONALLY LEFT BLANK]

EXHBIT A: ASSIGNED LEASE

OIL, GAS AND MINERAL LEASE

THIS AGREEMENT made and effective this 1st day of February 2009, between Riley Joe Goates, 765 River Road, Waco, Texas 76705, Lessor and Black Strata, LLC, 5703 Sagebrush Trail, Arlington, Texas 76017, Lessee.

1. GRANT. Lessor, in consideration of cash payment and other good and valuable consideration in hand paid, of the royalties herein provided for, of the agreements of Lessee herein contained, hereby grants, leases and lets exclusively onto Lessee the land described in paragraph 2 below, hereinafter referred to as leased premises, for the purposes of investigating, exploring, prospecting, drilling and mining for and producing oil, gas (the term 'gas' as used herein includes helium, carbon dioxide and other commercial gases, as well as hydrocarbons gases), sulphur, fissionable materials, and all other minerals, conducting exploration, geological and geophysical surveys, core tests, gravity and magnetic surveys, for introducing or injecting fire, air, gas, steam, water, salt water, chemicals, and fluids or substances into any subsurface stratum or strata which is not productive of fresh water for primary, secondary and other enhanced recovery operations.

2. LEASED PREMISES.

113.16 acres in the EL&RR Co. Survey 3, A-851, Coleman CAD property ID R51416

in the County of Coleman, State of Texas, containing ONE HUNDRED THIRTEEN AND 16/100 (113.16) gross acres, more or less, including all riparian rights and any interests therein which Lessor may hereafter acquire by reversion, accretion, prescription or otherwise. In consideration of the aforementioned cash payment, Lessor agrees to execute at Lessee's request any additional or supplemental Instruments to effect a more complete or accurate description of the land so covered. For the purpose of determining the amount of any shut-in payments hereunder, the number of gross acres above specified shall be deemed correct, whether actually more or less.

3. TERM. Subject to the other provisions herein contained, this Lease shall be for a term of FIVE (5) Year from the date hereof (called "primary term") and as long thereafter as oil, gas, sulphur, fissionable materials or other mineral Is produced In paying quantities from the leased premises or land pooled therewith, or this lease is otherwise maintained in force and effect pursuant to other provisions herein contained.

4. ROYALTY PAYMENT. The royalties to be paid to the Lessor are: (a) On oil, **ONE-FIFTH (1/5)** of that produced and saved from said land, the same to be delivered at the wells or to the Lessor's credit into the pipelines to which the wells may be connected. Lessee shall have the continuing right to purchase such production at the wellhead market price then prevailing in the same field (or if there is no such price then prevailing In the same field, then the nearest field in which there is such a prevailing price) for production of similar grade and gravity. Lessee may sell any royalty oil in its possession and pay Lessor the price received by Lessee for such oil computed at the well, (b) For gas (including casinghead gas) and all other substances covered hereby (i) if used off the leased premises or used in the manufacture of gasoline or other products, the market value at the well of **ONE-FIFTH (1/5)** of the gas so used, or (ii) if sold on or off the leased premises, **ONE-FIFTH (1/5)** of the amount realized from such sale, provided the amount realized from the sale of gas on or off the leased premises shall be the price established by the Gas Sales Contract entered into in good faith by Lessee and gas purchaser, provided that on gas sold by Lessee the market value shall not exceed the amount received by Lessee for such gas computed at the mouth of the well. This lease may be maintained in effect in the event that gas is capable of being produced but because of market conditions is unable to be produced by the paying of shut-in royalty payments of $10.00 per acre. The shut-in payments are due at or prior to the expiration of the primary term and at the first anniversary of that date (shut-in royalty payments only maintain the lease an additional two years).

5. POOLING. Lessee shall have the right but not the obligation during or after the primary term while this lease is in effect to pool all or any part of the leased premises or interest therein with any other lands or interests, as to any or all depths or horizons, and as to any or all substances covered by this lease, either before or after the commencement of production, whenever Lessee deems it necessary or proper to do so in order to prudently develop or operate the leased premises, or not similar pooling authority exists with respect to such other lands or interests. The unit formed by such pooling for an oil well shall not exceed 80 acres plus a maximum acreage tolerance of 10%, and for a gas well shall not exceed 640 acres plus a maximum acreage tolerance of 10%, except that larger units may be formed for oil wells or gas wells to conform to any well spacing or density pattern that may be prescribed or permitted by any governmental authority having jurisdiction. In exercising its pooling rigats hereunder, Lessee shall file of record a written declaration describing the unit and stating the effective date of pooling. Production, drilling or reworking operations anywhere on a unit which includes all or any part of the leased premises shall be treated as if it were production, drilling or reworking operations on the leased premises, except that the production on which Lessor's royalty is calculated shall be that proportion of the total unit production produced and saved which the net acreage covered by this Lease and included in the unit bears to the total gross acreage in the unit. Pooling in one or more instances shall not exhaust Lessee's pooling rights hereunder and Lessee shall have the recurring right but not the obligation to revise any unit formed hereunder by expansion or contraction, or both, either before or after the commencement of production, in order to conform to the well spacing or density pattern prescribed or permitted by the governmental authority having jurisdiction, or to conform to any productive acreage determination made by such governmental authority. In making such a revision, Lessee shall file of record a written declaration describing the revised unit and stating the effective date of revision. To the extent any portion of the Leased premises is included in or excluded from the unit by virtue of such revision, the proportion of unit production on which royalties are payable hereunder shall thereafter be adjusted accordingly. In the absence of production from a unit, or upon permanent cessation thereof, Lessee may terminate the unit by filing of record a written declaration describing the unit and stating the date of termination.

6. OPERATIONS. If Lessee drills a well which is incapable of producing In paying quantities (hereinafter called ("dry hole") on the leased Premises or lands pooled therewith, or If all production (whether or not in paying quantities) ceases from any cause, Including a revision of unit boundaries pursuant to the provisions of Paragraph 5 or the action of any governmental authority, then in the event this lease is not otherwise being maintained in force it nevertheless remain in force If Lessee commences operations for reworking an existing well or for drilling an additional well on the leased premises or pooled therewith within 90 days after completion of operations on such dry hole or within 90 days after such cessation of all production. This is a PAID-UP LEASE. In consideration of down cash payment, Lessor agrees that Lessee shall not be obligated to commence or contiue any operations during the primary term. If at the end of the

primary term or any time thereafter, oil, gas or other substances covered hereby are not being produced in paying quantities from the leased premises or lands pooled therewith, but Lessee is then engaged in drilling, reworking or any other operations reasonably calculated to obtain or restore production therefrom, this lease shall remain in force so long as such operations are prosecuted with no cessation of more than 90 consecutive days, and if any such operations result in the production of oil or gas or other substances covered hereby, as long thereafter as there is production in paying quantities from the leased premises or lands pooled therewith. After completion of a well capable of producing in paying quantities hereunder, Lessee shall drill such additional wells on the leased premises or lands pooled therewith as a reasonably prudent operator would drill under the same or similar circumstances to (a) develop the leased premises as to formations then capable of producing in paying quantities on the leased premises or lands pooled therewith, or (b) protect the leased premises fron uncompensated drainage by any well or wells located on other lands not pooled therewith. There shall be no covenant to drill exploratory wells or any additional wells except as expressly provided herein.

7. LESSER INTEREST. Should Lessor own less than the full mineral estate in all or any part of the leased premises the royalty and shut-in payments, payable hereunder for any well on any part of the leased premises or lands pooled therewith shall be reduced to the proportion that Lessor's mineral interest in such part of the leased premises bears to the full mineral estate in such part of the leased premises.

8. ANCILLARY RIGHTS. Lessee may use in its operations, free of cost, any oil, gas, water and/or other substances produced on the leased premises, except water from Lessors wells or ponds. The right of ingress and egress granted hereby shall apply to the entire leased premises described in Paragraph 2 above, notwithstanding any partial release or other termination of this lease with respect thereto. If expressly requested in writing by the surface owner, Lessee agrees to bury pipelines across cultivated land below ordinary plow depth, as such depth may be determined at the time of burial. After the pipeline has once been laid below such depth, Lessee shall not thereafter be required to restore the ground cover, or to lower, or to remove such pipeline unless the surface owner first agrees in writing to bear the entire cost thereof, and advances to Lessee the estimated cost thereof. No well shall be located less than 200 feet from any house or barn now on the leased premises without Lessor's consent, and Lessee shall pay for damage caused by its operations to buildings and other improvements now on the leased premises, and to timber and growing crops thereon. Lessee shall have the right at any time to remove its fixtures, equipment and materials, Including well casing, from the leased premises during the term of this lease or within a reasonable time thereafter. Lessee may lay pipelines, build roads, tanks, power stations, erect telephone and power lines and construct other facilities deemed necessary by Lessee on and over and across the leased premises and other lands owned or claimed by Lessor adjacent and contiguous thereto to produce, save, take care of, treat transport and own products granted by this lease.

9. OWNERSHIP CHANGES. The interest of either Lessee or Lessee hereunder may be assigned, devised or otherwise transferred in whole or in part by area and/or by depth or horizon, and the rights and obligations of the parties hereunder shall extend to their respective heirs, devisees, executors, administrators, successors, and assigns. No change in Lessor's ownership shall have the effect of reducing the rights or enlarging the obligations of Lessee hereunder, and no change in ownership shall be binding on Lessee until 60 days after Lessee has been furnished the original or certified or duly authenticated copies of the documents establishing such change of ownership to the satisfaction of Lessee or until Lessor has satisfied the notification requirements contained in Lessee's usual form of division order. In the event the death of any person entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to the credit of decedent or decedent's estate in the depository designated above. If at any time two or more persons are entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to such persons or to the credit in the depository, either jointly or separately in proportion to the interest which each owns. If Lessee transfers its interest hereunder in whole or in part Lessee shall be relieved of all obligations thereafter arising with respect to the transferred interest, and failure of the transferee to satisfy such obligations with respect to the transferred interest shall not affect the rights of Lessee with respect to any interest not so transferred. If Lessee transfers a full or undivided interest in all or any portion of the area covered by this lease, the obligation to pay or tender shut-in payments hereunder shall be divided between Lessee and the Transferee in proportion to the net acreage interest in this lease then held by each.

10. BREACH OR DEFAULT. No litigation shall be initiated by Lessor with respect to any breach or default by Lessee hereunder, for a period of at least 90 days after Lessor has given Lessee written notice fully describing the breach or default, and then only if Lessee fails to remedy the breach or default within such period. In the event the matter is litigated and there is a final judicial determination that a breach or default has occurred, this lease shall not be forfeited or cancelled in whole or in part unless Lessee is given a reasonable time after such judicial determination to remedy the breach or default and Lessee fails to do so.

11. WARRANTY OF TITLE. Lessor hereby warrants and agrees to defend title conveyed to Lessee hereunder, and agrees that Lessee at Lessee's option nay pay and discharge any taxes, mortgages or liens existing, levied or assessed on or against the leased premises. If Lessee exercises such option, Lessee shall be subrogated to the rights of the party to whom payment is made, and, In addition to its other rights, may reimburse itself out of any royalties, or shut-in payments otherwise payable to Lessor hereunder. In the event Lessee is made aware of any claim inconsistent with Lessor's title, Lessee may suspend the payment of royalties and shut-in payments hereunder, without interest until Lessee has been furnished satisfactory evidence that such claim has been resolved. Lessee shall have the right to accept leases or conveyances from others owning or claiming to own interests in the leased premises or covered hereby adverse to the rights of Lessor herein. Should Lessee become involved in any dispute or litigation arising out of any claim adverse to the title of Lessor to said leased premises, Lessee may recover from Lessor its reasonable and necessary expenses and attorney fees incurred in such dispute or litigation, with the right to apply royalties accruing hereunder toward satisfying said expenses and attorney fees.

12. REGULATION AND DELAY. Lessee's obligations under this Lease, whether express or implied, shall be subject to all applicable laws, rules, regulations and orders of any governmental authority having jurisdiction including restrictions on the drilling and production of wells, and the price of oil, gas and other substances covered hereby. When drilling, reworking, production or other operations are prevented or delayed or interrupted by such laws, rules, regulations orders, or by inability to obtain necessary permits, equipment, services, material, water, electricity, fuel access or easements, or by fire, flood, adverse weather conditions, war, sabotage, rebellion, insurrection, riot, strike, or labor disputes, or by inability to obtain a satisfactory market for production or failure of purchasers or carriers to take or transport such production, or by any other cause not reasonably within Lessor's control, this lease shall not terminate

because of such prevention, delay or interruption, and shall be maintained in force and effect for so long as such force majeure continues, and for 60 days thereafter, or so long as this lease is maintained in force by some other provisions thereof, whichever is the later date. Lessee shall not be liable for breach of any express of implied covenants of this lease when drilling, production or other operations are so prevented, delayed or interrupted.

13. EXECUTION. This lease may be signed in any number of counterparts, each of which shall be binding upon all who execute same, whether or not all parties named in the caption hereof execute this lease. Should any one or more of the parties named herein as Lessor fail to execute this lease, it shall nevertheless be binding on the party or parties who execute the same, and additional parties may execute this lease as Lessor, and this lease shall be binding on each party executing the same notwithstanding that such party is named herein as Lessor, and all of the provisions of this lease shall inure to the benefit of and be binding on the parties hereto and their respective heirs, legal representatives, successors and assignS.

IN WITNESS WHEREOF, this LEASE is executed to be effective as of the date entered into, but upon execution shall be binding on the signatory and the signatory's heirs, devisees, executors, administrators, successors and assigns.

Riley J. Soate

ACKNOWLEDGMENT

STATE OF TEXAS

COUNTY OF COLEMAN

The foregoing instrument was acknowledged before me this 2 day of Feb, 2009 by

NOTARY PUBLIC, STATE OF TEXAS

J. A. Morris

JOHN ANDREW MORRIS
Notary Public, State of Texas
My Commission Expires
December 02, 2012

Being the Eastern 113.15 acres more or less of a 228.30 acre tract of land in Coleman County, Texas, being 227.3 acres out of the East Line & Red River R.R. Company Survey No.3, Abstract No. 851, and 1.0 acres out of the M. M. Givens Survey No.10, Abstract No. 1640, also being out of the D. M. Hankins 1435.25 acre tract and said 228.30 acre tract being herein described by metes and bounds as follows:

BEGINNING at an iron pin and corner post set on the Southeast corner of said Survey No.3 and the Southerly Southeast corner of said Hankins Tract for the Southeast corner hereof;

THENCE N. 0 deg. 131 W. 3725.0 ft. with an East line of said Hankins Tract to an iron pin and corner post on a corner of said Hankins Tract for a corner hereof;

THENCE N. 0 deg. 28' W. with a fence and at 1324.5 ft. cross over the North line of said Survey No.3 and the South line of Survey No. 10, and then for a total distance of 1533.2 ft. to an iron pin for the Northeast corner hereof;

THENCE S. 89 deg. 56' W. 208.7 ft. to an iron pin for a corner hereof;

THENCE S. 1 deg. 081 E. 208.7 ft. to an iron pin set in a fence on the North line of said Survey No.3 and the South line of said Survey No. 10 for a corner hereof;

THENCE S. 89 deg. 56' W. 1727.3 ft. with a fence on said North line of Survey No. 3 and the South line of said Survey No. 10 to an iron pin for the Northwest corner hereof;

THENCE S. 0 deg. 47' E. 5163.3 ft. to an iron pin set in a fence on the South line of said Survey No.3 and the South line of said Hankins Tract for the Southwest corner hereof;

THENCE S. 89 deg 39' E. 1891.0 ft. with a fence on said South line of Survey No.3 to the place of beginning and containing 228.3 acres of land. Save and except the Western 113.15 acres of land conveyed to Kelly C Fowler and described in Partition Deed recorded in Volume 740 Page 274 in the Coleman County Deed Records incorporated herein by reference.

Doc 00000353 Bk OR Vol 3 Pg 342

FILED AND RECORDED
OFFICIAL PUBLIC RECORDS
On: Mar 04,2008 at 09:56A

Document Number: 00000353

Amount 28.00

[illegible]
County Clerk
By
Jay Harris, Deputy
Colorado County

ANY PROVISION HEREIN WHICH RESTRICTS THE SALE, RENTAL OR USE OF THE DESCRIBED REAL PROPERTY BECAUSE OF COLOR OR RACE IS INVALID AND UNENFORCEABLE UNDER FEDERAL LAW.

EXHIBIT F

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

ASSIGNMENT OF OIL AND GAS LEASE

STATE OF TEXAS	§	
	§	**KNOW ALL MEN BY THESE PRESENTS:**
COUNTY OF COLEMAN	§	

THAT, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which is hereby acknowledged, Black Strata, LLC, ("Black Strata"), 320 Hemphill Street, Fort Worth, Texas ("Assignor"), has granted, bargained, sold, transferred, assigned and conveyed and does hereby grant, bargain, sell, transfer, assign and convey unto the following hereinafter named Assignee one hundred percent (100%) of Assignor's interest in the Assigned Lease covering lands in Coleman County, Texas, which is attached hereto as Exhibit A to.

Independence Energy Corp. Suite 300, 3020 Old Ranch Parkway, Seal Beach, CA 90740

SAVE AND EXCEPT, and there is reserved from this Assignment, overriding royalty interests, heretofore created, and assigned to third parties, provided, however, said overriding royalty interests, when combined with the royalty reserved to the lessors under the Leases, shall not constitute more than twenty percent (20%) of all of the oil, gas and other minerals produced under and by virtue of the Leases. Therefore, the share of oil, gas and other hydrocarbons produced under and by virtue the Assigned Lease attributable to the leasehold interest herein assigned to each Assignee shall be eighty percent (80%) times the undivided leasehold interest herein assigned to each Assignee.

This Assignment of Oil and Gas Interest is subject any Joint Operating Agreement in effect for the Assigned Lease, which is attached hereto as Exhibit A.

Assignor represents and warrants to defend title to the Property against all title claims made by, through and/or under Assignor, but not otherwise.

TO HAVE AND TO HOLD the Leases, together with all and singular the rights and appurtenances thereto in anywise belonging unto the Assignee, its successors and assigns, forever. This Assignment and the rights, interests and obligations of the parties hereto shall be binding upon and shall inure to the benefit of Assignor and Assignees, their respective successors and assigns for so long as the for the Assigned Lease remains in effect.

Executed on the 25th day of February, 2013.

ASSIGNOR:
Black Strata, LLC
By:

A.J. Morris, III, Manager
Black Strata, LLC

ASSIGNEE:
Independence Energy Corp By:

Gregory Rotelli

ACKNOWLEDGMENT

THE STATE OF TEXAS §
COUNTY OF TARRANT §

BEFORE ME, the undersigned authority, on this day personally appeared **A.J. Morris, III** on behalf of Black Strata, LLC, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same in the capacities therein stated and for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 25th day of February, 2013.

ASHLEY LUCKETT CONYERS
MY COMMISSION EXPIRES
February 21, 2015

Notary Public, State of Texas

[THE REMAINING PORTION OF THIS PAGE INTENTIONALLY LEFT BLANK]

EXHBIT A: ASSIGNED LEASE

OIL, GAS AND MINERAL LEASE

THIS AGREEMENT made and effective this 1st day of February 2009, between William Fowler, 2706 Hedgeway, Arlington, Texas 76016, Lessor and Black Strata, LLC, 5703 Sagebrush Trail, Arlington, Texas 76017, Lessee.

1. GRANT. Lessor, in consideration of cash payment and other good and valuable consideration in hand paid, of the royalties herein provided for, of the agreements of Lessee herein contained, hereby grants, leases and lets exclusively onto Lessee the land described in paragraph 2 below, hereinafter referred to as leased premises, for the purposes of investigating, exploring, prospecting, drilling and mining for and producing oil, gas (the term 'gas' as used herein includes helium, carbon dioxide and other commercial gases, as well as hydrocarbons gases), sulphur, fissionable materials, and all other minerals, conducting exploration, geological and geophysical surveys, core tests, gravity and magnetic surveys, for introducing or injecting fire, air, gas, steam, water, salt water, chemicals, and fluids or substances into any subsurface stratum or strata which is not productive of fresh water for primary, secondary and other enhanced recovery operations.

2. LEASED PREMISES.

124.45 acres in the EL&RR Co. Survey 3, A-851, Coleman CAD property ID R14011

in the County of Coleman, State of Texas, containing ONE HUNDRED TWENTY FOUR AND 45/100 (124.45) gross acres, more or less, including all riparian rights and any interests therein which Lessor may hereafter acquire by reversion, accretion, prescription or otherwise. In consideration of the aforementioned cash payment, Lessor agrees to execute at Lessee's request any additional or supplemental Instruments to effect a more complete or accurate description of the land so covered. For the purpose of determining the amount of any shut-in payments hereunder, the number of gross acres above specified shall be deemed correct, whether actually more or less.

3. TERM. Subject to the other provisions herein contained, this Lease shall be for a term of FIVE (5) Year from the date hereof (called "primary term") and as long thereafter as oil, gas, sulphur, fissionable materials or other mineral Is produced In paying quantities from the leased premises or land pooled therewith, or this lease is otherwise maintained in force and effect pursuant to other provisions herein contained.

4. ROYALTY PAYMENT. The royalties to be paid to the Lessor are: (a) On oil, **ONE-FIFTH (1/5)** of that produced and saved from said land, the same to be delivered at the wells or to the Lessor's credit into the pipelines to which the wells may be connected. Lessee shall have the continuing right to purchase such production at the wellhead market price then prevailing in the same field (or if there is no such price then prevailing In the same field, then the nearest field in which there is such a prevailing price) for production of similar grade and gravity. Lessee may sell any royalty oil in its possession and pay Lessor the price received by Lessee for such oil computed at the well, (b) For gas (including casinghead gas) and all other substances covered hereby (i) if used off the leased premises or used in the manufacture of gasoline or other products, the market value at the well of **ONE-FIFTH (1/5)** of the gas so used, or (ii) if sold on or off the leased premises, **ONE-FIFTH (1/5)** of the amount realized from such sale, provided the amount realized from the sale of gas on or off the leased premises shall be the price established by the Gas Sales Contract entered into in good faith by Lessee and gas purchaser, provided that on gas sold by Lessee the market value shall not exceed the amount received by Lessee for such gas computed at the mouth of the well. This lease may be maintained in effect in the event that gas is capable of being produced but because of market conditions is unable to be produced by the paying of shut-in royalty payments of $10.00 per acre. The shut-in payments are due at or prior to the expiration of the primary term and at the first anniversary of that date (shut-in royalty payments only maintain the lease an additional two years).

5. POOLING. Lessee shall have the right but not the obligation during or after the primary term while this lease is in effect to pool all or any part of the leased premises or interest therein with any other lands or interests, as to any or all depths or horizons, and as to any or all substances covered by this lease, either before or after the commencement of production, whenever Lessee deems it necessary or proper to do so in order to prudently develop or operate the leased premises, or not similar pooling authority exists with respect to such other lands or interests. The unit formed by such pooling for an oil well shall not exceed 80 acres plus a maximum acreage tolerance of 10%, and for a gas well shall not exceed 640 acres plus a maximum acreage tolerance of 10%, except that larger units may be formed for oil wells or gas wells to conform to any well spacing or density pattern that may be prescribed or permitted by any governmental authority having jurisdiction. In exercising its pooling rights hereunder, Lessee shall file of record a written declaration describing the unit and stating the effective date of pooling. Production, drilling or reworking operations anywhere on a unit which includes all or any part of the leased premises shall be treated as if it were production, drilling or reworking operations on the leased premises, except that the production on which Lessor's royalty is calculated shall be that proportion of the total unit production produced and saved which the net acreage covered by this Lease and included in the unit bears to the total gross acreage in the unit. Pooling in one or more instances shall not exhaust Lessee's pooling rights hereunder and Lessee shall have the recurring right but not the obligation to revise any unit formed hereunder by expansion or contraction, or both, either before or after the commencement of production, in order to conform to the well spacing or density pattern prescribed or permitted by the governmental authority having jurisdiction, or to conform to any productive acreage determination made by such governmental authority. In making such a revision, Lessee shall file of record a written declaration describing the revised unit and stating the effective date of revision. To the extent any portion of the Leased premises is included in or excluded from the unit by virtue of such revision, the proportion of unit production on which royalties are payable hereunder shall thereafter be adjusted accordingly. In the absence of production from a unit, or upon permanent cessation thereof, Lessee may terminate the unit by filing of record a written declaration describing the unit and stating the date of termination.

6. OPERATIONS. If Lessee drills a well which is incapable of producing In paying quantities (hereinafter called ("dry hole") on the leased Premises or lands pooled therewith, or If all production (whether or not in paying quantities) ceases from any cause, Including a revision of unit boundaries pursuant to the provisions of Paragraph 5 or the action of any governmental authority, then in the event this lease is not otherwise being maintained in force it nevertheless remain in force If Lessee commences operations for reworking an existing well or for drilling an additional well on the leased premises or pooled therewith within 90 days after completion of operations on such dry hole or within 90 days after such cessation of all production. This is a PAID-UP LEASE. In consideration of down cash payment, Lessor agrees that Lessee shall not he obligated to commence or contirue any operations during the primary term. If at the end of the

primary term or any time thereafter, oil, gas or other substances covered hereby are not being produced in paying quantities from the leased premises or lands pooled therewith, but Lessee is then engaged in drilling, reworking or any other operations reasonably calculated to obtain or restore production therefrom, this lease shall remain in force so long as such operations are prosecuted with no cessation of more than 90 consecutive days, and if any such operations result in the production of oil or gas or other substances covered hereby, as long thereafter as there is production in paying quantities from the leased premises or lands pooled therewith. After completion of a well capable of producing in paying quantities hereunder, Lessee shall drill such additional wells on the leased premises or lands pooled therewith as a reasonably prudent operator would drill under the same or similar circumstances to (a) develop the leased premises as to formations then capable of producing in paying quantities on the leased premises or lands pooled therewith, or (b) protect the leased premises fron uncompensated drainage by any well or wells located on other lands not pooled therewith. There shall be no covenant to drill exploratory wells or any additional wells except as expressly provided herein.

7. LESSER INTEREST. Should Lessor own less than the full mineral estate in all or any part of the leased premises the royalty and shut-in payments, payable hereunder for any well on any part of the leased premises or lands pooled therewith shall be reduced to the proportion that Lessor's mineral interest in such part of the leased premises bears to the full mineral estate in such part of the leased premises.

8. ANCILLARY RIGHTS. Lessee may use in its operations, free of cost, any oil, gas, water and/or other substances produced on the leased premises, except water from Lessors wells or ponds. The right of ingress and egress granted hereby shall apply to the entire leased premises described in Paragraph 2 above, notwithstanding any partial release or other termination of this lease with respect thereto. If expressly requested in writing by the surface owner, Lessee agrees to bury pipelines across cultivated land below ordinary plow depth, as such depth may be determined at the time of burial. After the pipeline has once been laid below such depth, Lessee shall not thereafter be required to restore the ground cover, or to lower, or to remove such pipeline unless the surface owner first agrees in writing to bear the entire cost thereof, and advances to Lessee the estimated cost thereof. No well shall be located less than 200 feet from any house or barn now on the leased premises without Lessor's consent, and Lessee shall pay for damage caused by its operations to buildings and other improvements now on the leased premises, and to timber and growing crops thereon. Lessee shall have the right at any time to remove its fixtures, equipment and materials, Including well casing, from the leased premises during the term of this lease or within a reasonable time thereafter. Lessee may lay pipelines, build roads, tanks, power stations, erect telephone and power lines and construct other facilities deemed necessary by Lessee on and over and across the leased premises and other lands owned or claimed by Lessor adjacent and contiguous thereto to produce, save, take care of, treat transport and own products granted by this lease.

9. OWNERSHIP CHANGES. The interest of either Lessee or Lessee hereunder may be assigned, devised or otherwise transferred in whole or in part by area and/or by depth or horizon, and the rights and obligations of the parties hereunder shall extend to their respective heirs, devisees, executors, administrators, successors, and assigns. No change in Lessor's ownership shall have the effect of reducing the rights or enlarging the obligations of Lessee hereunder, and no change in ownership shall be binding on Lessee until 60 days after Lessee has been furnished the original or certified or duly authenticated copies of the documents establishing such change of ownership to the satisfaction of Lessee or until Lessor has satisfied the notification requirements contained in Lessee's usual form of division order. In the event the death of any person entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to the credit of decedent or decedent's estate in the depository designated above. If at any time two or more persons are entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to such persons or to the credit in the depository, either jointly or separately in proportion to the interest which each owns. If Lessee transfers its interest hereunder in whole or in part Lessee shall be relieved of all obligations thereafter arising with respect to the transferred interest, and failure of the transferee to satisfy such obligations with respect to the transferred interest shall not affect the rights of Lessee with respect to any interest not so transferred. If Lessee transfers a full or undivided interest in all or any portion of the area covered by this lease, the obligation to pay or tender shut-in payments hereunder shall be divided between Lessee and the Transferee in proportion to the net acreage interest in this lease then held by each.

10. BREACH OR DEFAULT. No litigation shall be initiated by Lessor with respect to any breach or default by Lessee hereunder, for a period of at least 90 days after Lessor has given Lessee written notice fully describing the breach or default, and then only if Lessee fails to remedy the breach or default within such period. In the event the matter is litigated and there is a final judicial determination that a breach or default has occurred, this lease shall not be forfeited or cancelled in whole or in part unless Lessee is given a reasonable time after such judicial determination to remedy the breach or default and Lessee fails to do so.

11. WARRANTY OF TITLE. Lessor hereby warrants and agrees to defend title conveyed to Lessee hereunder, and agrees that Lessee at Lessee's option nay pay and discharge any taxes, mortgages or liens existing, levied or assessed on or against the leased premises. If Lessee exercises such option, Lessee shall be subrogated to the rights of the party to whom payment is made, and, In addition to its other rights, may reimburse itself out of any royalties, or shut-in payments otherwise payable to Lessor hereunder. In the event Lessee is made aware of any claim inconsistent with Lessor's title, Lessee may suspend the payment of royalties and shut-in payments hereunder, without interest until Lessee has been furnished satisfactory evidence that such claim has been resolved. Lessee shall have the right to accept leases or conveyances from others owning or claiming to own interests in the leased premises or covered hereby adverse to the rights of Lessor herein. Should Lessee become involved in any dispute or litigation arising out of any claim adverse to the title of Lessor to said leased premises, Lessee may recover from Lessor its reasonable and necessary expenses and attorney fees incurred in such dispute or litigation, with the right to apply royalties accruing hereunder toward satisfying said expenses and attorney fees.

12. REGULATION AND DELAY. Lessee's obligations under this Lease, whether express or implied, shall be subject to all applicable laws, rules, regulations and orders of any governmental authority having jurisdiction including restrictions on the drilling and production of wells, and the price of oil, gas and other substances covered hereby. When drilling, reworking, production or other operations are prevented or delayed or interrupted by such laws, rules, regulations orders, or by inability to obtain necessary permits, equipment, services, material, water, electricity, fuel access or easements, or by fire, flood, adverse weather conditions, war, sabotage, rebellion, insurrection, riot, strike, or labor disputes, or by inability to obtain a satisfactory market for production or failure of purchasers or carriers to take or transport such production, or by any other cause not reasonably within Lessee's control, this lease shall not terminate

because of such prevention, delay or interruption, and shall be maintained in force and effect for so long as such force majeure continues, and for 60 days thereafter, or so long as this lease is maintained in force by some other provisions thereof, whichever is the later date. Lessee shall not be liable for breach of any express of implied coverants of this lease when drilling, production or other operations are so prevented, delayed or interrupted.

13. EXECUTION. This lease may be signed in any number of counterparts, each of which shall be binding upon all who execute same, whether or not all parties named in the caption hereof execute this lease. Should any one or more of the parties named herein as Lessor fail to execute this lease, it shall nevertheless be binding on the party or parties who execute the same, and additional parties may execute this lease as Lessor, and this lease shall be binding on each party executing the same notwithstanding that such party is named herein as Lessor, and all of the provisions of this lease shall inure to the benefit of and be binding on the parties hereto and their respective heirs, legal representatives, successors and assignS.

IN WITNESS WHEREOF, this LEASE is executed to be effective as of the date entered into, but upon execution shall be binding on the signatory and the signatory's heirs, devisees, executors, administrators, successors and assigns.

William Fowler

ACKNOWLEDGMENT

STATE OF TEXAS

COUNTY OF COLEMAN

The foregoing instrument was acknowledged before me this 1st day of Feb., 2009 by

NOTARY PUBLIC, STATE OF TEXAS

JOHN ANDREW MORRIS
Notary Public, State of Texas
My Commission Expires
December 02, 2012

J. Morris

Being a 131.24 acre tract of land in Coleman County, Texas, being 125.45 acres out of the East Line & Red River R.R. Company Survey No.3, Abstract No. 851 and 5.89 acres out of the M. M. Givens Survey No. 10, Abstract No. 1640, also being out of the D. M. Hankins 1435.25 acre tract and said 131.24 acre tract being herein described by metes and bounds as follows:

BEGINNING at an iron pin and corner post set on the Northeast corner of said Survey No.3 and a corner of said Hankins Tract for a Northeast corner hereof;

THENCE S. 89 deg. 47' W. 2524.0 ft. with a fence on said North line of Survey No.3 to an iron pin and corner post set on the Southeast corner of said Survey No. 10 and the Southwest corner of the T.& N. O. R.R. Company Survey No. 13 for a corner hereof;

THENCE N. 1 deg. 04' W. 322.0 ft. with a fence on the East line of said Survey No. 10 to an iron pin for a corner hereof;

THENCE S. 81 deg. 10' W. 1137.5 ft. with a fence to an iron pin and corner post for the Northwest corner hereof;

THENCE S. 0 deg. 28' E. with a fence and at 128.5 ft. cross over the South line of said Survey No. 10 and the North line of said Survey No.3 and then with a fence for a total distance of 1451.8 ft. to an iron pin and corner post set on a corner of said Hankins Tract for the Southwest corner hereof;

THENCE S. 87 deg. 15' E. 3434.2 ft. with a fence on a South line of said Hankins Tract to an iron pin and 15-inch Oak Tree used as a corner for the Southeast corner hereof;

THENCE N. 13 deg. 53' E. 503.7 ft. with a fence on an East line of said Hankins Tract to a post for a corner hereof;

THENCE N. 9 deg. 18' E. 512.0 ft. with a fence on an East line of said Hankins Tract to a post for a corner hereof;

THENCE N. 0 deg. 34' E. 607.4 ft. with a fence on an East line of said Hankins Tract to the place of beginning and containing 131.24 acres of land.

Save and Except a 5.89 acre tract out of the M. M. Givens Survey N. 10, Abstract No. 1640.

EXHIBIT "A"

Being a 131.24 acre tract of land in Coleman County, Texas, being 125.45 acres out of the East Line & Red River R.R. Company Survey No.3, Abstract No. 851 and 5.89 acres out of the M. M. Givens Survey No. 10, Abstract No. 1640, also being out of the D. M. Hankins 1435.25 acre tract and said 131.24 acre tract being herein described by metes and bounds as follows:

BEGINNING at an iron pin and corner post set on the Northeast corner of said Survey No.3 and a corner of said Hankins Tract for a Northeast corner hereof;

THENCE S. 89 deg. 47' W. 2524.0 ft. with a fence on said North line of Survey No.3 to an iron pin and corner post set on the Southeast corner of said Survey No. 10 and the Southwest corner of the T.& N. O. R.R. Company Survey No. 13 for a corner hereof;

THENCE N. 1 deg. 04' W. 322.0 ft. with a fence on the East line of said Survey No. 10 to an iron pin for a corner hereof;

THENCE S. 81 deg. 10' W. 1137.5 ft. with a fence to an iron pin and corner post for the Northwest corner hereof;

THENCE S. 0 deg. 28' E. with a fence and at 128.5 ft. cross over the South line of said Survey No. 10 and the North line of said Survey No.3 and then with a fence for a total distance of 1451.8 ft. to an iron pin and corner post set on a corner of said Hankins Tract for the Southwest corner hereof;

THENCE S. 87 deg. 15' E. 3434.2 ft. with a fence on a South line of said Hankins Tract to an iron pin and 15-inch Oak Tree used as a corner for the Southeast corner hereof;

THENCE N. 13 deg. 53' E. 503.7 ft. with a fence on an East line of said Hankins Tract to a post for a corner hereof;

THENCE N. 9 deg. 18' E. 512.0 ft. with a fence on an East line of said Hankins Tract to a post for a corner hereof;

THENCE N. 0 deg. 34' E. 607.4 ft. with a fence on an East line of said Hankins Tract to the place of beginning and containing 131.24 acres of land.

Save and Except a 125.45 acre tract out of the East Line & Red River R.R. Company Survey N. 10, Abstract No. 851.

FILED AND RECORDED
OFFICIAL PUBLIC RECORDS
On: Mar 04,2009 at 10:06A

Document Number: 00000256

Amount 32.00

Stacey Mendoza
County Clerk
By
Kay Harris, Deputy
Coleman County
ANY PROVISION HEREIN WHICH RESTRICTS
THE SALE, RENTAL OR USE OF THE
DESCRIBED REAL PROPERTY BECAUSE OF
COLOR OR RACE IS INVALID AND
UNENFORCEABLE UNDER FEDERAL LAW.

EXHIBIT G

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

ASSIGNMENT OF OIL AND GAS LEASE

STATE OF TEXAS §
§ **KNOW ALL MEN BY THESE PRESENTS:**
COUNTY OF COLEMAN §

THAT, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which is hereby acknowledged, Black Strata, LLC, ("Black Strata"), 320 Hemphill Street, Fort Worth, Texas ("Assignor"), has granted, bargained, sold, transferred, assigned and conveyed and does hereby grant, bargain, sell, transfer, assign and convey unto the following hereinafter named Assignee one hundred percent (100%) of Assignor's interest in the Assigned Lease covering lands in Coleman County, Texas, which is attached hereto as Exhibit A to.

Independence Energy Corp. Suite 300, 3020 Old Ranch Parkway, Seal Beach, CA 90740

SAVE AND EXCEPT, and there is reserved from this Assignment, overriding royalty interests, heretofore created, and assigned to third parties, provided, however, said overriding royalty interests, when combined with the royalty reserved to the lessors under the Leases, shall not constitute more than twenty percent (20%) of all of the oil, gas and other minerals produced under and by virtue of the Leases. Therefore, the share of oil, gas and other hydrocarbons produced under and by virtue the Assigned Lease attributable to the leasehold interest herein assigned to each Assignee shall be eighty percent (80%) times the undivided leasehold interest herein assigned to each Assignee.

This Assignment of Oil and Gas Interest is subject any Joint Operating Agreement in effect for the Assigned Lease, which is attached hereto as Exhibit A.

Assignor represents and warrants to defend title to the Property against all title claims made by, through and/or under Assignor, but not otherwise.

TO HAVE AND TO HOLD the Leases, together with all and singular the rights and appurtenances thereto in anywise belonging unto the Assignee, its successors and assigns, forever. This Assignment and the rights, interests and obligations of the parties hereto shall be binding upon and shall inure to the benefit of Assignor and Assignees, their respective successors and assigns for so long as the for the Assigned Lease remains in effect.

Executed on the 25th day of February, 2013.

ASSIGNOR:
Black Strata, LLC
By:

A.J. Morris, III, Manager
Black Strata, LLC

ASSIGNEE:
Independence Energy Corp By:

Gregory Rotelli

ACKNOWLEDGMENT

THE STATE OF TEXAS §
COUNTY OF TARRANT §

BEFORE ME, the undersigned authority, on this day personally appeared **A.J. Morris, III** on behalf of Black Strata, LLC, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same in the capacities therein stated and for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 25th day of February, 2013.

ASHLEY LUCKETT CONYERS
MY COMMISSION EXPIRES
February 21, 2015

Notary Public, State of Texas

[THE REMAINING PORTION OF THIS PAGE INTENTIONALLY LEFT BLANK]

EXHBIT A: ASSIGNED LEASE

OIL, GAS AND MINERAL LEASE

THIS AGREEMENT made and effective this 1st day of February 2009, between Gary D. Holt and Stella T. Holt, 1819 FM 3114, Clifton, Texas 76634, Lessor and Black Strata, LLC, 5703 Sagebrush Trail, Arlington, Texas 76017, Lessee.

1. GRANT. Lessor, in consideration of cash payment and other good and valuable consideration in hand paid, of the royalties herein provided for, of the agreements of Lessee herein contained, hereby grants, leases and lets exclusively onto Lessee the land described in paragraph 2 below, hereinafter referred to as leased premises, for the purposes of investigating, exploring, prospecting, drilling and mining for and producing oil, gas (the term 'gas' as used herein includes helium, carbon dioxide and other commercial gases, as well as hydrocarbons gases), sulphur, fissionable materials, and all other minerals, conducting exploration, geological and geophysical surveys, core tests, gravity and magnetic surveys, for introducing or injecting fire, air, gas, steam, water, salt water, chemicals, and fluids or substances into any subsurface stratum or strata which is not productive of fresh water for primary, secondary and other enhanced recovery operations.

2. LEASED PREMISES.

320 acres in the EL&RR Co. Survey 3, A-851, Coleman CAD property ID R50030

in the County of Coleman, State of Texas, containing THREE HUNDRED TWENTY (320) gross acres, more or less, including all riparian rights and any interests therein which Lessor may hereafter acquire by reversion, accretion, prescription or otherwise. In consideration of the aforementioned cash payment, Lessor agrees to execute at Lessee's request any additional or supplemental Instruments to effect a more complete or accurate description of the land so covered. For the purpose of determining the amount of any shut-in payments hereunder, the number of gross acres above specified shall be deemed correct, whether actually more or less.

3. TERM. Subject to the other provisions herein contained, this Lease shall be for a term of FIVE (5) Year from the date hereof (called "primary term") and as long thereafter as oil, gas, sulphur, fissionable materials or other mineral Is produced In paying quantities from the leased premises or land pooled therewith, or this lease is otherwise maintained in force and effect pursuant to other provisions herein contained.

4. ROYALTY PAYMENT. The royalties to be paid to the Lessor are: (a) On oil, **ONE-FIFTH (1/5)** of that produced and saved from said land, the same to be delivered at the wells or to the Lessor's credit into the pipelines to which the wells may be connected. Lessee shall have the continuing right to purchase such production at the wellhead market price then prevailing in the same field (or if there is no such price then prevailing In the same field, then the nearest field in which there is such a prevailing price) for production of similar grade and gravity. Lessee may sell any royalty oil in its possession and pay Lessor the price received by Lessee for such oil computed at the well, (b) For gas (including casinghead gas) and all other substances covered hereby (i) if used off the leased premises or used in the manufacture of gasoline or other products, the market value at the well of **ONE-FIFTH (1/5)** of the gas so used, or (ii) if sold on or off the leased premises, **ONE-FIFTH (1/5)** of the amount realized from such sale, provided the amount realized from the sale of gas on or off the leased premises shall be the price established by the Gas Sales Contract entered into in good faith by Lessee and gas purchaser, provided that on gas sold by Lessee the market value shall not exceed the amount received by Lessee for such gas computed at the mouth of the well. This lease may be maintained in effect in the event that gas is capable of being produced but because of market conditions is unable to be produced by the paying of shut-in royalty payments of $10.00 per acre. The shut-in payments are due at or prior to the expiration of the primary term and at the first anniversary of that date (shut-in royalty payments only maintain the lease an additional two years).

5. POOLING. Lessee shall have the right but not the obligation during or after the primary term while this lease is in effect to pool all or any part of the leased premises or interest therein with any other lands or interests, as to any or all depths or horizons, and as to any or all substances covered by this lease, either before or after the commencement of production, whenever Lessee deems it necessary or proper to do so in order to prudently develop or operate the leased premises, or not similar pooling authority exists with respect to such other lands or interests. The unit formed by such pooling for an oil well shall not exceed 80 acres plus a maximum acreage tolerance of 10%, and for a gas well shall not exceed 640 acres plus a maximum acreage tolerance of 10%, except that larger units may be formed for oil wells or gas wells to conform to any well spacing or density pattern that may be prescribed or permitted by any governmental authority having jurisdiction. In exercising its pooling rights hereunder, Lessee shall file of record a written declaration describing the unit and stating the effective date of pooling. Production, drilling or reworking operations anywhere on a unit which includes all or any part of the leased premises shall be treated as if it were production, drilling or reworking operations on the leased premises, except that the production on which Lessor's royalty is calculated shall be that proportion of the total unit production produced and saved which the net acreage covered by this Lease and included in the unit bears to the total gross acreage in the unit. Pooling in one or more instances shall not exhaust Lessee's pooling rights hereunder and Lessee shall have the recurring right but not the obligation to revise any unit formed hereunder by expansion or contraction, or both, either before or after the commencement of production, in order to conform to the well spacing or density pattern prescribed or permitted by the governmental authority having jurisdiction, or to conform to any productive acreage determination made by such governmental authority. In making such a revision, Lessee shall file of record a written declaration describing the revised unit and stating the effective date of revision. To the extent any portion of the Leased premises is included in or excluded from the unit by virtue of such revision, the proportion of unit production on which royalties are payable hereunder shall thereafter be adjusted accordingly. In the absence of production from a unit, or upon permanent cessation thereof, Lessee may terminate the unit by filing of record a written declaration describing the unit and stating the date of termination.

6. OPERATIONS. If Lessee drills a well which is incapable of producing In paying quantities (hereinafter called ("dry hole") on the leased Premises or lands pooled therewith, or If all production (whether or not in paying quantities) ceases from any cause, Including a revision of unit boundaries pursuant to the provisions of Paragraph 5 or the action of any governmental authority, then in the event this lease is not otherwise being maintained in force it nevertheless remain in force If Lessee commences operations for reworking an existing well or for drilling an additional well on the leased premises or pooled therewith within 90 days after completion of operations on such dry hole or within 90 days after such cessation of all production. This is a PAID-UP LEASE. In consideration of down cash payment, Lessor agrees that Lessee shall not be obligated to commence or continue any operations during the primary term. If at the end of the

carriers to take or transport such production, or by any other cause not reasonably within Lessee's control, this lease shall not terminate because of such prevention, delay or interruption, and shall be maintained in force and effect for so long as such force majeure continues, and for 60 days thereafter, or so long as this lease is maintained in force by some other provisions thereof, whichever is the later date. Lessee shall not be liable for breach of any express of implied covenants of this lease when drilling, production or other operations are so prevented, delayed or interrupted.

13. EXECUTION. This lease may be signed in any number of counterparts, each of which shall be binding upon all who execute same, whether or not all parties named in the caption hereof execute this lease. Should any one or more of the parties named herein as Lessor fail to execute this lease, it shall nevertheless be binding on the party or parties who execute the same, and additional parties may execute this lease as Lessor, and this lease shall be binding on each party executing the same notwithstanding that such party is named herein as Lessor, and all of the provisions of this lease shall inure to the benefit of and be binding on the parties hereto and their respective heirs, legal representatives, successors and assignS.

IN WITNESS WHEREOF, this LEASE is executed to be effective as of the date entered into, but upon execution shall be binding on the signatory and the signatory's heirs, devisees, executors, administrators, successors and assigns.

Tony D. Holt

Stella T. Holt

ACKNOWLEDGMENT

STATE OF TEXAS

COUNTY OF COLEMAN

The foregoing instrument was acknowledged before me this 2ND day of February, 2009 by

John Morris

NOTARY PUBLIC, STATE OF TEXAS

JOHN ANDREW MORRIS
Notary Public, State of Texas
My Commission Expires
December 02, 2012

Exhibit "A"

Being a 320 acre tract of land in Coleman County, Texas, being out of the East Line & Red River R. R. Company Survey No.3, Abstract No_ 851, also being out of the D. M. Hankins 1435.25 acre tract and said 320 acre tract being herein described by metes and bounds as follows:

BEGINNING at an iron pin and corner post set on the Northwest corner of said Survey No.3 and a corner of said Hankins Tract for the Northwest corner hereof;

THENCE S. 0 deg. 471 E. 5143.6 ft. with a fence on the West line of said Survey No.3 and the West line of said Hankins Tract to an iron pin and corner post set on the Southwest corner of said Survey No.3 and the Southwest corner of said Hankins Tract for the Southwest corner hereof;

THENCE S. 89 deg. 39' E. 2705.O ft. with a fence on the South line of said Survey No.3 and the South line of said Hankins Tract to an iron pin for the Southeast corner hereof;

THENCE N. 0 deg. 471 W. 5163.3 ft. to an iron pin set in a fence on the North line of said Survey No.3 for the Northeast corner hereof;

THENCE S. 89 deg. 561 W. 2705.0 ft. with a fence on said North line of Survey No.3 to the place of beginning and containing 320 acres of land.

FILED AND RECORDED
OFFICIAL PUBLIC RECORDS
On: Mar 04,2009 at 10:02A

Document Number: 00000355

Amount 28.00

Stacey Mendoza
County Clerk
By
Kay Harris, Deputy
Coleman County

ANY PROVISION HEREIN WHICH RESTRICTS THE SALE, RENTAL OR USE OF THE DESCRIBED REAL PROPERTY BECAUSE OF COLOR OR RACE IS INVALID AND UNENFORCEABLE UNDER FEDERAL LAW.

EXHIBIT H

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

ASSIGNMENT OF OIL AND GAS LEASE

STATE OF TEXAS §
§ KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF COLEMAN §

THAT, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which is hereby acknowledged, Black Strata, LLC, ("Black Strata"), 320 Hemphill Street, Fort Worth, Texas ("Assignor"), has granted, bargained, sold, transferred, assigned and conveyed and does hereby grant, bargain, sell, transfer, assign and convey unto the following hereinafter named Assignee one hundred percent (100%) of Assignor's interest in the Assigned Lease covering lands in Coleman County, Texas, which is attached hereto as Exhibit A to.

Independence Energy Corp. Suite 300, 3020 Old Ranch Parkway, Seal Beach, CA 90740

SAVE AND EXCEPT, and there is reserved from this Assignment, overriding royalty interests, heretofore created, and assigned to third parties, provided, however, said overriding royalty interests, when combined with the royalty reserved to the lessors under the Leases, shall not constitute more than twenty percent (20%) of all of the oil, gas and other minerals produced under and by virtue of the Leases. Therefore, the share of oil, gas and other hydrocarbons produced under and by virtue the Assigned Lease attributable to the leasehold interest herein assigned to each Assignee shall be eighty percent (80%) times the undivided leasehold interest herein assigned to each Assignee.

This Assignment of Oil and Gas Interest is subject any Joint Operating Agreement in effect for the Assigned Lease, which is attached hereto as Exhibit A.

Assignor represents and warrants to defend title to the Property against all title claims made by, through and/or under Assignor, but not otherwise.

TO HAVE AND TO HOLD the Leases, together with all and singular the rights and appurtenances thereto in anywise belonging unto the Assignee, its successors and assigns, forever. This Assignment and the rights, interests and obligations of the parties hereto shall be binding upon and shall inure to the benefit of Assignor and Assignees, their respective successors and assigns for so long as the for the Assigned Lease remains in effect.

Executed on the 25th day of February, 2013.

ASSIGNOR:
Black Strata, LLC
By:

A.J. Morris, III, Manager
Black Strata, LLC

ASSIGNEE:
Independence Energy Corp By:

Gregory Rotelli

ACKNOWLEDGMENT

THE STATE OF TEXAS §
COUNTY OF TARRANT §

BEFORE ME, the undersigned authority, on this day personally appeared **A.J. Morris, III** on behalf of Black Strata, LLC, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same in the capacities therein stated and for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 25th day of February, 2013.

ASHLEY LUCKETT CONYERS
MY COMMISSION EXPIRES
February 21, 2015

Notary Public, State of Texas

[THE REMAINING PORTION OF THIS PAGE INTENTIONALLY LEFT BLANK]

EXHBIT A: ASSIGNED LEASE

OIL, GAS AND MINERAL LEASE

THIS AGREEMENT made and effective this 1st day of February 2009, between Elda Fae Atchley aka. Elda Fae McDaniel Atchley, PO Box 68, Novice, Texas 79538, Lessor and Black Strata, LLC, 5703 Sagebrush Trail, Arlington, Texas 76017, Lessee.

1. GRANT. Lessor, in consideration of cash payment and other good and valuable consideration in hand paid, of the royalties herein provided for, of the agreements of Lessee herein contained, hereby grants, leases and lets exclusively onto Lessee the land described in paragraph 2 below, hereinafter referred to as leased premises, for the purposes of investigating, exploring, prospecting, drilling and mining for and producing oil, gas (the term 'gas' as used herein includes helium, carbon dioxide and other commercial gases, as well as hydrocarbons gases), sulphur, fissionable materials, and all other minerals, conducting exploration, geological and geophysical surveys, core tests, gravity and magnetic surveys, for introducing or injecting fire, air, gas, steam, water, salt water, chemicals, and fluids or substances into any subsurface stratum or strata which is not productive of fresh water for primary, secondary and other enhanced recovery operations.

2. LEASED PREMISES.

106.4 acres in the T&NO R.R. Co. Survey 13, A-654, Coleman CAD property ID R13159

in the County of Coleman, State of Texas, containing ONE HUNDRED SIX AND 4/100 (106.4) gross acres, more or less, including all riparian rights and any interests therein which Lessor may hereafter acquire by reversion, accretion, prescription or otherwise. In consideration of the aforementioned cash payment, Lessor agrees to execute at Lessee's request any additional or supplemental Instruments to effect a more complete or accurate description of the land so covered. For the purpose of determining the amount of any shut-in payments hereunder, the number of gross acres above specified shall be deemed correct, whether actually more or less.

3. TERM. Subject to the other provisions herein contained, this Lease shall be for a term of FIVE (5) Year from the date hereof (called "primary term") and as long thereafter as oil, gas, sulphur, fissionable materials or other mineral Is produced In paying quantities from the leased premises or land pooled therewith, or this lease is otherwise maintained in force and effect pursuant to other provisions herein contained.

4. ROYALTY PAYMENT. The royalties to be paid to the Lessor are: (a) On oil, **ONE-FIFTH (1/5)** of that produced and saved from said land, the same to be delivered at the wells or to the Lessor's credit into the pipelines to which the wells may be connected. Lessee shall have the continuing right to purchase such production at the wellhead market price then prevailing in the same field (or if there is no such price then prevailing In the same field, then the nearest field in which there is such a prevailing price) for production of similar grade and gravity. Lessee may sell any royalty oil in its possession and pay Lessor the price received by Lessee for such oil computed at the well, (b) For gas (including casinghead gas) and all other substances covered hereby (i) if used off the leased premises or used in the manufacture of gasoline or other products, the market value at the well of **ONE-FIFTH (1/5)** of the gas so used, or (ii) if sold on or off the leased premises, **ONE-FIFTH (1/5)** of the amount realized from such sale, provided the amount realized from the sale of gas on or off the leased premises shall be the price established by the Gas Sales Contract entered into in good faith by Lessee and gas purchaser, provided that on gas sold by Lessee the market value shall not exceed the amount received by Lessee for such gas computed at the mouth of the well. This lease may be maintained in effect in the event that gas is capable of being produced but because of market conditions is unable to be produced by the paying of shut-in royalty payments of $10.00 per acre. The shut-in payments are due at or prior to the expiration of the primary term and at the first anniversary of that cate (shut-in royalty payments only maintain the lease an additional two years).

5. POOLING. Lessee shall have the right but not the obligation during or after the primary term while this lease is in effect to pool all or any part of the leased premises or interest therein with any other lands or interests, as to any or all depths or horizons, and as to any or all substances covered by this lease, either before or after the commencement of production, whenever Lessee deems it necessary or proper to do so in order to prudently develop or operate the leased premises, or not similar pooling authority exists with respect to such other lands or interests. The unit formed by such pooling for an oil well shall not exceed 80 acres plus a maximum acreage tolerance of 10%, and for a gas well shall not exceed 640 acres plus a maximum acreage tolerance of 10%, except that larger units may be formed for oil wells or gas wells to conform to any well spacing or density pattern that may be prescribed or permitted by any governmental authority having jurisdiction. In exercising its pooling rights hereunder, Lessee shall file of record a written declaration describing the unit and stating the effective date of pooling. Production, drilling or reworking operations anywhere on a unit which includes all or any part of the leased premises shall be treated as if it were production, drilling or reworking operations on the leased premises, except that the production on which Lessor's royalty is calculated shall be that proportion of the total unit production produced and saved which the net acreage covered by this Lease and included in the unit bears to the total gross acreage in the unit. Pooling in one or more instances shall not exhaust Lessee's pooling rights hereunder and Lessee shall have the recurring right but not the obligation to revise any unit formed hereunder by expansion or contraction, or both, either before or after the commencement of production, in order to conform to the well spacing or density pattern prescribed or permitted by the governmental authority having jurisdiction, or to conform to any productive acreage determination made by such governmental authority. In making such a revision, Lessee shall file of record a written declaration describing the revised unit and stating the effective date of revision. To the extent any portion of the Leased premises is included in or excluded from the unit by virtue of such revision, the proportion of unit production on which royalties are payable hereunder shall thereafter be adjusted accordingly. In the absence of production from a unit, or upon permanent cessation thereof, Lessee may terminate the unit by filing of record a written declaration describing the unit and stating the date of termination.

6. OPERATIONS. If Lessee drills a well which is incapable of producing In paying quantities (hereinafter called ("dry hole") on the leased Premises or lands pooled therewith, or If all production (whether or not in paying quantities) ceases from any cause, Including a revision of unit boundaries pursuant to the provisions of Paragraph 5 or the action of any governmental authority, then in the event this lease is not otherwise being maintained in force it nevertheless remain in force If Lessee commences operations for reworking an existing well or for drilling an additional well on the leased premises or pooled therewith within 90 days after completion of operations on such dry hole or within 90 days after such cessation of all production. This is a PAID-UP LEASE. In consideration of down cash payment, Lessor agrees that Lessee shall not he obligated to commence or continue any operations during the primary term. If at the end of the

primary term or any time thereafter, oil, gas or other substances covered hereby are not being produced in paying quantities from the leased premises or lands pooled therewith, but Lessee is then engaged in drilling, reworking or any other operations reasonably calculated to obtain or restore production therefrom, this lease shall remain in force so long as such operations are prosecuted with no cessation of more than 90 consecutive days, and if any such operations result in the production of oil or gas or other substances covered hereby, as long thereafter as there is production in paying quantities from the leased premises or lands pooled therewith. After completion of a well capable of producing in paying quantities hereunder, Lessee shall drill such additional wells on the leased premises or lands pooled therewith as a reasonably prudent operator would drill under the same or similar circumstances to (a) develop the leased premises as to formations then capable of producing in paying quantities on the leased premises or lands pooled therewith, or (b) protect the leased premises fron uncompensated drainage by any well or wells located on other lands not pooled therewith. There shall be no covenant to drill exploratory wells or any additional wells except as expressly provided herein.

7. LESSER INTEREST. Should Lessor own less than the full mineral estate in all or any part of the leased premises the royalty and shut-in payments, payable hereunder for any well or any part of the leased premises or lands pooled therewith shall be reduced to the proportion that Lessor's mineral interest in such part of the leased premises bears to the full mineral estate in such part of the leased premises.

8. ANCILLARY RIGHTS. Lessee may use in its operations, free of cost, any oil, gas, water and/or other substances produced on the leased premises, except water from Lessors wells or ponds. The right of ingress and egress granted hereby shall apply to the entire leased premises described in Paragraph 2 above, notwithstanding any partial release or other termination of this lease with respect thereto. If expressly requested in writing by the surface owner, Lessee agrees to bury pipelines across cultivated land below ordinary plow depth, as such depth may be determined at the time of burial. After the pipeline has once been laid below such depth, Lessee shall not thereafter be required to restore the ground cover, or to lower, or to remove such pipeline unless the surface owner first agrees in writing to bear the entire cost thereof, and advances to Lessee the estimated cost thereof. No well shall be located less than 200 feet from any house or barn now on the leased premises without Lessor's consent, and Lessee shall pay for damage caused by its operations to buildings and other improvements now on the leased premises, and to timber and growing crops thereon. Lessee shall have the right at any time to remove its fixtures, equipment and materials, Including well casing, from the leased premises during the term of this lease or within a reasonable time thereafter. Lessee may lay pipelines, build roads, tanks, power stations, erect telephone and power lines and construct other facilities deemed necessary by Lessee on and over and across the leased premises and other lands owned or claimed by Lessor adjacent and contiguous thereto to produce, save, take care of, treat transport and own products granted by this lease.

9. OWNERSHIP CHANGES. The interest of either Lessee or Lessee hereunder may be assigned, devised or otherwise transferred in whole or in part by area and/or by depth or horizon, and the rights and obligations of the parties hereunder shall extend to their respective heirs, devisees, executors, administrators, successors, and assigns. No change in Lessor's ownership shall have the effect of reducing the rights or enlarging the obligations of Lessee hereunder, and no change in ownership shall be binding on Lessee until 60 days after Lessee has been furnished the original or certified or duly authenticated copies of the documents establishing such change of ownership to the satisfaction of Lessee or until Lessor has satisfied the notification requirements contained in Lessee's usual form of division order. In the event the death of any person entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to the credit of decedent or decedent's estate in the depository designated above. If at any time two or more persons are entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to such persons or to the credit in the depository, either jointly or separately in proportion to the interest which each owns. If Lessee transfers its interest hereunder in whole or in part Lessee shall be relieved of all obligations thereafter arising with respect to the transferred interest, and failure of the transferee to satisfy such obligations with respect to the transferred interest shall not affect the rights of Lessee with respect to any interest not so transferred. If Lessee transfers a full or undivided interest in all or any portion of the area covered by this lease, the obligation to pay or tender shut-in payments hereunder shall be divided between Lessee and the Transferee in proportion to the net acreage interest in this lease then held by each.

10. BREACH OR DEFAULT. No litigation shall be initiated by Lessor with respect to any breach or default by Lessee hereunder, for a period of at least 90 days after Lessor has given Lessee written notice fully describing the breach or default, and then only if Lessee fails to remedy the breach or default within such period. In the event the matter is litigated and there is a final judicial determination that a breach or default has occurred, this lease shall not be forfeited or cancelled in whole or in part unless Lessee is given a reasonable time after such judicial determination to remedy the breach or default and Lessee fails to do so.

11. WARRANTY OF TITLE. Lessor hereby warrants and agrees to defend title conveyed to Lessee hereunder, and agrees that Lessee at Lessee's option nay pay and discharge any taxes, mortgages or liens existing, levied or assessed on or against the leased premises. If Lessee exercises such option, Lessee shall be subrogated to the rights of the party to whom payment is made, and, In addition to its other rights, may reimburse itself out of any royalties, or shut-in payments otherwise payable to Lessor hereunder. In the event Lessee is made aware of any claim inconsistent with Lessor's title, Lessee may suspend the payment of royalties and shut-in payments hereunder, without interest until Lessee has been furnished satisfactory evidence that such claim has been resolved. Lessee shall have the right to accept leases or conveyances from others owning or claiming to own interests in the leased premises or covered hereby adverse to the rights of Lessor herein. Should Lessee become involved in any dispute or litigation arising out of any claim adverse to the title of Lessor to said leased premises, Lessee may recover from Lessor its reasonable and necessary expenses and attorney fees incurred in such dispute or litigation, with the right to apply royalties accruing hereunder toward satisfying said expenses and attorney fees.

12. REGULATION AND DELAY. Lessee's obligations under this Lease, whether express or implied, shall be subject to all applicable laws, rules, regulations and orders of any governmental authority having jurisdiction including restrictions on the drilling and production of wells, and the price of oil, gas and other substances covered hereby. When drilling, reworking, production or other operations are prevented or delayed or interrupted by such laws, rules, regulations orders, or by inability to obtain necessary permits, equipment, services, material, water, electricity, fuel access or easements, or by fire, flood, adverse weather conditions, war, sabotage, rebellion, insurrection, riot, strike, or labor disputes, or by inability to obtain a satisfactory market for production or failure of purchasers or carriers to take or transport such production, or by any other cause not reasonably within Lessee's control, this lease shall not terminate

because of such prevention, delay or interruption, and shall be maintained in force and effect for so long as such force majeure continues, and for 60 days thereafter, or so long as this lease is maintained in force by some other provisions thereof, whichever is the later date. Lessee shall not be liable for breach of any express of implied covenants of this lease when drilling, production or other operations are so prevented, delayed or interrupted.

13. EXECUTION. This lease may be signed in any number of counterparts, each of which shall be binding upon all who execute same, whether or not all parties named in the caption hereof execute this lease. Should any one or more of the parties named herein as Lessor fail to execute this lease, it shall nevertheless be binding on the party or parties who execute the same, and additional parties may execute this lease as Lessor, and this lease shall be binding on each party executing the same notwithstanding that such party is named herein as Lessor, and all of the provisions of this lease shall inure to the benefit of and be binding on the parties hereto and their respective heirs, legal representatives, successors and assignS.

IN WITNESS WHEREOF, this LEASE is executed to be effective as of the date entered into, but upon execution shall be binding on the signatory and the signatory's heirs, devisees, executors, administrators, successors and assigns.

Elda Fae McDaniel Atchley

ACKNOWLEDGMENT

STATE OF TEXAS

COUNTY OF COLEMAN

The foregoing instrument was acknowledged before me this 1st day of Feb., 2009 by

NOTARY PUBLIC, STATE OF TEXAS

JOHN ANDREW MORRIS
Notary Public, State of Texas
My Commission Expires
December 02, 2012

John Morris

Exhibit "A"

Doc 00000354 Bk OR Vol 3 Pg 368

Being a 106.4 acres tract of land in Coleman County, Texas out the North West corner of the T. & N. RR.Co. Survey No. 13, Abstract 654 and said 106.4 acres tract being herein described by metes and bounds as follows:

Beginning at the Northwest corner of said Survey 13;

THENCE South on the West line of said Survey No. 13 635 varas to the corner from which a forked Post Oak brs N. 44 ½ E. 9 ¼ varas the Northwest corner of block deeded to RS Willborn;

THENCE East 946 2/3 varas stone mound from which a Post Oak brs N. 74 ¼ W 10 ½ varas do N. 14 E , 13 ¼ varas the Northeast corner of block 2 deeded to RS Willborn;

THENCE North 635 varas to the North line of Survey No. 13 corner on line;

THENCE West on said North line of Survey 13 to the place of the beginning and containing 106.4 acres of land as recorded in Deed Volume 82 Page 596 of the Deed Records in Coleman County, Texas.

FILED AND RECORDED
OFFICIAL PUBLIC RECORDS
On: Mar 04,2009 at 10:02A

Document Number: 00000354

Amount 28.00

Stacey Mendoza
County Clerk
By
Trish McMillan, Deputy
Coleman County

ANY PROVISION HEREIN WHICH RESTRICTS THE SALE, RENTAL OR USE OF THE DESCRIBED REAL PROPERTY BECAUSE OF COLOR OR RACE IS INVALID AND UNENFORCEABLE UNDER FEDERAL LAW.

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

ASSIGNMENT OF OIL AND GAS LEASE

STATE OF TEXAS §
§ KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF COLEMAN §

THAT, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which is hereby acknowledged, Black Strata, LLC, ("Black Strata"), 320 Hemphill Street, Fort Worth, Texas ("Assignor"), has granted, bargained, sold, transferred, assigned and conveyed and does hereby grant, bargain, sell, transfer, assign and convey unto the following hereinafter named Assignee one hundred percent (100%) of Assignor's interest in the Assigned Lease covering lands in Coleman County, Texas, which is attached hereto as Exhibit A to.

Independence Energy Corp. Suite 300, 3020 Old Ranch Parkway, Seal Beach, CA 90740

SAVE AND EXCEPT, and there is reserved from this Assignment, overriding royalty interests, heretofore created, and assigned to third parties, provided, however, said overriding royalty interests, when combined with the royalty reserved to the lessors under the Leases, shall not constitute more than twenty percent (20%) of all of the oil, gas and other minerals produced under and by virtue of the Leases. Therefore, the share of oil, gas and other hydrocarbons produced under and by virtue the Assigned Lease attributable to the leasehold interest herein assigned to each Assignee shall be eighty percent (80%) times the undivided leasehold interest herein assigned to each Assignee.

This Assignment of Oil and Gas Interest is subject any Joint Operating Agreement in effect for the Assigned Lease, which is attached hereto as Exhibit A.

Assignor represents and warrants to defend title to the Property against all title claims made by, through and/or under Assignor, but not otherwise.

TO HAVE AND TO HOLD the Leases, together with all and singular the rights and appurtenances thereto in anywise belonging unto the Assignee, its successors and assigns, forever. This Assignment and the rights, interests and obligations of the parties hereto shall be binding upon and shall inure to the benefit of Assignor and Assignees, their respective successors and assigns for so long as the for the Assigned Lease remains in effect.

Executed on the 25th day of February, 2013.

ASSIGNOR:
Black Strata, LLC
By:

A.J. Morris, III, Manager
Black Strata, LLC

ASSIGNEE:
Independence Energy Corp By:

Gregory Rotelli

ACKNOWLEDGMENT

THE STATE OF TEXAS §
COUNTY OF TARRANT §

BEFORE ME, the undersigned authority, on this day personally appeared **A.J. Morris, III** on behalf of Black Strata, LLC, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same in the capacities therein stated and for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 25th day of February, 2013.

ASHLEY LUCKETT CONYERS
MY COMMISSION EXPIRES
February 21, 2015

Notary Public, State of Texas

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EXHBIT A: ASSIGNED LEASE

OIL, GAS AND MINERAL LEASE

THIS AGREEMENT made and effective this 1st day of February 2009, between William Fowler, Joanie Fowler, Delain Herzog, Jannie Herzog, 2706 Hedgeway, Arlington, Texas 76016, Lessor and Black Strata, LLC, 5703 Sagebrush Trail, Arlington, Texas 76017, Lessee.

1. GRANT. Lessor, in consideration of cash payment and other good and valuable consideration in hand paid, of the royalties herein provided for, of the agreements of Lessee herein contained, hereby grants, leases and lets exclusively onto Lessee the land described in paragraph 2 below, hereinafter referred to as leased premises, for the purposes of investigating, exploring, prospecting, drilling and mining for and producing oil, gas (the term 'gas' as used herein includes helium, carbon dioxide and other commercial gases, as well as hydrocarbons gases), sulphur, fissionable materials, and all other minerals, conducting exploration, geological and geophysical surveys, core tests, gravity and magnetic surveys, for introducing or injecting fire, air, gas, steam, water, salt water, chemicals, and fluids or substances into any subsurface stratum or strata which is not productive of fresh water for primary, secondary and other enhanced recovery operations.

2. LEASED PREMISES.

106.4 acres in the T&NO R.R. Co. Survey 13, A-654, Coleman CAD property ID R13163

in the County of Coleman, State of Texas, containing ONE HUNDRED SIX AND 4/100 (106.4) gross acres, more or less, including all riparian rights and any interests therein which Lessor may hereafter acquire by reversion, accretion, prescription or otherwise. In consideration of the aforementioned cash payment, Lessor agrees to execute at Lessee's request any additional or supplemental Instruments to effect a more complete or accurate description of the land so covered. For the purpose of determining the amount of any shut-in payments hereunder, the number of gross acres above specified shall be deemed correct, whether actually more or less.

3. TERM. Subject to the other provisions herein contained, this Lease shall be for a term of FIVE (5) Year from the date hereof (called "primary term") and as long thereafter as oil, gas, sulphur, fissionable materials or other mineral Is produced In paying quantities from the leased premises or land pooled therewith, or this lease is otherwise maintained in force and effect pursuant to other provisions herein contained.

4. ROYALTY PAYMENT. The royalties to be paid to the Lessor are: (a) On oil, **ONE-FIFTH (1/5)** of that produced and saved from said land, the same to be delivered at the wells or to the Lessor's credit into the pipelines to which the wells may be connected. Lessee shall have the continuing right to purchase such production at the wellhead market price then prevailing in the same field (or if there is no such price then prevailing In the same field, then the nearest field in which there is such a prevailing price) for production of similar grade and gravity. Lessee may sell any royalty oil in its possession and pay Lessor the price received by Lessee for such oil computed at the well, (b) For gas (including casinghead gas) and all other substances covered hereby (i) if used off the leased premises or used in the manufacture of gasoline or other products, the market value at the well of **ONE-FIFTH (1/5)** of the gas so used, or (ii) if sold on or off the leased premises, **ONE-FIFTH (1/5)** of the amount realized from such sale, provided the amount realized from the sale of gas on or off the leased premises shall be the price established by the Gas Sales Contract entered into in good faith by Lessee and gas purchaser, provided that on gas sold by Lessee the market value shall not exceed the amount received by Lessee for such gas computed at the mouth of the well. This lease may be maintained in effect in the event that gas is capable of being produced but because of market conditions is unable to be produced by the paying of shut-in royalty payments of $10.00 per acre. The shut-in payments are due at or prior to the expiration of the primary term and at the first anniversary of that date (shut-in royalty payments only maintain the lease an additional two years).

5. POOLING. Lessee shall have the right but not the obligation during or after the primary term while this lease is in effect to pool all or any part of the leased premises or interest therein with any other lands or interests, as to any or all depths or horizons, and as to any or all substances covered by this lease, either before or after the commencement of production, whenever Lessee deems it necessary or proper to do so in order to prudently develop or operate the leased premises, or not similar pooling authority exists with respect to such other lands or interests. The unit formed by such pooling for an oil well shall not exceed 80 acres plus a maximum acreage tolerance of 10%, and for a gas well shall not exceed 640 acres plus a maximum acreage tolerance of 10%, except that larger units may be formed for oil wells or gas wells to conform to any well spacing or density pattern that may be prescribed or permitted by any governmental authority having jurisdiction. In exercising its pooling rights hereunder, Lessee shall file of record a written declaration describing the unit and stating the effective date of pooling. Production, drilling or reworking operations anywhere on a unit which includes all or any part of the leased premises shall be treated as if it were production, drilling or reworking operations on the leased premises, except that the production on which Lessor's royalty is calculated shall be that proportion of the total unit production produced and saved which the net acreage covered by this Lease and included in the unit bears to the total gross acreage in the unit. Pooling in one or more instances shall not exhaust Lessee's pooling rights hereunder and Lessee shall have the recurring right but not the obligation to revise any unit formed hereunder by expansion or contraction, or both, either before or after the commencement of production, in order to conform to the well spacing or density pattern prescribed or permitted by the governmental authority having jurisdiction, or to conform to any productive acreage determination made by such governmental authority. In making such a revision, Lessee shall file of record a written declaration describing the revised unit and stating the effective date of revision. To the extent any portion of the Leased premises is included in or excluded from the unit by virtue of such revision, the proportion of unit production on which royalties are payable hereunder shall thereafter be adjusted accordingly. In the absence of production from a unit, or upon permanent cessation thereof, Lessee may terminate the unit by filing of record a written declaration describing the unit and stating the date of termination.

6. OPERATIONS. If Lessee drills a well which is incapable of producing In paying quantities (hereinafter called ("dry hole") on the leased Premises or lands pooled therewith, or If all prodaction (whether or not in paying quantities) ceases from any cause, Including a revision of unit boundaries pursuant to the provisions of Paragraph 5 or the action of any governmental authority, then in the event this lease is not otherwise being maintained in force it nevertheless remain in force If Lessee commences operations for reworking an existing well or for drilling an additional well on the leased premises or pooled therewith within 90 days after completion of operations on such dry hole or within 90 days after such cessation of all production. This is a PAID-UP LEASE. In consideration of down cash payment, Lessor agrees that Lessee shall not he obligated to commence or continue any operations during the primary term. If at the end of the

primary term or any time thereafter, oil, gas or other substances covered hereby are not being produced in paying quantities from the leased premises or lands pooled therewith, but Lessee is then engaged in drilling, reworking or any other operations reasonably calculated to obtain or restore production therefrom, this lease shall remain in force so long as such operations are prosecuted with no cessation of more than 90 consecutive days, and if any such operations result in the production of oil or gas or other substances covered hereby, as long thereafter as there is production in paying quantities from the leased premises or lands pooled therewith. After completion of a well capable of producing in paying quantities hereunder, Lessee shall drill such additional wells on the leased premises or lands pooled therewith as a reasonably prudent operator would drill under the same or similar circumstances to (a) develop the leased premises as to formations then capable of producing in paying quantities on the leased premises or lands pooled therewith, or (b) protect the leased premises fron uncompensated drainage by any well or wells located on other lands not pooled therewith. There shall be no covenant to drill exploratory wells or any additional wells except as expressly provided herein.

7. LESSER INTEREST. Should Lessor own less than the full mineral estate in all or any part of the leased premises the royalty and shut-in payments, payable hereunder for any well on any part of the leased premises or lands pooled therewith shall be reduced to the proportion that Lessor's mineral interest in such part of the leased premises bears to the full mineral estate in such part of the leased premises.

8. ANCILLARY RIGHTS. Lessee may use in its operations, free of cost, any oil, gas, water and/or other substances produced on the leased premises, except water from Lessors wells or ponds. The right of ingress and egress granted hereby shall apply to the entire leased premises described in Paragraph 2 above, notwithstanding any partial release or other termination of this lease with respect thereto. If expressly requested in writing by the surface owner, Lessee agrees to bury pipelines across cultivated land below ordinary plow depth, as such depth may be determined at the time of burial. After the pipeline has once been laid below such depth, Lessee shall not thereafter be required to restore the ground cover, or to lower, or to remove such pipeline unless the surface owner first agrees in writing to bear the entire cost thereof, and advances to Lessee the estimated cost thereof. No well shall be located less than 200 feet from any house or barn now on the leased premises without Lessor's consent, and Lessee shall pay for damage caused by its operations to buildings and other improvements now on the leased premises, and to timber and growing crops thereon. Lessee shall have the right at any time to remove its fixtures, equipment and materials, Including well casing, from the leased premises during the term of this lease or within a reasonable time thereafter. Lessee may lay pipelines, build roads, tanks, power stations, erect telephone and power lines and construct other facilities deemed necessary by Lessee on and over and across the leased premises and other lands owned or claimed by Lessor adjacent and contiguous thereto to produce, save, take care of, treat transport and own products granted by this lease.

9. OWNERSHIP CHANGES. The interest of either Lessee or Lessee hereunder may be assigned, devised or otherwise transferred in whole or in part by area and/or by depth or horizon, and the rights and obligations of the parties hereunder shall extend to their respective heirs, devisees, executors, administrators, successors, and assigns. No change in Lessor's ownership shall have the effect of reducing the rights or enlarging the obligations of Lessee hereunder, and no change in ownership shall be binding on Lessee until 60 days after Lessee has been furnished the original or certified or duly authenticated copies of the documents establishing such change of ownership to the satisfaction of Lessee or until Lessor has satisfied the notification requirements contained in Lessee's usual form of division order. In the event the death of any person entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to the credit of decedent or decedent's estate in the depository designated above. If at any time two or more persons are entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to such persons or to the credit in the depository, either jointly or separately in proportion to the interest which each owns. If Lessee transfers its interest hereunder in whole or in part Lessee shall be relieved of all obligations thereafter arising with respect to the transferred interest, and failure of the transferee to satisfy such obligations with respect to the transferred interest shall not affect the rights of Lessee with respect to any interest not so transferred. If Lessee transfers a full or undivided interest in all or any portion of the area covered by this lease, the obligation to pay or tender shut-in payments hereunder shall be divided between Lessee and the Transferee in proportion to the net acreage interest in this lease then held by each.

10. BREACH OR DEFAULT. No litigation shall be initiated by Lessor with respect to any breach or default by Lessee hereunder, for a period of at least 90 days after Lessor has given Lessee written notice fully describing the breach or default, and then only if Lessee fails to remedy the breach or default within such period. In the event the matter is litigated and there is a final judicial determination that a breach or default has occurred, this lease shall not be forfeited or cancelled in whole or in part unless Lessee is given a reasonable time after such judicial determination to remedy the breach or default and Lessee fails to do so.

11. WARRANTY OF TITLE. Lessor hereby warrants and agrees to defend title conveyed to Lessee hereunder, and agrees that Lessee at Lessee's option may pay and discharge any taxes, mortgages or liens existing, levied or assessed on or against the leased premises. If Lessee exercises such option, Lessee shall be subrogated to the rights of the party to whom payment is made, and, In addition to its other rights, may reimburse itself out of any royalties, or shut-in payments otherwise payable to Lessor hereunder. In the event Lessee is made aware of any claim inconsistent with Lessor's title, Lessee may suspend the payment of royalties and shut-in payments hereunder, without interest until Lessee has been furnished satisfactory evidence that such claim has been resolved. Lessee shall have the right to accept leases or conveyances from others owning or claiming to own interests in the leased premises or covered hereby adverse to the rights of Lessor herein. Should Lessee become involved in any dispute or litigation arising out of any claim adverse to the title of Lessor to said leased premises, Lessee may recover from Lessor its reasonable and necessary expenses and attorney fees incurred in such dispute or litigation, with the right to apply royalties accruing hereunder toward satisfying said expenses and attorney fees.

12. REGULATION AND DELAY. Lessee's obligations under this Lease, whether express or implied, shall be subject to all applicable laws, rules, regulations and orders of any governmental authority having jurisdiction including restrictions on the drilling and production of wells, and the price of oil, gas and other substances covered hereby. When drilling, reworking, production or other operations are prevented or delayed or interrupted by such laws, rules, regulations orders, or by inability to obtain necessary permits, equipment, services, material, water, electricity, fuel access or easements, or by fire, flood, adverse weather conditions, war, sabotage, rebellion, insurrection, riot, strike, or labor disputes, or by inability to obtain a satisfactory market for production or failure of purchasers or carriers to take or transport such production, or by any other cause not reasonably within Lessee's control, this lease shall not terminate

because of such prevention, delay or interruption, and shall be maintained in force and effect for so long as such force majeure continues, and for 60 days thereafter, or so long as this lease is maintained in force by some other provisions thereof, whichever is the later date. Lessee shall not be liable for breach of any express of implied covenants of this lease when drilling, production or other operations are so prevented, delayed or interrupted.

13. EXECUTION. This lease may be signed in any number of counterparts, each of which shall be binding upon all who execute same, whether or not all parties named in the caption hereof execute this lease. Should any one or more of the parties named herein as Lessor fail to execute this lease, it shall nevertheless be binding on the party or parties who execute the same, and additional parties may execute this lease as Lessor, and this lease shall be binding on each party executing the same notwithstanding that such party is named herein as Lessor, and all of the provisions of this lease shall inure to the benefit of and be binding on the parties hereto and their respective heirs, legal representatives, successors and assignS.

IN WITNESS WHEREOF, this LEASE is executed to be effective as of the date entered into, but upon execution shall be binding on the signatory and the signatory's heirs, devisees, executors, administrators, successors and assigns.

Joanie Fowler   William Fowler

Delane Herzog   Jamie Herzog

ACKNOWLEDGMENT

STATE OF TEXAS

COUNTY OF COLEMAN

The foregoing instrument was acknowledged before me this 1st day of Feb., 2009 by

NOTARY PUBLIC, STATE OF TEXAS

John Morris

JOHN ANDREW MORRIS
Notary Public, State of Texas
My Commission Expires
December 02, 2012

Exhibit "A"

BEING that certain tract or parcel of land situated in Colman County, Texas, and being all of Block No. 3 of the H.J. Wellborn Subdivision of T & N. O. RR.CO., Survey No. 13, Block No.2, Abstract No. 654, meted and bounded as follows:

BEGINNING at the Southwest corner of Block No.2, of said Subdivision, in West line of said Survey No. 13;

Thence South 635 varas to corner;

Thence East 945 varas to corner;

Thence North 635 varas to corner;

Thence West 946-2/3 varas to the place of beginning, containing 106.4 acres, more or less, and being the same land described in the Deed from Haywood Blackburn to J. C. Casey, dated October 17, 1927, recorded in Volume 163, Page 192, Coleman County Deed Records incorporated herein by reference.

I John Morris of Blackstrata LLC give all right to the coal on the 166 Ac tract to the land owner.

John Morris

KARA DANIELLE COPEMAN
Notary Public, State of Texas
My Commission Expires
November 07, 2012

Notary Public, Texas

FILED AND RECORDED
OFFICIAL PUBLIC RECORDS
On: Mar 04,2009 at 10:07A

Document Number: 00000357

Amount 32.00

Stacey Mendoza
County Clerk
By
Trish McMillan, Deputy
Coleman County

ANY PROVISION HEREIN WHICH RESTRICTS THE SALE, RENTAL OR USE OF THE DESCRIBED REAL PROPERTY BECAUSE OF COLOR OR RACE IS INVALID AND UNENFORCEABLE UNDER FEDERAL LAW.

EXHIBIT I

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

ASSIGNMENT OF OIL AND GAS LEASE

STATE OF TEXAS §
§ KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF COLEMAN §

THAT, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which is hereby acknowledged, Black Strata, LLC, ("Black Strata"), 320 Hemphill Street, Fort Worth, Texas ("Assignor"), has granted, bargained, sold, transferred, assigned and conveyed and does hereby grant, bargain, sell, transfer, assign and convey unto the following hereinafter named Assignee one hundred percent (100%) of Assignor's interest in the Assigned Lease covering lands in Coleman County, Texas, which is attached hereto as Exhibit A to.

Independence Energy Corp. Suite 300, 3020 Old Ranch Parkway, Seal Beach, CA 90740

SAVE AND EXCEPT, and there is reserved from this Assignment, overriding royalty interests, heretofore created, and assigned to third parties, provided, however, said overriding royalty interests, when combined with the royalty reserved to the lessors under the Leases, shall not constitute more than twenty percent (20%) of all of the oil, gas and other minerals produced under and by virtue of the Leases. Therefore, the share of oil, gas and other hydrocarbons produced under and by virtue the Assigned Lease attributable to the leasehold interest herein assigned to each Assignee shall be eighty percent (80%) times the undivided leasehold interest herein assigned to each Assignee.

This Assignment of Oil and Gas Interest is subject any Joint Operating Agreement in effect for the Assigned Lease, which is attached hereto as Exhibit A.

Assignor represents and warrants to defend title to the Property against all title claims made by, through and/or under Assignor, but not otherwise.

TO HAVE AND TO HOLD the Leases, together with all and singular the rights and appurtenances thereto in anywise belonging unto the Assignee, its successors and assigns, forever. This Assignment and the rights, interests and obligations of the parties hereto shall be binding upon and shall inure to the benefit of Assignor and Assignees, their respective successors and assigns for so long as the for the Assigned Lease remains in effect.

Executed on the 25th day of February, 2013.

ASSIGNOR:
Black Strata, LLC
By:

A.J. Morris, III, Manager
Black Strata, LLC

ASSIGNEE:
Independence Energy Corp By:

Gregory Rotelli

ACKNOWLEDGMENT

THE STATE OF TEXAS §
COUNTY OF TARRANT §

BEFORE ME, the undersigned authority, on this day personally appeared **A.J. Morris, III** on behalf of Black Strata, LLC, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same in the capacities therein stated and for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 25th day of February, 2013.

ASHLEY LUCKETT CONYERS
MY COMMISSION EXPIRES
February 21, 2015

Notary Public, State of Texas

[THE REMAINING PORTION OF THIS PAGE INTENTIONALLY LEFT BLANK]

EXHBIT A: ASSIGNED LEASE

OIL, GAS AND MINERAL LEASE

THIS AGREEMENT made and effective this 1st day of February 2009, between Kelley C. Fowler, 550 HCR 3350 N, Hubbard, Texas 76648, Lessor and Black Strata, LLC, 5703 Sagebrush Trail, Arlington, Texas 76017, Lessee.

1. GRANT. Lessor, in consideration of cash payment and other good and valuable consideration in hand paid, of the royalties herein provided for, of the agreements of Lessee herein contained, hereby grants, leases and lets exclusively onto Lessee the land described in paragraph 2 below, hereinafter referred to as leased premises, for the purposes of investigating, exploring, prospecting, drilling and mining for and producing oil, gas (the term 'gas' as used herein includes helium, carbon dioxide and other commercial gases, as well as hydrocarbons gases), sulphur, fissionable materials, and all other minerals, conducting exploration, geological and geophysical surveys, core tests, gravity and magnetic surveys, for introducing or injecting fire, air, gas, steam, water, salt water, chemicals, and fluids or substances into any subsurface stratum or strata which is not productive of fresh water for primary, secondary and other enhanced recovery operations.

2. LEASED PREMISES.

113.15 acres in the EL&RR Co. Survey 3, A-851, Coleman CAD property ID R14009

in the County of Coleman, State of Texas, containing ONE HUNDRED THIRTEEN AND 15/100 (115.15) gross acres, more or less, including all riparian rights and any interests therein which Lessor may hereafter acquire by reversion, accretion, prescription or otherwise. In consideration of the aforementioned cash payment, Lessor agrees to execute at Lessee's request any additional or supplemental Instruments to effect a more complete or accurate description of the land so covered. For the purpose of determining the amount of any shut-in payments hereunder, the number of gross acres above specified shall be deemed correct, whether actually more or less.

3. TERM. Subject to the other provisions herein contained, this Lease shall be for a term of FIVE (5) Year from the date hereof (called "primary term") and as long thereafter as oil, gas, salphur, fissionable materials or other mineral Is produced In paying quantities from the leased premises or land pooled therewith, or this lease is otherwise maintained in force and effect pursuant to other provisions herein contained.

4. ROYALTY PAYMENT. The royalties to be paid to the Lessor are: (a) On oil, **ONE-FIFTH (1/5)** of that produced and saved from said land, the same to be delivered at the wells or to the Lessor's credit into the pipelines to which the wells may be connected. Lessee shall have the continuing right to purchase such production at the wellhead market price then prevailing in the same field (or if there is no such price then prevailing In the same field, then the nearest field in which there is such a prevailing price) for production of similar grade and gravity. Lessee may sell any royalty oil in its possession and pay Lessor the price received by Lessee for such oil computed at the well, (b) For gas (including casinghead gas) and all other substances covered hereby (i) if used off the leased premises or used in the manufacture of gasoline or other products, the market value at the well of **ONE-FIFTH (1/5)** of the gas so used, or (ii) if sold on or off the leased premises, **ONE-FIFTH (1/5)** of the amount realized from such sale, provided the amount realized from the sale of gas on or off the leased premises shall be the price established by the Gas Sales Contract entered into in good faith by Lessee and gas purchaser, provided that on gas sold by Lessee the market value shall not exceed the amount received by Lessee for such gas computed at the mouth of the well. This lease may be maintained in effect in the event that gas is capable of being produced but because of market conditions is unable to be produced by the paying of shut-in royalty payments of $10.00 per acre. The shut-in payments are due at or prior to the expiration of the primary term and at the first anniversary of that date (shut-in royalty payments only maintain the lease an additional two years).

5. POOLING. Lessee shall have the right but not the obligation during or after the primary term while this lease is in effect to pool all or any part of the leased premises or interest therein with any other lands or interests, as to any or all depths or horizons, and as to any or all substances covered by this lease, either before or after the commencement of production, whenever Lessee deems it necessary or proper to do so in order to prudently develop or operate the leased premises, or not similar pooling authority exists with respect to such other lands or interests. The unit formed by such pooling for an oil well shall not exceed 80 acres plus a maximum acreage tolerance of 10%, and for a gas well shall not exceed 640 acres plus a maximum acreage tolerance of 10%, except that larger units may be formed for oil wells or gas wells to conform to any well spacing or density pattern that may be prescribed or permitted by any governmental authority having jurisdiction. In exercising its pooling rights hereunder, Lessee shall file of record a written declaration describing the unit and stating the effective date of pooling. Production, drilling or reworking operations anywhere on a unit which includes all oç any part of the leased premises shall be treated as if it were production, drilling or reworking operations on the leased premises, except that the production on which Lessor's royalty is calculated shall be that proportion of the total unit production produced and saved which the net acreage covered by this Lease and included in the unit bears to the total gross acreage in the unit. Pooling in one or more instances shall not exhaust Lessee's pooling rights hereunder and Lessee shall have the recurring right but not the obligation to revise any unit formed hereunder by expansion or contraction, or both, either before or after the commencement of production, in order to conform to the well spacing or density pattern prescribed or permitted by the governmental authority having jurisdiction, or to conform to any productive acreage determination made by such governmental authority. In making such a revision, Lessee shall file of record a written declaration describing the revised unit and stating the effective date of revision. To the extent any portion of the Leased premises is included in or excluded from the unit by virtue of such revision, the proportion of unit production on which royalties are payable hereunder shall thereafter be adjusted accordingly. In the absence of production from a unit, or upon permanent cessation thereof, Lessee may terminate the unit by filing of record a written declaration describing the unit and stating the date of termination.

6. OPERATIONS. If Lessee drills a well which is incapable of producing In paying quantities (hereinafter called ("dry hole") on the leased Premises or lands pooled therewith, or If all production (whether or not in paying quantities) ceases from any cause, Including a revision of unit boundaries pursuant to the provisions of Paragraph 5 or the action of any governmental authority, then in the event this lease is not otherwise being maintained in force it nevertheless remain in force If Lessee commences operations for reworking an existing well or for drilling an additional well on the leased premises or pooled therewith within 90 days after completion of operations on such dry hole or within 90 days after such cessation of all production. This is a PAID-UP LEASE. In consideration of down cash payment, Lessor agrees that Lessee shall not be obligated to commence or continue any operations during the primary term. If at the end of the

primary term or any time thereafter, oil, gas or other substances covered hereby are not being produced in paying quantities from the leased premises or lands pooled therewith, but Lessee is then engaged in drilling, reworking or any other operations reasonably calculated to obtain or restore production therefrom, this lease shall remain in force so long as such operations are prosecuted with no cessation of more than 90 consecutive days, and if any such operations result in the production of oil or gas or other substances covered hereby, as long thereafter as there is production in paying quantities from the leased premises or lands pooled therewith. After completion of a well capable of producing in paying quantities hereunder, Lessee shall drill such additional wells on the leased premises or lands pooled therewith as a reasonably prudent operator would drill under the same or similar circumstances to (a) develop the leased premises as to formations then capable of producing in paying quantities on the leased premises or lands pooled therewith, or (b) protect the leased premises fron uncompensated drainage by any well or wells located on other lands not pooled therewith. There shall be no covenant to drill exploratory wells or any additional wells except as expressly provided herein.

7. LESSER INTEREST. Should Lessor own less than the full mineral estate in all or any part of the leased premises the royalty and shut-in payments, payable hereunder for any well on any part of the leased premises or lands pooled therewith shall be reduced to the proportion that Lessor's mineral interest in such part of the leased premises bears to the full mineral estate in such part of the leased premises.

8. ANCILLARY RIGHTS. Lessee may use in its operations, free of cost, any oil, gas, water and/or other substances produced on the leased premises, except water from Lessors wells or ponds. The right of ingress and egress granted hereby shall apply to the entire leased premises described in Paragraph 2 above, notwithstanding any partial release or other termination of this lease with respect thereto. If expressly requested in writing by the surface owner, Lessee agrees to bury pipelines across cultivated land below ordinary plow depth, as such depth may be determined at the time of burial. After the pipeline has once been laid below such depth, Lessee shall not thereafter be required to restore the ground cover, or to lower, or to remove such pipeline unless the surface owner first agrees in writing to bear the entire cost thereof, and advances to Lessee the estimated cost thereof. No well shall be located less than 200 feet from any house or barn now on the leased premises without Lessor's consent, and Lessee shall pay for damage caused by its operations to buildings and other improvements now on the leased premises, and to timber and growing crops thereon. Lessee shall have the right at any time to remove its fixtures, equipment and materials, Including well casing, from the leased premises during the term of this lease or within a reasonable time thereafter. Lessee may lay pipelines, build roads, tanks, power stations, erect telephone and power lines and construct other facilities deemed necessary by Lessee on and over and across the leased premises and other lands owned or claimed by Lessor adjacent and contiguous thereto to produce, save, take care of, treat transport and own products granted by this lease.

9. OWNERSHIP CHANGES. The interest of either Lessee or Lessee hereunder may be assigned, devised or otherwise transferred in whole or in part by area and/or by depth or horizon, and the rights and obligations of the parties hereunder shall extend to their respective heirs, devisees, executors, administrators, successors, and assigns. No change in Lessor's ownership shall have the effect of reducing the rights or enlarging the obligations of Lessee hereunder, and no change in ownership shall be binding on Lessee until 60 days after Lessee has been furnished the original or certified or duly authenticated copies of the documents establishing such change of ownership to the satisfaction of Lessee or until Lessor has satisfied the notification requirements contained in Lessee's usual form of division order. In the event the death of any person entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to the credit of decedent or decedent's estate in the depository designated above. If at any time two or more persons are entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to such persons or to the credit in the depository, either jointly or separately in proportion to the interest which each owns. If Lessee transfers its interest hereunder in whole or in part Lessee shall be relieved of all obligations thereafter arising with respect to the transferred interest, and failure of the transferee to satisfy such obligations with respect to the transferred interest shall not affect the rights of Lessee with respect to any interest not so transferred. If Lessee transfers a full or undivided interest in all or any portion of the area covered by this lease, the obligation to pay or tender shut-in payments hereunder shall be divided between Lessee and the Transferee in proportion to the net acreage interest in this lease then held by each.

10. BREACH OR DEFAULT. No litigation shall be initiated by Lessor with respect to any breach or default by Lessee hereunder, for a period of at least 90 days after Lessor has given Lessee written notice fully describing the breach or default, and then only if Lessee fails to remedy the breach or default within such period. In the event the matter is litigated and there is a final judicial determination that a breach or default has occurred, this lease shall not be forfeited or cancelled in whole or in part unless Lessee is given a reasonable time after such judicial determination to remedy the breach or default and Lessee fails to do so.

11. WARRANTY OF TITLE. Lessor hereby warrants and agrees to defend title conveyed to Lessee hereunder, and agrees that Lessee at Lessee's option nay pay and discharge any taxes, mortgages or liens existing, levied or assessed on or against the leased premises. If Lessee exercises such option, Lessee shall be subrogated to the rights of the party to whom payment is made, and, In addition to its other rights, may reimburse itself out of any royalties, or shut-in payments otherwise payable to Lessor hereunder. In the event Lessee is made aware of any claim inconsistent with Lessor's title, Lessee may suspend the payment of royalties and shut-in payments hereunder, without interest until Lessee has been furnished satisfactory evidence that such claim has been resolved. Lessee shall have the right to accept leases or conveyances from others owning or claiming to own interests in the leased premises or covered hereby adverse to the rights of Lessor herein. Should Lessee become involved in any dispute or litigation arising out of any claim adverse to the title of Lessor to said leased premises, Lessee may recover from Lessor its reasonable and necessary expenses and attorney fees incurred in such dispute or litigation, with the right to apply royalties accruing hereunder toward satisfying said expenses and attorney fees.

12. REGULATION AND DELAY. Lessee's obligations under this Lease, whether express or implied, shall be subject to all applicable laws, rules, regulations and orders of any governmental authority having jurisdiction including restrictions on the drilling and production of wells, and the price of oil, gas and other substances covered hereby. When drilling, reworking, production or other operations are prevented or delayed or interrupted by such laws, rules, regulations orders, or by inability to obtain necessary permits, equipment, services, material, water, electricity, fuel access or easements, or by fire, flood, adverse weather conditions, war, sabotage, rebellion, insurrection, riot, strike, or labor disputes, or by inability to obtain a satisfactory market for production or failure of purchasers or carriers to take or transport such production, or by any other cause not reasonably within Lessee's control, this lease shall not terminate

because of such prevention, delay or interruption, and shall be maintained in force and effect for so long as such force majeure continues, and for 60 days thereafter, or so long as this lease is maintained in force by some other provisions thereof, whichever is the later date. Lessee shall not be liable for breach of any express of implied covenants of this lease when drilling, production or other operations are so prevented, delayed or interrupted.

13. EXECUTION. This lease may be signed in any number of counterparts, each of which shall be binding upon all who execute same, whether or not all parties named in the caption hereof execute this lease. Should any one or more of the parties named herein as Lessor fail to execute this lease, it shall nevertheless be binding on the party or parties who execute the same, and additional parties may execute this lease as Lessor, and this lease shall be binding on each party executing the same notwithstanding that such party is named herein as Lessor, and all of the provisions of this lease shall inure to the benefit of and be binding on the parties hereto and their respective heirs, legal representatives, successors and assignS.

IN WITNESS WHEREOF, this LEASE is executed to be effective as of the date entered into, but upon execution shall be binding on the signatory and the signatory's heirs, devisees, executors, administrators, successors and assigns.

Kelly C Fowler

ACKNOWLEDGMENT

STATE OF TEXAS

COUNTY OF COLEMAN

The foregoing instrument was acknowledged before me this 2 day of Feb, 2009 by

NOTARY PUBLIC, STATE OF TEXAS

J A Morris

JOHN ANDREW MORRIS
Notary Public, State of Texas
My Commission Expires
December 02, 2012

Exhibit "A"

Doc 00000359 Bk OR Vol 3 Pg 391

Being the Western 113.15 acres more or less of a 228.30 acre tract of land in Coleman County, Texas, being 227.3 acres out of the East Line & Red River R.R. Company Survey No.3, Abstract No. 851, and 1.0 acres out of the M. M. Givens Survey No.10, Abstract No. 1640, also being out of the D. M. Hankins 1435.25 acre tract and said 228.30 acre tract being herein described by metes and bounds as follows:

BEGINNING at an iron pin and corner post set on the Southeast corner of said Survey No.3 and the Southerly Southeast corner of said Hankins Tract for the Southeast corner hereof;

THENCE N. 0 deg. 131 W. 3725.0 ft. with an East line of said Hankins Tract to an iron pin and corner post on a corner of said Hankins Tract for a corner hereof;

THENCE N. 0 deg. 28' W. with a fence and at 1324.5 ft. cross over the North line of said Survey No.3 and the South line of Survey No. 10, and then for a total distance of 1533.2 ft. to an iron pin for the Northeast corner hereof;

THENCE S. 89 deg. 56' W. 208.7 ft. to an iron pin for a corner hereof;

THENCE S. 1 deg. 081 E. 208.7 ft. to an iron pin set in a fence on the North line of said Survey No.3 and the South line of said Survey No. 10 for a corner hereof;

THENCE S. 89 deg. 56' W. 1727.3 ft. with a fence on said North line of Survey No. 3 and the South line of said Survey No. 10 to an iron pin for the Northwest corner hereof;

THENCE S. 0 deg. 47' E. 5163.3 ft. to an iron pin set in a fence on the South line of said Survey No.3 and the South line of said Hankins Tract for the Southwest corner hereof;

THENCE S. 89 deg 39' E. 1891.0 ft. with a fence on said South line of Survey No.3 to the place of beginning and containing 228.3 acres of land. Save and except the Eastern 113.15 acres of land conveyed to Riley Joe Goates and described in Partition Deed recorded in Volume 740 Page 274 in the Coleman County Deed Records incorporated herein by reference.

Doc 00000359 Bk OR Vol 3 Pg 392

FILED AND RECORDED
OFFICIAL PUBLIC RECORDS
On: Mar 04,2009 at 10:18A

Document Number: 00000359

Amount 28.00

Stacey Mendoza
County Clerk
By
Trish McMillan, Deputy
Coleman County

ANY PROVISION HEREIN WHICH RESTRICTS THE SALE, RENTAL OR USE OF THE DESCRIBED REAL PROPERTY BECAUSE OF COLOR OR RACE IS INVALID AND UNENFORCEABLE UNDER FEDERAL LAW.

EXHIBIT J

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

ASSIGNMENT OF OIL AND GAS LEASE

STATE OF TEXAS §
§ **KNOW ALL MEN BY THESE PRESENTS:**
COUNTY OF COLEMAN §

THAT, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which is hereby acknowledged, Black Strata, LLC, ("Black Strata"), 320 Hemphill Street, Fort Worth, Texas ("Assignor"), has granted, bargained, sold, transferred, assigned and conveyed and does hereby grant, bargain, sell, transfer, assign and convey unto the following hereinafter named Assignee one hundred percent (100%) of Assignor's interest in the Assigned Lease covering lands in Coleman County, Texas, which is attached hereto as Exhibit A to.

Independence Energy Corp. Suite 300, 3020 Old Ranch Parkway, Seal Beach, CA 90740

SAVE AND EXCEPT, and there is reserved from this Assignment, overriding royalty interests, heretofore created, and assigned to third parties, provided, however, said overriding royalty interests, when combined with the royalty reserved to the lessors under the Leases, shall not constitute more than twenty percent (20%) of all of the oil, gas and other minerals produced under and by virtue of the Leases. Therefore, the share of oil, gas and other hydrocarbons produced under and by virtue the Assigned Lease attributable to the leasehold interest herein assigned to each Assignee shall be eighty percent (80%) times the undivided leasehold interest herein assigned to each Assignee.

This Assignment of Oil and Gas Interest is subject any Joint Operating Agreement in effect for the Assigned Lease, which is attached hereto as Exhibit A.

Assignor represents and warrants to defend title to the Property against all title claims made by, through and/or under Assignor, but not otherwise.

TO HAVE AND TO HOLD the Leases, together with all and singular the rights and appurtenances thereto in anywise belonging unto the Assignee, its successors and assigns, forever. This Assignment and the rights, interests and obligations of the parties hereto shall be binding upon and shall inure to the benefit of Assignor and Assignees, their respective successors and assigns for so long as the for the Assigned Lease remains in effect.

Executed on the 25th day of February, 2013.

ASSIGNOR:
Black Strata, LLC
By:

A.J. Morris, III, Manager
Black Strata, LLC

ASSIGNEE:
Independence Energy Corp By:

Gregory Rotelli

ACKNOWLEDGMENT

THE STATE OF TEXAS §
COUNTY OF TARRANT §

BEFORE ME, the undersigned authority, on this day personally appeared **A.J. Morris, III** on behalf of Black Strata, LLC, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same in the capacities therein stated and for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 25th day of February, 2013.

ASHLEY LUCKETT CONYERS
MY COMMISSION EXPIRES
February 21, 2015

Notary Public, State of Texas

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EXHBIT A: ASSIGNED LEASE

OIL, GAS AND MINERAL LEASE

THIS AGREEMENT made and effective this 1st day of April, 2009, between, HUBERT RUTHERFORD etux GERRI RUTHERFORD, Rt. 1, Box 40, Tuscola, Texas 79562, Lessor and Black Strata, LLC, 5313 Hidden Oaks Lane, Arlington, Texas 76017, Lessee.

1. GRANT. Lessor, in consideration of cash payment and other good and valuable consideration in hand paid, of the royalties herein provided for, of the agreements of Lessee herein contained, hereby grants, leases and lets exclusively onto Lessee the land described in paragraph 2 below, hereinafter referred to as leased premises, for the purposes of investigating, exploring, prospecting, drilling and mining for and producing oil, gas (the term 'gas' as used herein includes helium, carbon dioxide and other commercial gases, as well as hydrocarbons gases), sulphur, fissionable materials, and all other minerals, conducting exploration, geological and geophysical surveys, core tests, gravity and magnetic surveys, for introducing or injecting fire, air, gas, steam, water, salt water, chemicals, and fluids or substances into any subsurface stranum or strata which is not productive of fresh water for primary, secondary and other enhanced recovery operations.

2. LEASED PREMISES.

Being a 273.80 acre tract of land in Coleman County, Texas, being 167.65 acres out of the M.M. Givens Survey No. 10, Abstract No. 1640, and 106.15 acres Out of the Block 1 of the Subdivision of the R.M Wellborn Subdivision of Section No. 13, of the T. & N. O. R. R. Co. Survey, Abstract No. 654, also being out of the D. M. Hankins 1435.25 acre tract, and said 273.80 acre tract No.4 of land; SAVE and EXCEPT the 106.15 acre tract out of the T. & N. O. RR. Co. Survey 13, Abstract 654 described more fully in Deed Volume 82 Page 596 Deed Records, Coleman County, Texas. Tract being herein described by metes and bounds on Exhibit "A" attached.

in the County of Coleman, State of Texas, containing 167.65 acres, including all riparian rights and any interests therein which Lessor may hereafter acquire by reversion, accretion, prescription or otherwise. In consideration of the aforementioned cash payment, Lessor agrees to execute at Lessee's request any additional or supplemental Instruments to effect a more complete or accurate description of the land so covered. For the purpose of determining the amount of any shut-in payments hereunder, the number of gross acres above specified shall be deemed correct, whether actually more or less.

3. TERM. Subject to the other provisions herein contained, this Lease shall be for a term of FIVE (5) Year from the date hereof (called "primary term") and as long thereafter as oil, gas, sulphur, fissionable materials or other mineral Is produced In paying quantities from the leased premises or land pooled therewith, or this lease is otherwise maintained in force and effect pursuant to other provisions herein contained.

4. ROYALTY PAYMENT. The royalties to be paid to the Lessor are: (a) On oil, **ONE-FIFTH (1/5)** of that produced and saved from said land, the same to be delivered at the wells or to the Lessor's credit into the pipelines to which the wells may be connected. Lessee shall have the continuing right to purchase such production at the wellhead market price then prevailing in the same field (or if there is no such price then prevailing In the same field, then the nearest field in which there is such a prevailing price) for production of similar grade and gravity. Lessee may sell any royalty oil in its possession and pay Lessor the price received by Lessee for such oil computed at the well, (b) For gas (including casinghead gas) and all other substances covered hereby (i) if used off the leased premises or used in the manufacture of gasoline or other products, the market value at the well of **ONE-FIFTH (1/5)** of the gas so used, or (ii) if sold on or off the leased premises, **ONE-FIFTH (1/5)** of the amount realized from such sale, provided the amount realized from the sale of gas on or off the leased premises shall be the price established by the Gas Sales Contract entered into in good faith by Lessee and gas purchaser, provided that on gas sold by Lessee the market value shall not exceed the amount received by Lessee for such gas computed at the mouth of the well. This lease may be maintained in effect in the event that gas is capable of being produced but because of market conditions is unable to be produced by the paying of shut-in royalty payments of $10.00 per acre. The shut-in payments are due at or prior to the expiration of the primary term and at the first anniversary of that date (shut-in royalty payments only maintain the lease an additional two years).

5. POOLING. Lessee shall have the right but not the obligation during or after the primary term while this lease is in effect to pool all or any part of the leased premises or interest therein with any other lands or interests, as to any or all depths or horizons, and as to any or all substances covered by this lease, either before or after the commencement of production, whenever Lessee deems it necessary or proper to do so in order to prudently develop or operate the leased premises, or not similar pooling authority exists with respect to such other lands or interests. The unit formed by such pooling for an oil well shall not exceed 80 acres plus a maximum acreage tolerance of 10%, and for a gas well shall not exceed 640 acres plus a maximum acreage tolerance of 10%, except that larger units may be formed for oil wells or gas wells to conform to any well spacing or density pattern that may be prescribed or permitted by any governmental authority having jurisdiction. In exercising its pooling rights hereunder, Lessee shall file of record a written declaration describing the unit and stating the effective date of pooling. Production, drilling or reworking operations anywhere on a unit which includes all or any part of the leased premises shall be treated as if it were production, drilling or reworking operations on the leased premises, except that the production on which Lessor's royalty is calculated shall be that

proportion of the total unit production produced and saved which the net acreage covered by this Lease and included in the unit bears to the total gross acreage in the unit. Pooling in one or more instances shall not exhaust Lessee's pooling rights hereunder and Lessee shall have the recurring right but not the obligation to revise any unit formed hereunder by expansion or contraction, or both, either before or after the commencement of production, in order to conform to the well spacing or density pattern prescribed or permitted by the governmental authority having jurisdiction, or to conform to any productive acreage determination made by such governmental authority. In making such a revision, Lessee shall file of record a written declaration describing the revised unit and stating the effective date of revision. To the extent any portion of the Leased premises is included in or excluded from the unit by virtue of such revision, the proportion of unit production on which royalties are payable hereunder shall thereafter be adjusted accordingly. In the absence of production from a unit, or upon permanent cessation thereof, Lessee may terminate the unit by filing of record a written declaration describing the unit and stating the date of termination.

6. OPERATIONS. If Lessee drills a well which is incapable of producing In paying quantities (hereinafter called ("dry hole") on the leased Premises or lands pooled therewith, or If all production (whether or not in paying quantities) ceases from any cause, Including a revision of unit boundaries pursuant to the provisions of Paragraph 5 or the action of any governmental authority, then in the event this lease is not otherwise being maintained in force it nevertheless remain in force If Lessee commences operations for reworking an existing well or for drilling an additional well on the leased premises or pooled therewith within 90 days after completion of operations on such dry hole or within 90 days after such cessation of all production. This is a PAID-UP LEASE. In consideration of down cash payment, Lessor agrees that Lessee shall not be obligated to commence or continue any operations during the primary term. If at the end of the primary term or any time thereafter, oil, gas or other substances covered hereby are not being produced in paying quantities from the leased premises or lands pooled therewith, but Lessee is then engaged in drilling, reworking or any other operations reasonably calculated to obtain or restore production therefrom, this lease shall remain in force so long as such operations are prosecuted with no cessation of more than 90 consecutive days, and if any such operations result in the production of oil or gas or other substances covered hereby, as long thereafter as there is production in paying quantities from the leased premises or lands pooled therewith. After completion of a well capable of producing in paying quantities hereunder, Lessee shall drill such additional wells on the leased premises or lands pooled therewith as a reasonably prudent operator would drill under the same or similar circumstances to (a) develop the leased premises as to formations then capable of producing in paying quantities on the leased premises or lands pooled therewith, or (b) protect the leased premises fron uncompensated drainage by any well or wells located on other lands not pooled therewith. There shall be no covenant to drill exploratory wells or any additional wells except as expressly provided herein.

7. LESSER INTEREST. Should Lessor own less than the full mineral estate in all or any part of the leased premises the royalty and shut-in payments, payable hereunder for any well on any part of the leased premises or lands pooled therewith shall be reduced to the proportion that Lessor's mineral interest in such part of the leased premises bears to the full mineral estate in such part of the leased premises.

8. ANCILLARY RIGHTS. Lessee may use in its operations, free of cost, any oil, gas, water and/or other substances produced on the leased premises, except water from Lessor's wells or ponds. The right of ingress and egress granted hereby shall apply to the entire leased premises described in Paragraph 2 above, notwithstanding any partial release or other termination of this lease with respect thereto. If expressly requested in writing by the surface owner, Lessee agrees to bury pipelines across cultivated land below ordinary plow depth, as such depth may be determined at the time of burial. After the pipeline has once been laid below such depth, Lessee shall not thereafter be required to restore the ground cover, or to lower, or to remove such pipeline unless the surface owner first agrees in writing to bear the entire cost thereof, and advances to Lessee the estimated cost thereof. No well shall be located less than 200 feet from any house or barn now on the leased premises without Lessor's consent, and Lessee shall pay for damage caused by its operations to buildings and other improvements now on the leased premises, and to timber and growing crops thereon. Lessee shall have the right at any time to remove its fixtures, equipment and materials, including well casing, from the leased premises during the term of this lease or within a reasonable time thereafter. Lessee may lay pipelines, build roads, tanks, power stations, erect telephone and power lines and construct other facilities deemed necessary by Lessee on and over and across the leased premises and other lands owned or claimed by Lessor adjacent and contiguous thereto to produce, save, take care of, treat transport and own products granted by this lease.

9. OWNERSHIP CHANGES. The interest of either Lessee or Lessee hereunder may be assigned, devised or otherwise transferred in whole or in part by area and/or by depth or horizon, and the rights and obligations of the parties hereunder shall extend to their respective heirs, devisees, executors, administrators, successors, and assigns. No change in Lessor's ownership shall have the effect of reducing the rights or enlarging the obligations of Lessee hereunder, and no change in ownership shall be binding on Lessee until 60 days after Lessee has been furnished the original or certified or duly authenticated copies of the documents establishing such change of ownership to the satisfaction of Lessee or until Lessor has satisfied the notification requirements contained in Lessee's usual form of division order. In the event the death of any person entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to the credit of decedent or decedent's estate in the depository designated above. If at any time two or more persons are entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to such persons or to the credit in the depository, either jointly or separately in proportion to the interest which each owns. If Lessee transfers its interest hereunder in whole or in part Lessee shall be relieved of all obligations thereafter arising with respect to the transferred interest, and failure of the transferee to satisfy such obligations with respect to the transferred interest shall not affect the rights of Lessee with respect to any interest not so transferred. If Lessee transfers a full or undivided interest in all or any portion of the area covered by this lease, the obligation to pay or tender shut-in payments hereunder shall be divided between Lessee and the Transferee in proportion to the net acreage interest in this lease then held by each.

10. BREACH OR DEFAULT. No litigation shall be initiated by Lessor with respect to any breach or default by Lessee hereunder, for a period of at least 90 days after Lessor has given Lessee written notice fully describing the breach or default, and then only if Lessee fails to remedy the breach or default within such period. In the event the matter is litigated and there is a final judicial determination that a breach or default has occurred, this lease shall not be forfeited or cancelled in whole or in part unless Lessee is given a reasonable time after such judicial determination to remedy the breach or default and Lessee fails to do so.

11. WARRANTY OF TITLE. Lessor hereby warrants and agrees to defend title conveyed to Lessee hereunder, and agrees that Lessee at Lessee's option nay pay and discharge any taxes, mortgages or liens existing, levied or assessed on or against the leased premises. If Lessee exercises such option, Lessee shall be subrogated to the rights of the party to whom payment is made, and, In addition to its other rights, may reimburse itself out of any royalties, or shut-in payments otherwise payable to Lessor hereunder. In

Exhibit "A"

Being a 273.80 acre tract of land in Coleman County, Texas, being 167.65 acres out of the M.M. Givens Survey No. 10, Abstract No. 1640, and 106.15 acres Out of the Block 1 of the Subdivision of the R.M Wellborn Subdivision of Section No. 13, of the T. & N. O. R. R. Co. Survey, Abstract No. 654, also being out of the D. M. Hankins 1435.25 acre tract, and said 273.80 acre tract No.4, being hereby described by metes And bound. as follows:

BEGINNLNG at an iron pin and corner post set in the West line of said Section No. 13, and the East line of said Section No. 10, and in an East line of said Hankins Tract, said pin being 322.0 ft. N. 1 deg.. 04' W. of the Southeast corner of said Survey No. 10, and the Southwest corner of said Survey No. 13, for the Southerly Southeast corner thereof:

THENCE N. 1 deg. 04' W. 3205.3 ft. with a fence on said West line of Survey No. 13 and the East line of 6aid Survey No. 10 to an iron corner post set on the Southwest corner of said Block No. 1 and a corner of said Hankins Tract for a corner hereof:

THENCE S. 89 deg. 28' E. 2662.7 ft. with a fence On the South line of said Block No. 1 And a South line of said line of said Hankins Tract to an 1ron pin and corner post set on the Southeast corner of said Block No. 1 and a corner of said Hankins Tract for the Easterly Southeast corner hereof;

THENCE N. 0 deg. 06' E. 1755.1 ft with a fence on the East line of said Block No. 1 and an East line of said Hankins Tract to an 1ron stake and corner post set in the South line of a county road and on the Northeast corner of said Hankins Tract for the Northeast corner hereof;

THENCE S.89 deg. 44' W. with a fence on the South line of said county road and at about 2662 ft. cross over the West Line of said Section No. 13, and the East line of said section 10 and then for a total distance of 4388.7 ft to an iron pin and corner post for the Northwest corner hereof;

THENCE S. 0 deg. 09' W. 2248.0 ft with a fence to an iron pin and corner post for a corner hereof;

THENCE S. 57 deg. 21' E. 97.5 ft with a fence to an iron pin and corner post for a corner thereof;

THENCE S. 7 deg. 11' W. 366.0 ft with a fence to an iron pin and corner post for a corner hereof;

THENCE S. 82 deg. 37' E. 245.4 ft with a fence to an iron pin and corner post for a corner hereof;

THENE S. 75 deg. 37' E. 207.3 ft with a fence to an iron pin and corner post for a corner hereof;

THENCE S. 5 deg. 02' E. 323.8 ft to an iron pin and 10-inch Pose oak for a corner hereof;

THENCE S. 62 deg. 39' E. 132.0 ft to an iron pin and corner post for a corner hereof;

THENCE S. 1 deg. 08' E. 1960.4 ft. with a fence to an iron pin and corner post for the Southwest corner hereof;

THENCE N. 81 deg. 10' E. 1137.5 ft. with a fence to the place of beginning and containing 273.80 acres of land.

SAVE and EXCEPT the 106.15 acre tract out of the T. & N. O. RR. Co. Survey 13, Abstract 654 described more fully in Deed Volume 82 Page 596 Deed Records, Coleman County, Texas.

the event Lessee is made aware of any claim inconsistent with Lessor's title, Lessee may suspend the payment of royalties and shut-in payments hereunder, without interest until Lessee has been furnished satisfactory evidence that such claim has been resolved. Lessee shall have the right to accept leases or conveyances from others owning or claiming to own interests in the leased premises or covered hereby adverse to the rights of Lessor herein. Should Lessee become involved in any dispute or litigation arising out of any claim adverse to the title of Lessor to said leased premises, Lessee may recover from Lessor its reasonable and necessary expenses and attorney fees incurred in such dispute or litigation, with the right to apply royalties accruing hereunder toward satisfying said expenses and attorney fees.

12. REGULATION AND DELAY. Lessee's obligations under this Lease, whether express or implied, shall be subject to all applicable laws, rules, regulations and orders of any governmental authority having jurisdiction including restrictions on the drilling and production of wells, and the price of oil, gas and other substances covered hereby. When drilling, reworking, production or other operations are prevented or delayed or interrupted by such laws, rules, regulations orders, or by inability to obtain necessary permits, equipment, services, material, water, electricity, fuel access or easements, or by fire, flood, adverse weather conditions, war, sabotage, rebellion, insurrection, riot, strike, or labor disputes, or by inability to obtain a satisfactory market for production or failure of purchasers or carriers to take or transport such production, or by any other cause not reasonably within Lessee's control, this lease shall not terminate because of such prevention, delay or interruption, and shall be maintained in force and effect for so long as such force majeure continues, and for 60 days thereafter, or so long as this lease is maintained in force by some other provisions thereof, whichever is the later date. Lessee shall not be liable for breach of any express of implied covenants of this lease when drilling, production or other operations are so prevented, delayed or interrupted.

13. EXECUTION. This lease may be signed in any number of counterparts, each of which shall be binding upon all who execute same, whether or not all parties named in the caption hereof execute this lease. Should any one or more of the parties named herein as Lessor fail to execute this lease, it shall nevertheless be binding on the party or parties who execute the same, and additional parties may execute this lease as Lessor, and this lease shall be binding on each party executing the same notwithstanding that such party is named herein as Lessor, and all of the provisions of this lease shall inure to the benefit of and be binding on the parties hereto and their respective heirs, legal representatives, successors and assigns.

IN WITNESS WHEREOF, this LEASE is executed to be effective as of the date entered into, but upon execution shall be binding on the signatory and the signatory's heirs, devisees, executors, administrators, successors and assigns.

Hubert A. Rutherford
Hubert Rutherford

Gerri Rutherford
Gerri Rutherford

ACKNOWLEDGMENT

STATE OF TEXAS

COUNTY OF TARRANT

The foregoing instrument was acknowledged before me this 1 day of April 2009 by

NOTARY PUBLIC, STATE OF TEXAS

John Morris

JOHN ANDREW MORRIS
Notary Public, State of Texas
My Commission Expires
December 02, 2012

AFFADAVIT OF NON PRODUCTION

STATE OF TEXAS

COUNTY OF COLEMAN

BEFORE ME, the undersigned authority, on this day personally appeared Hubert Rutherford & Gerri Rutherford know to me to be a credible person, and who after being by me duly sworn, did depose and say:

That I am familiar with the certain tracts or parcels of land in Coleman County, Texas more fully described as follows:

Being a 273.80 acre tract of land in Coleman County, Texas, being 167.65 acres out of the M.M. Givens Survey No. 10, Abstract No. 1640, and 106.15 acres Out of the Block 1 of the Subdivision of the R.M Wellborn Subdivision of Section No. 13, of the T. & N. O. R. R. Co. Survey, Abstract No. 654, also being out of the D. M. Hankins 1435.25 acre tract, and said 273.80 acre tract No.4 of land, SAVE and EXCEPT the 106.15 acre tract out of the T. & N. O. RR. Co. Survey 13, Abstract 654 described more fully in Deed Volume 82 Page 596 Deed Records, Coleman County, Texas. Tract being herein described by metes and bounds on Exhibit "A" attached.

I know of my own personal knowledge that there is not, on this date of this affidavit, any production of oil, gas or other minerals from the above described tract of land. For a period of at least one (1) year preceding the date of this affidavit, there has been no production of oil, gas or other minerals from said lands. I further know for at least one (1) year prior to the date of this affidavit, there has not been conducted any drilling operations for the discovery of oil and/or gas on the above described tract of land, nor has there been conducted any re-working operations in regard to any oil and gas wells or production, nor have any such operations taken place on said during said time period. In addition, any and all oil and gas leases covering the above described tract of land have terminated by cessation of production and by the terms and conditions set forth therein.

WITNESS MY HAND, this 1st day of April, 2009.

Hubert A. Rutherford
Hubert Rutherford

Gerri Rutherford
Gerri Rutherford

SUBSCRIBED AND SWORN TO BEFORE ME by the said Hubert Rutherford & Gerri Rutherford this the 1st day of April, 2009

JOHN ANDREW MORRIS
Notary Public, State of Texas
My Commission Expires
December 02, 2012

J. Morris
Notary Public, State of Texas